                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                    811-6165

                      (Investment Company Act File Number)

                  Federated Municipal Securities Income Trust
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  8/31/06

              Date of Reporting Period:  Fiscal year ended 8/31/06

ITEM 1.     REPORTS TO STOCKHOLDERS

Federated
World-Class Investment Manager

Federated California Municipal Income Fund

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2006

Class A Shares
Class B Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMBOARD OF TRUSTEES AND TRUST OFFICERS EVALUATION AND APPROVAL OF
ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights-Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2006 [1]	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.10	$10.94	$10.70	$11.00	$11.08
Income From Investment Operations:
Net investment income	0.51	0.52	0.52	0.52	0.52
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.13)	0.16	0.24	(0.30)	(0.08)
TOTAL FROM INVESTMENT OPERATIONS	0.38	0.68	0.76	0.22	0.44
Less Distributions:
Distributions from net investment income	(0.51)	(0.52)	(0.52)	(0.52)	(0.52)
Net Asset Value, End of Period	$10.97	$11.10	$10.94	$10.70	$11.00
Total Return [2]	3.55%	6.32%	7.26%	1.98%	4.16%

Ratios to Average Net Assets:
Net expenses	0.52%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.68%	4.68%	4.81%	4.72%	4.81%
Expense waiver/reimbursement [3]	0.88%	0.90%	0.85%	0.80%	0.85%
Supplemental Data:
Net assets, end of period (000 omitted)	$55,168	$44,159	$34,269	$36,607	$39,872
Portfolio turnover	18%	18%	13%	24%	21%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG, LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2006 [1]	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.10	$10.94	$10.70	$11.00	$11.08
Income From Investment Operations:
Net investment income	0.43	0.43	0.44	0.44	0.44
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.13)	0.16	0.24	(0.30)	(0.08)
TOTAL FROM INVESTMENT OPERATIONS	0.30	0.59	0.68	0.14	0.36
Less Distributions:
Distributions from net investment income	(0.43)	(0.43)	(0.44)	(0.44)	(0.44)
Net Asset Value, End of Period	$10.97	$11.10	$10.94	$10.70	$11.00
Total Return [2]	2.77%	5.52%	6.46%	1.22%	3.39%

Ratios to Average Net Assets:
Net expenses	1.27%	1.25%	1.25%	1.25%	1.25%
Net investment income	3.91%	3.93%	4.06%	3.97%	4.05%
Expense waiver/reimbursement [3]	0.63%	0.65%	0.60%	0.55%	0.60%
Supplemental Data:
Net assets, end of period (000 omitted)	$29,730	$37,464	$43,773	$50,921	$49,363
Portfolio turnover	18%	18%	13%	24%	21%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG, LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2006 to August 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2006	Ending Account Value 8/31/2006	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,020.90	$2.65
Class B Shares	$1,000	$1,017.00	$6.46
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000	$1,022.58	$2.65
Class B Shares	$1,000	$1,018.80	$6.46

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	0.52%
Class B Shares	1.27%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 3.55% for the fund's Class A Shares and 2.77% for the fund's Class B Shares. The total return of the Lehman Brothers California Municipal Bond Index (LBCAMB), 1 the fund's benchmark index, and the Lehman Brothers Municipal Bond Index (LBMB), 1 a market index, was 3.32% and 3.03%, respectively, for the 12-month reporting period. The fund's total return reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBCAMB and LBMB.

The fund's investment strategy focused on: (a) the effective duration 2 of the portfolio (which indicates the portfolio's sensitivity to changes in interest rates); 3 (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit quality of portfolio securities. These were the most significant factors affecting the fund's performance relative to the LBCAMB and LBMB.

The following discussion will focus on the performance of the fund's Class A Shares. The 3.55% total return of the fund's Class A Shares for the reporting period consisted of 4.72% of tax-exempt dividends and 1.17% of price depreciation in the net asset value of the shares. 4

1 The LBCAMB is a broad-based market performance benchmark. To be included in the LBCAMB, bonds must have a minimum credit rating of Baa3, have been issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity of one year or greater and have been issued after December 31, 1990. Effective September 1, 2005, the fund elected to change its benchmark index from the LBMB to the LBCAMB. The LBMB is a market value-weighted index for the long-term, tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBCAMB and LBMB are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The LBCAMB and LBMB are unmanaged and, unlike the fund, are not affected by cash flows. It is not possible to invest directly in an index.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

4 Income may be subject to the federal alternative minimum tax.

MARKET OVERVIEW

The 12-month reporting period was characterized by the same factors as a year earlier: a flattening yield curve led by a steep rise in short-term interest rates, tightening credit spreads and a large supply of new tax-exempt bonds.

During the 12-month reporting period, interest rate volatility increased as the tax-exempt bond market appeared to focus on inflation and inflation expectations, and whether the Federal Reserve Board (the "Fed") would pause to continue its interest rate tightening cycle. The generally low interest rate environment appeared to result in investors pursuing lower-rated credits because of the additional yield they offer. As a result, certain revenue bond sectors, such as hospital bonds, industrial development bonds and resource recovery project bonds, outperformed the LBCAMB and the LBMB.

During the 12-month reporting period, the Fed continued tightening interest rates, raising the Federal Funds Target Rate nine times from 3.50% in August 2005 to 5.25% in August 2006. Consequently, interest rates throughout the short end of the yield curve rose as well. This resulted in a significant flattening of the tax-exempt municipal yield curve; that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was less or flattened. According to Municipal Market Data (MMD), yields on "AAA"-rated general obligation tax-exempt bonds rose by 69 basis points for 1-year maturity tax-exempt bonds, and tapered to a 2 basis point increase for 30-year maturity tax-exempt bonds. The net effect was that the yield spread between 1- and 30-year "AAA"-rated general obligation tax-exempt bonds fell from 141 basis points to 75 basis points. As a result of the way in which the tax-exempt municipal yield curve flattened, tax-exempt bonds with the longest maturities (15 years and longer) tended to provide positive incremental return versus the LBCAMB and the LBMB.

During the 12-month reporting period, credit spreads, or the yield difference between "AAA"-rated, tax-exempt bonds and bonds of lower credit quality and similar maturity, tightened significantly apparently as a result of both improving economic activity and the exhaustive demand for securities with higher yields. Credit spreads also became tighter to a greater extent for "BBB" rated (or comparable quality) debt than for other investment-grade rated ("AAA," "AA," "A" or comparable quality) debt (meaning that the yield on the "BBB"-rated debt improved to a greater extent than for other investment grade rated debt). 5

5 Investment grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

High-yield, tax-exempt municipal debt (non-investment grade bonds not rated at least "BBB") provided strong total returns once again as investors were attracted to the significantly higher yield provided by these issues. According to Lehman Brothers, Inc., the credit spread between, the Lehman Brothers NonInvestment Grade Municipal Bond Index, 6 and the LBMB tightened from 222 basis points to 151 basis points.

The 12-month reporting period also saw a large (although declining) supply of new tax-exempt bonds. During calendar year 2005, issuance of new tax-exempt bonds was the highest on record, following record-issuance in two of the previous three years. According to the September 9, 2006 issue of The Bond Buyer issuance from January 1, 2006 through August 31, 2006, while on pace to be one of the top five years on record, showed a 15% decline versus the same period in 2005.

During the 12-month reporting period, the California tax-exempt municipal bond market was dominated by the same factors as the national market. The yield curve flattened, credit spreads tightened and supply remained high. According to the September 9, 2006 issue of The Bond Buyer , 2003 to 2005 were the three highest years on record in terms of issuance of California tax-exempt municipal bonds. Issuance for the first eight months of 2006 was down 20% versus 2005, but appears to be on a pace to be among the four highest in history.

During the 12-month reporting period, California's credit profile continued to improve. Moody's Investors Service upgraded California's general obligation rating from "A2" to "A1" in May 2006. Standard & Poor's upgraded California's rating from "A" to "A+," also in May 2006. Fitch Ratings upgraded California's rating from "A" to "A+" in June 2006. 7

6 The Lehman Brothers Non-Investment Grade Municipal Bond Index ("LBNIGMBI") is a broad market performance benchmark for the high-yield, tax-exempt bond market. To be included in the LBNIGMBI, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding par value of at least $3 million, and have a remaining maturity of at least one year. The LBNIGMBI is unmanaged, and it is not possible to invest directly in an index.

7 Credit ratings pertain to only to the securities in the portfolio and do not protect fund Shares against market risk.

DURATION

As determined at the end of the 12-month reporting period, the fund's dollar-weighted average duration was 4.7 years. Duration management remained a significant component of the fund's investment strategy. The fund's duration was maintained short of the duration of the LBCAMB and LBMB during the 12-month reporting period. The fund's duration positively impacted the fund's performance relative to the LBCAMB and LBMB for most of the 12-month reporting period, although it was a drag on performance during the end of the reporting period as rates began to fall. The fund's use of Treasury futures contracts to adjust portfolio duration positively impacted the fund's performance.

MATURITY

Positioning along the yield curve also played a role in the fund's performance. Longer bonds (with 15 years and greater to maturity) tended to outperform the LBMB, while intermediate and shorter bonds lagged the index. The fund was overweight in intermediate bonds, which acted as a drag on performance.

SECTOR

The fund's best performing sectors were lower-quality sectors, including transportation bonds, electric & gas utility bonds and special-tax bonds. In addition, the fund was overweight in hospital bonds, one of the best-performing sectors in the LBCAMB and LBMB. These lower-quality sectors benefited from higher yields, improving credit quality and tightening credit spreads. Lagging sectors for the fund included insured bonds, general obligation bonds and industrial development bonds, which were higher-quality sectors that did not perform as well as the lower-quality sectors. Due to the fund's overweight position in the better performing sectors, sector allocation positively impacted the fund's performance relative to the LBCAMB and LBMB.

CREDIT QUALITY

The fund maintained an allocation to low investment grade, tax-exempt municipal bonds ("BBB"-rated and unrated securities of comparable quality) and non-investment grade, tax-exempt municipal bonds (securities not rated at least "BBB" or unrated securities of comparable quality). This allocation benefited the fund's performance as tightening credit spreads caused them to outperform higher-quality, investment-grade, tax-exempt municipal bonds. The fund's performance also benefited from upgrades to California's general obligation bond rating by all three of the major ratings agencies as the upgraded ratings caused appreciation in the price of these securities. Additionally, the advance refunding of nine positions also contributed to positive return as these securities saw their credit ratings improve.

GROWTH OF A $10,000 INVESTMENT-CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated California Municipal Income Fund (Class A Shares) (the "Fund") from August 31, 1996 to August 31, 2006, compared to the Lehman Brothers California Municipal Bond Index (LBCAMB) 2 , Lehman Brothers Municipal Bond Index (LBMB) 2 and the Lipper California Municipal Debt Funds Average (LCAMDFA). 3

Average Annual Total Return [4] for the Period Ended 8/31/2006
1 Year	(1.09)%
5 Years	3.68%
10 Years	5.18%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCAMB, LBMB and LCAMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average. The index and average are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or average.

2 The LBCAMB is a broad-based market performance benchmark. To be included in the LBCAMB, bonds must have a minimum credit rating of Baa3, have been issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity of one year or greater and have been issued after December 31, 1990. Effective September 1, 2005, the fund elected to change its benchmark index from the LBMB to the LBCAMB. The LBMB is a market value-weighted index for the long-term, tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBCAMB and LBMB are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The LBCAMB and LBMB are unmanaged and, unlike the fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LCAMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The average is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an average.

4 Total return quoted reflects all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT-CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated California Municipal Income Fund (Class B Shares) (the "Fund") from December 1, 1997 (start of performance) to August 31, 2006, compared to the Lehman Brothers California Municipal Bond Index (LBCAMB)2, the Lehman Brothers Municipal Bond Index (LBMB)2 and the Lipper California Municipal Debt Funds Average (LCAMDFA).3

Average Annual Total Return [4] for the Period Ended 8/31/2006
1 Year	(2.66)%
5 Years	3.51%
Start of Performance (12/1/1997)	4.30%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCAMB, LBMB and LCAMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average. The index and average are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or average. Effective September 1, 2006 a $10,000 aggregate investment limit was instituted on Class B Shares.

2 The LBCAMB is a broad-based market performance benchmark. To be included in the LBCAMB, bonds must have a minimum credit rating of Baa3, have been issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity of one year or greater and have been issued after December 31, 1990. Effective September 1, 2005, the fund elected to change its benchmark index from the LBMB to the LBCAMB. The LBMB is a market value-weighted index for the long-term, tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBCAMB and LBMB are not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the fund's performance. The LBCAMB and LBMB are unmanaged and, unlike the fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LCAMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The average is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an average.

4 Total return quoted reflects all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At August 31, 2006, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Insured	33.7%
Hospital	10.8%
Special Tax	8.4%
Education	7.5%
Prerefunded	7.4%
Multi Family Housing	5.7%
GO--State	4.8%
Resource Recovery	4.2%
Water and Sewer	3.2%
Senior Care	3.1%
Lease	3.0%
Tobacco	2.7%
Transportation	1.2%
IDB/PCR	1.1%
Electric & Gas	0.8%
Single Family Housing	0.1%
Other Assets and Liabilities--Net [2]	2.3%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured' sector. Prerefunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2006

Principal Amount			Value
		MUNICIPAL BONDS--96.4%
		California--95.6%
$500,000		ABAG Finance Authority for Non-Profit Corporations, CA, Revenue Bonds, 6.125% (Southern California Presbyterian Homes)/(Original Issue Yield: 6.25%), 11/15/2032	$541,670
500,000		Anaheim, CA Public Financing Authority, Lease Revenue Bonds (Series 1997C), 6.00% (Anaheim Public Improvements Project)/(FSA INS), 9/1/2016	579,005
500,000		Bell Community Redevelopment Agency, CA, Refunding Tax Allocation Revenue Bonds, 5.50% (Radian Asset Assurance INS), 10/1/2023	536,915
605,000		Blythe, CA Financing Authority, Sewer Revenue Bonds (Series 1998), 5.75%, 4/1/2028	628,819
500,000		California Educational Facilities Authority, Revenue Bonds (Series 2000A), 6.75% (Fresno Pacific University), 3/1/2019	537,730
1,000,000		California Educational Facilities Authority, Revenue Bonds (Series 2002A), 5.50% (Pepperdine University)/(United States Treasury PRF 8/1/2009 @100), 8/1/2032	1,055,050
750,000		California Educational Facilities Authority, Revenue Bonds (Series 2005), 5.00% (California College of the Arts), 6/1/2035	752,580
1,000,000		California Educational Facilities Authority, Revenue Bonds (Series 2006), 5.00% (University of the Pacific), 11/1/2036	1,028,830
240,000		California Educational Facilities Authority, Student Loan Revenue Bonds (Series 1998), 5.55% (AMBAC INS), 4/1/2028	248,580
425,000		California Educational Facilities Authority, Student Loan Revenue Bonds (Series A), 5.40% (Cal Loan Program)/(MBIA Insurance Corp. INS), 3/1/2021	440,236
425,000		California Health Facilities Financing Authority, Health Facility Revenue Bonds (Series 2004I), 4.95% TOBs (Catholic Healthcare West), Mandatory Tender 7/1/2014	446,645
1,000,000		California Health Facilities Financing Authority, Ins Health Facilities Refunding Revenue Bonds (Series 1997), 5.50% (Valley Care Hospital Corp.)/(California Mortgage Insurance GTD)/(Original Issue Yield: 5.737%), 5/1/2020	1,027,510
500,000		California Health Facilities Financing Authority, INS Revenue Bonds (Series 2006), 5.00% (California-Nevada Methodist Homes)/(California Mortgage Insurance GTD), 7/1/2036	517,245
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--continued
$435,000		California Health Facilities Financing Authority, Revenue Bonds (Series 1996A), 6.00% (Catholic Healthcare West)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 6.15%), 7/1/2017	$444,496
1,000,000		California Health Facilities Financing Authority, Revenue Bonds (Series 1998), 5.40% (Northern California Presbyterian Homes, Inc.)/(Original Issue Yield: 5.417%), 7/1/2028	1,015,570
1,500,000		California Health Facilities Financing Authority, Revenue Bonds (Series 1999A), 6.125% (Cedars-Sinai Medical Center)/(United States Treasury PRF 12/1/2009 @101), 12/1/2030	1,632,540
500,000		California Infrastructure & Economic Development Bank, Revenue Bonds (Series 2000A), 5.75% (Scripps Research Institute)/(Original Issue Yield: 5.85%), 7/1/2030	519,355
1,000,000		California Infrastructure & Economic Development Bank, Revenue Bonds (Series 2001B), 5.50% (Kaiser Permanente), 8/1/2031	1,053,970
1,000,000		California Municipal Finance Authority, Revenue Bonds (Series 2006A), 5.25% (American Heritage Education Foundation), 6/1/2036	1,015,940
1,000,000		California PCFA, Refunding Revenue Bonds (1996 Series A), 5.35% (Pacific Gas & Electric Co.)/(MBIA Insurance Corp. INS), 12/1/2016	1,069,660
900,000		California PCFA, Sewer & Solid Waste Disposal Revenue Bonds, 5.75% (Anheuser-Busch Cos., Inc.)/(Original Issue Yield: 5.818%), 12/1/2030	912,708
1,000,000	[1]	California PCFA, Solid Waste Disposal Revenue Bonds (Series 2005A-2), 5.40% (Waste Management, Inc.), 4/1/2025	1,052,680
750,000	[1]	California PCFA, Solid Waste Disposal Revenue Bonds, 5.125% TOBs (Waste Management, Inc.), Mandatory Tender 5/1/2014	781,575
700,000		California PCFA, Solid Waste Disposal Revenue Bonds, 6.875% (Browning-Ferris Industries, Inc.)/(Original Issue Yield: 6.95%), 11/1/2027	704,767
1,000,000		California PCFA, Solid Waste Refunding Revenue Bonds (Series 1999A), 5.125% (West County Resource Recovery, Inc.)/(Comerica Bank LOC)/(Original Issue Yield: 5.323%), 1/1/2014	1,007,900
40,000		California Rural Home Mortgage Finance Authority, SFM Revenue Bonds, (Series 1998 B-4), 6.35% (GNMA Collateralized Home Mortgage Program COL), 12/1/2029	40,885
870,000		California State, UT GO Bonds, 5.25% (Original Issue Yield: 5.375%), 12/1/2027	912,482
1,000,000		California State, UT GO Bonds, 5.125% (Original Issue Yield: 5.40%), 6/1/2025	1,040,700
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--continued
$20,000		California State, UT GO Bonds, 5.75% (Original Issue Yield: 6.25%), 3/1/2019	$20,182
1,000,000		California State, Various Purpose UT GO Bonds, 5.125% (Original Issue Yield: 5.16%), 4/1/2023	1,065,520
1,000,000		California State, Various Purpose UT GO Bonds, 5.25%, 11/1/2021	1,077,810
400,000		California Statewide Communities Development Authority, COPs, 5.25% (St. Joseph Health System Group, CA)/(Original Issue Yield: 5.47%), 7/1/2021	411,240
1,000,000		California Statewide Communities Development Authority, COPs, 5.50% (Sutter Health)/(FSA INS)/(Original Issue Yield: 5.77%), 8/15/2018	1,058,450
485,000	[1]	California Statewide Communities Development Authority, Revenue Bonds (Series 2001), 6.75% (St. Mark's School), 6/1/2028	516,384
400,000	[1]	California Statewide Communities Development Authority, Revenue Bonds (Series 2002), 6.75% (Prospect Sierra School)/(United States Treasury PRF 9/1/2010 @103)/(Original Issue Yield: 6.85%), 9/1/2032	445,384
400,000	[1]	California Statewide Communities Development Authority, Revenue Bonds (Series 2005A), 4.875% (Thomas Jefferson School of Law)/(Original Issue Yield: 4.93%), 10/1/2035	403,344
1,000,000		California Statewide Communities Development Authority, Revenue Bonds (Series 2005A), 5.25% (Daughters of Charity Health System), 7/1/2035	1,040,420
500,000	[1]	California Statewide Communities Development Authority, Revenue Bonds, 6.50% (Turningpoint School), 11/1/2031	528,650
1,000,000		California Statewide Communities Development Authority, Revenue Bonds, 5.75% (Los Angeles Orthopedic Hospital Foundation)/(AMBAC INS), 6/1/2030	1,023,710
1,000,000		California Statewide Communities Development Authority, Student Housing Refunding Revenue Bonds (Series 2006), 5.00% (CHF-Irvine LLC-UCI East Campus Apartments Phase II), 5/15/2029	1,027,810
500,000		Capistrano Unified School District, CA Community Facilities District No. 90-2, Special Tax Bonds (Series 2003), 5.875% (Talega Ranch), 9/1/2023	532,250
500,000		Carlsbad, CA Community Facilities District No. 3, Special Tax Bonds (Series 2006), 5.30% (Original Issue Yield: 5.33%), 9/1/2036	503,475
455,000		Central Unified School District, CA, UT GO Bonds (Series 2004A), 5.50% (FGIC INS), 7/1/2024	501,128
1,000,000		Chowchilla, CA Redevelopment Agency, Tax Allocation Bonds (Series 2005), 5.00% (Radian Asset Assurance INS), 8/1/2037	1,030,650
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--continued
$250,000		Chula Vista, CA Community Facilities District No. 06-1, Special Tax Revenue Bonds (Series 2002A), 6.15% (Eastlake-Woods, Vistas & Land Swap), 9/1/2026	$267,958
425,000	[1]	Community Facilities District No. 3 (Liberty Station), Special Tax Bonds (Series 2006A), 5.75%, 9/1/2036	429,815
1,000,000		Coronado, CA Community Development Agency, Tax Allocation Bonds (Series 2005), 5.00% (AMBAC INS), 9/1/2035	1,040,420
1,000,000		Daly City, CA HDFA, Mobile Home Park Senior Revenue Bonds (Series 2002A), 5.85% (Franciscan Acquisition Project)/(Original Issue Yield: 5.95%), 12/15/2032	1,098,140
1,000,000		El Centro, CA Financing Authority, INS Hospital Revenue Bonds (Series 2001), 5.25% (El Centro Regional Medical Center)/(California Mortgage Insurance GTD)/(Original Issue Yield: 5.32%), 3/1/2018	1,040,900
730,000		El Monte, CA Public Financing Authority, Tax Allocation Revenue Bonds (Series 1998), 5.75% (El Monte, CA Community Redevelopment Agency), 6/1/2028	748,951
700,000		Foothill/Eastern Transportation Corridor Agency, CA, (Series 1995A) Senior Lien Toll Road Revenue Bonds, 6.50% (United States Treasury PRF 1/1/2007 @100)/(Original Issue Yield: 6.78%), 1/1/2032	707,042
1,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Refunding Revenue Bonds, 5.75% (Original Issue Yield: 5.774%), 1/15/2040	1,039,330
2,000,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Revenue Bonds (Series 2003A-1), 6.75% (Original Issue Yield: 7.00%), 6/1/2039	2,256,180
1,000,000		Inglewood, CA Public Financing Authority, Refunding Revenue Bonds (Series 1999A), 5.625% (AMBAC INS), 8/1/2016	1,072,720
500,000		Inland Empire Solid Waste Financing Authority, CA, Revenue Bonds (Series B), 6.25% (Escrowed In Treasuries COL), 8/1/2011	529,730
1,000,000		Irvine, CA Unified School District Financing Authority, Special Tax Revenue Bonds (Series 2005A), 5.00% (AMBAC INS), 9/1/2034	1,043,210
500,000		La Verne, CA, Revenue COPs (Series 2003B), 6.625% (Brethren Hillcrest Homes)/(Original Issue Yield: 6.70%), 2/15/2025	550,300
845,000		Lancaster, CA Redevelopment Agency, Tax Allocation Bonds (Issue of 2004), 5.00% (XL Capital Assurance Inc. INS), 12/1/2023	888,061
500,000		Loma Linda, CA, Hospital Revenue Bonds (Series 2005A), 5.00% (Loma Linda University Medical Center Project), 12/1/2023	513,380
1,000,000		Long Beach, CA Bond Financing Authority, Plaza Parking Facility Lease Revenue Bonds, 5.25% (Original Issue Yield: 5.54%), 11/1/2021	1,043,530
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--continued
$35,000		Los Angeles, CA Community Redevelopment Agency, Housing Revenue Refunding Bonds (Series A), 6.55% (AMBAC INS), 1/1/2027	$35,049
1,000,000		Los Angeles, CA Unified School District, UT GO Bonds (Series 2006G), 5.00% (AMBAC INS), 7/1/2030	1,058,060
1,000,000		Metropolitan Water District of Southern California, Water Revenue Bonds (Series 2006C), 5.00%, 7/1/2035	1,053,130
1,000,000		Oakland, CA Unified School District, UT GO (Series 2000F), 5.60% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.63%), 8/1/2019	1,070,080
500,000		Orange County, CA Community Facilities District No. 2000-1, Special Tax Bonds (Series 2000A), 6.25% (Ladera Ranch)/(United States Treasury PRF 8/15/2008 @100)/(Original Issue Yield: 6.28%), 8/15/2030	526,245
400,000		Orange County, CA Community Facilities District No. 2000-1, Special Tax Bonds (Series 2002A), 6.00% (Ladera Ranch)/(United States Treasury PRF 8/15/2010 @101)/(Original Issue Yield: 6.03%), 8/15/2032	440,276
500,000		Orange County, CA Community Facilities District No. 2000-1, Special Tax Bonds (Series 2004A), 5.625% (Ladera Ranch)/(Original Issue Yield: 5.65%), 8/15/2034	519,940
500,000		Oxnard, CA Community Facilities District No. 3, Special Tax Bonds (Series 2005), 5.00% (Seabridge at Mandalay Bay)/(Original Issue Yield: 5.22%), 9/1/2035	495,465
1,000,000		Oxnard, CA Union High School District, Refunding UT GO Bonds (Series 2001A), 6.20% (MBIA Insurance Corp. INS), 8/1/2030	1,192,090
500,000		Perris, CA Public Financing Authority, Tax Allocation Revenue Bonds (Series 2001A), 5.75% (Original Issue Yield: 5.85%), 10/1/2031	528,525
900,000		Port of Oakland, CA, Revenue Bonds (Series 1997G), 5.50% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.83%), 11/1/2017	933,741
1,000,000		Port of Oakland, CA, Revenue Bonds (Series 2000K), 5.75% (FGIC INS)/(Original Issue Yield: 5.78%), 11/1/2020	1,059,420
600,000		Poway, CA Unified School District, Special Tax Bonds (Series 2005), 5.125% (Community Facilities District No. 6 (4S Ranch))/(Original Issue Yield: 5.21%), 9/1/2035	604,950
1,000,000		Rancho Mirage Joint Powers Financing Authority, CA, Revenue Bonds (Series 2004), 5.875% (Eisenhower Medical Center), 7/1/2026	1,109,350
2,000,000		Richmond, CA, Wastewater Revenue Bonds (Series 1999), 5.80% (FGIC INS), 8/1/2018	2,150,060
500,000		Riverside, CA Hunter Park Assessment District, LT Obligation Improvement Bonds, 5.20% (Original Issue Yield: 5.25%), 9/2/2036	506,240
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--continued
$1,000,000	[2]	San Bernardino County, CA Housing Authority, Multifamily Mortgage Revenue Bonds (Series 2001A), 6.70% (Glen Aire Park)/(GNMA Collateralized Home Mortgage Program GTD), 12/20/2041	$1,096,880
349,000		San Bernardino County, CA Housing Authority, Subordinated Revenue Bonds, 7.25% (Glen Aire Park & Pacific Palms), 4/15/2042	240,217
1,000,000		San Diego County, CA, COPs, 5.25% (University of San Diego)/(Original Issue Yield: 5.47%), 10/1/2021	1,044,780
300,000		San Dimas, CA Housing Authority, Mobile Home Park Revenue Bonds (Series 1998A), 5.70% (Charter Oak Mobile Home Estates Acquisition Project)/(Original Issue Yield: 5.90%), 7/1/2028	312,123
400,000		San Francisco, CA City & County Redevelopment Agency Community Facilities District No. 6, Special Tax Revenue Bonds, 6.625% (Mission Bay South), 8/1/2027	431,104
1,000,000		San Jose, CA Unified School District, COPs, 5.75% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.85%), 6/1/2020	1,026,700
500,000		San Mateo, CA Redevelopment Agency, Merged Area Tax Allocation Bonds (Series 2001A), 5.50% (Original Issue Yield: 5.55%), 8/1/2022	531,255
1,000,000		Santa Clara County, CA Housing Authority, MFH Revenue Bonds (Series 2001A), 5.85% (River Town Apartments Project), 8/1/2031	1,057,350
1,500,000		Simi Valley, CA PFA, Lease Revenue Bonds (Series 1995), 5.75% (AMBAC INS), 9/1/2015	1,589,640
1,000,000		South El Monte, CA Improvement District, Tax Allocation Bonds (Series 2005A), 5.00% (Radian Asset Assurance INS), 8/1/2030	1,039,220
1,000,000		South Orange County, CA Public Financing Authority, 1999 Reassessment Revenue Bonds, 5.80% (FSA INS)/(Original Issue Yield: 5.85%), 9/2/2018	1,070,570
400,000		Stockton, CA Community Facilities District No. 2001-1, Special Tax Revenue Bonds, 6.375% (Spanos Park West)/(United States Treasury PRF 9/1/2012 @102)/(Original Issue Yield: 6.43%), 9/1/2032	460,784
1,400,000		Stockton, CA, COPs (Series 1999), 5.875% (Original Issue Yield: 5.90%), 8/1/2019	1,505,770
400,000		Stockton, CA, Health Facility Revenue Bonds (Series 1997A), 5.70% (Dameron Hospital Association), 12/1/2014	414,608
1,000,000		Sweetwater, CA Union High School District Public Financing Authority, Revenue Bonds (Series 2005A), 5.00% (FSA INS), 9/1/2029	1,043,440
1,000,000		Torrance, CA, Hospital Revenue Bonds (Series 2001 A), 5.50% (Torrance Memorial Medical Center)/(Original Issue Yield: 5.65%), 6/1/2031	1,049,580
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--continued
$1,000,000		University of California, General Revenue Bonds, (2005 Series G), 4.75% (FGIC INS), 5/15/2027	$1,027,210
1,000,000		Vallejo, CA Unified School District, UT GO Bonds, 5.90% (MBIA Insurance Corp. INS), 2/1/2021	1,202,930
1,000,000		Vista, CA Community Development Commission, Tax Allocation Bonds (Series 2001), 5.80% (Vista Redevelopment Project Area)/(Original Issue Yield: 5.85%), 9/1/2030	1,048,400
965,000		Walnut, CA Public Financing Authority, Tax Allocation Revenue Bonds (Series 2002), 5.375% (Walnut Improvement Project)/(AMBAC INS), 9/1/2019	1,044,227
500,000		Watsonville, CA, INS Hospital Revenue Refunding Bonds (Series 1996A), 6.20% (Watsonville Community Hospital)/(Escrowed In Treasuries COL)/(Original Issue Yield: 6.225%), 7/1/2012	547,330
1,000,000		West Sacramento, CA Financing Authority, Special Tax Revenue Bonds (Series 2006A), 5.00% (XL Capital Assurance Inc. INS), 9/1/2026	1,073,720
1,000,000		Whittier, CA, Health Facilities Revenue Bonds, 5.75% (Presbyterian Intercommunity Hospital)/(Original Issue Yield: 5.80%), 6/1/2031	1,068,280
		TOTAL	81,210,856
		Puerto Rico--0.8%
595,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Cogeneration Facility Revenue Bonds (Series 2000A), 6.625% (AES Puerto Rico Project)/(Original Issue Yield: 6.65%), 6/1/2026	647,961
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $77,827,640)	81,858,817
		SHORT-TERM MUNICIPALS--1.3% [3]
		California--1.3%
1,100,000		Metropolitan Water District of Southern California, (Series 2001 B-1) Weekly VRDNs (Dexia Credit Local LIQ), 3.270%, 9/7/2006 (AT AMORTIZED COST)	1,100,000
		TOTAL INVESTMENTS--97.7% (IDENTIFIED COST $78,927,640) [4]	82,958,817
		OTHER ASSETS AND LIABILITIES - NET--2.3%	1,939,228
		TOTAL NET ASSETS--100%	$84,898,045

Securities that are subject to the federal alternative minimum tax (AMT) represent 12.6% of the Fund's portfolio as calculated based upon total market value. (Percentage is unaudited.)

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At August 31, 2006, these restricted securities amounted to $4,157,832, which represented 4.9% of total net assets.

2 The issuer failed to distribute to the Fund its scheduled semi-annual interest payment.

3 Current rate and next reset date shown for Variable Rate Demand Notes.

4 The cost of investments for federal tax purposes amounts to $78,924,010.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2006.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
COPs	--Certificate of Participation
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HDFA	--Housing Development Finance Authority
IDB	--Industrial Development Bond
INS	--Insured
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
LT	--Limited Tax
MFH	--Multifamily Housing
PCFA	--Pollution Control Finance Authority
PCR	--Pollution Control Revenue
PFA	--Public Facility Authority
PRF	--Prerefunded
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2006

Assets:
Total investments in securities, at value (identified cost $78,927,640)		$82,958,817
Cash		85,773
Income receivable		1,138,493
Receivable for shares sold		1,091,339
TOTAL ASSETS		85,274,422
Liabilities:
Payable for shares redeemed	$200,585
Payable for transfer and dividend disbursing agent fees and expenses	19,327
Payable for distribution services fee (Note 5)	19,044
Payable for shareholder services fee (Note 5)	17,368
Payable for registration fees	11,223
Income distribution payable	97,826
Accrued expenses	11,004
TOTAL LIABILITIES		376,377
Net assets for 7,740,467 shares outstanding		$84,898,045
Net Assets Consist of:
Paid-in capital		$83,947,210
Net unrealized appreciation of investments		4,031,177
Accumulated net realized loss on investments and futures contracts		(3,080,495)
Undistributed net investment income		153
TOTAL NET ASSETS		$84,898,045
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($55,167,592 ÷ 5,029,772 shares outstanding), no par value, unlimited shares authorized		$10.97
Offering price per share (100/95.50 of $10.97) [1]		$11.49
Redemption proceeds per share		$10.97
Class B Shares:
Net asset value per share ($29,730,453 ÷ 2,710,695 shares outstanding), no par value, unlimited shares authorized		$10.97
Offering price per share		$10.97
Redemption proceeds per share (94.50/100 of $10.97) [1]		$10.37

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2006

Investment Income:
Interest			$4,278,221
Expenses:
Investment adviser fee (Note 5)		$329,941
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		5,058
Transfer and dividend disbursing agent fees and expenses		64,534
Directors'/Trustees' fees		1,798
Auditing fees		22,141
Legal fees		8,848
Portfolio accounting fees		66,603
Distribution services fee--Class A Shares (Note 5)		122,461
Distribution services fee--Class B Shares (Note 5)		251,255
Shareholder services fee--Class A Shares (Note 5)		120,759
Shareholder services fee--Class B Shares (Note 5)		83,752
Share registration costs		24,441
Printing and postage		20,012
Insurance premiums		7,600
Miscellaneous		2,006
TOTAL EXPENSES		1,321,209
Waivers and Reimbursement (Note 5):
Waiver of investment adviser fee	$(329,941)
Waiver of administrative personnel and services fee	(34,175)
Waiver of distribution services fee--Class A Shares	(122,461)
Reimbursement of other operating expenses	(158,859)
TOTAL WAIVERS AND REIMBURSEMENT		(645,436)
Net expenses			675,773
Net investment income			3,602,448
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			196,121
Net realized gain on futures contracts			64,525
Net change in unrealized appreciation of investments			(1,243,336)
Net change in unrealized depreciation of futures contracts			19,768
Net realized and unrealized loss on investments			(962,922)
Change in net assets resulting from operations			$2,639,526

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,602,448	$3,418,889
Net realized gain on investments and futures contracts	260,646	283,485
Net change in unrealized appreciation/depreciation of investments and futures contracts	(1,223,568)	796,076
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,639,526	4,498,450
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(2,288,186)	(1,802,605)
Class B Shares	(1,313,299)	(1,615,587)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,601,485)	(3,418,192)
Share Transactions:
Proceeds from sale of shares	21,896,935	15,113,488
Net asset value of shares issued to shareholders in payment of distributions declared	2,418,362	2,088,041
Cost of shares redeemed	(20,078,577)	(14,700,388)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	4,236,720	2,501,141
Change in net assets	3,274,761	3,581,399
Net Assets:
Beginning of period	81,623,284	78,041,885
End of period (including undistributed (distributions in excess of) net investment income of $153 and $(132), respectively)	$84,898,045	$81,623,284

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2006

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated California Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal AMT) and the personal income taxes imposed by the state of California and California municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations. The Fund offers two class of shares: Class A Shares and Class B Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost, which approximates fair market value. Prices furnished by an independent pricing service for municipal bonds are intended to be indicative of the bid prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended August 31, 2006, the Fund had no realized gains or losses on swap contracts.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

Swap contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Futures Contracts

The Fund periodically may sell bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2006, the Fund had net realized gains on futures contracts of $64,525.

Futures contracts outstanding at period end, if any, are listed after the fund's portfolio of investments.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at August 31, 2006, is as follows:

Security	Acquisition Date	Acquisition Cost
California PCFA, Solid Waste Disposal Revenue Bonds (Series 2005A-2), 5.40% (Waste Management, Inc.), 4/1/2025	3/30/2005	$1,000,000
California PCFA, Solid Waste Disposal Revenue Bonds, 5.125% TOBs (Waste Management, Inc.), Mandatory Tender 5/1/2014	4/30/2004	$ 750,000
California Statewide Communities Development Authority, Revenue Bonds (Series 2001), 6.75% (St. Mark's School), 6/1/2028	7/3/2001	$ 485,000
California Statewide Communities Development Authority, Revenue Bonds (Series 2002), 6.75% (Prospect Sierra School)/(United States Treasury PRF 9/1/2010 @103)/(Original Issue Yield: 6.85%), 9/1/2032	5/10/2002	$ 394,864
California Statewide Communities Development Authority, Revenue Bonds, 6.50% (Turningpoint School), 11/1/2031	3/23/2001	$ 500,000
California Statewide Communities Development Authority, Revenue Bonds (Series 2005A), 4.875% (Thomas Jefferson School of Law)/(Original Issue Yield: 4.93%), 10/1/2035	8/26/2005	$ 396,560
Community Facilities District No. 3 (Liberty Station), Special Tax Bonds (Series 2006A), 5.75%, 9/1/2036	6/30/2006	$ 425,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended August 31	2006		2005
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,859,201	$20,329,368	1,249,922	$13,786,385
Shares issued to shareholders in payment of distributions declared	141,857	1,549,668	98,959	1,089,826
Shares redeemed	(950,351)	(10,361,788)	(500,918)	(5,516,722)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,050,707	$11,517,248	847,963	$9,359,489

Year Ended August 31	2006		2005
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	143,104	$1,567,567	120,033	$1,327,103
Shares issued to shareholders in payment of distributions declared	79,487	868,694	90,665	998,215
Shares redeemed	(887,832)	(9,716,789)	(834,208)	(9,183,666)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(665,241)	$(7,280,528)	(623,510)	$(6,858,348)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	385,466	$4,236,720	224,453	$2,501,141

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Losses
$(678)	$678

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2006 and 2005, was as follows:

	2006	2005
Tax-exempt income	$3,601,485	$3,418,192

As of August 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$97,979
Net unrealized appreciation	$4,034,807
Capital loss carryforward	$(3,084,124)
Dividend payable	$(97,826)

At August 31, 2006, the cost of investments for federal tax purposes was $78,924,010. The net unrealized appreciation of investments for federal tax purposes was $4,034,807. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $4,148,842 and net unrealized depreciation from investments for those securities having an excess of cost over value of $114,035.

At August 31, 2006, the Fund had a capital loss carryforward of $3,084,124 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 510,323
2009	$1,337,342
2010	$ 166,229
2011	$ 562,757
2012	$ 507,473

The Fund used capital loss carryforwards of $280,544 to offset taxable capital gains realized during the year ended August 31, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended August 31, 2006, the Adviser voluntarily waived $329,941 of its fee and reimbursed $158,859 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2006, the net fee paid to FAS was 0.189% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class B Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Share Class
Class A Shares	0.25%
Class B Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2006, FSC voluntarily waived $122,461 of its fee. When FSC receives fees, it may pay some or all of them to financial intemediaries whose customers purchase shares. For the year ended August 31, 2006, FSC did not retain any fees paid by the Fund.

Sales Charges

For the year ended August 31, 2006, FSC retained $26,468 in sales charges from the sale of Class A Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) of 0.25% of the average daily net assets of the Fund's Class A Shares and Class B Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended August 31, 2006, FSSC did not receive any fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2006, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $26,825,000 and $26,325,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2006, were as follows:

Purchases	$16,646,141
Sales	$14,467,211

7. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2006, 35.7% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 9.8% of total investments.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM (UNAUDITED)

On August 18, 2006, the Fund's Trustees, upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended August 31, 2004 and August 31, 2005, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended August 31, 2004 and August 31, 2005: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending August 31, 2006. During the Fund's fiscal years ended August 31, 2004 and August 31, 2005 and the interim period commencing September 1, 2005 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

10. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2005, 100.0% of the distributions from net investment income is exempt from federal income tax and the personal income taxes imposed by the state of California and California municipalities, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED CALIFORNIA MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Federated California Municipal Income Fund, a series of Federated Municipal Securities Income Trust, as of August 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2005 and the financial highlights for the periods presented prior to September 1, 2005, were audited by other auditors whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated California Municipal Income Fund as of August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
October 24, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated) Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Allegheny Corporation.
Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is a Vice President of the Trust. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations : J. Scott Albrecht is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Senior Vice President of the Fund's Adviser since 2005. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED CALIFORNIA MUNICIPAL INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated Funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds ( e.g. , institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2005, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated Funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated Funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated Funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contracts, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Got to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when fixed-income preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated California Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923104
Cusip 313923203

28991 (10/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Michigan Intermediate Municipal Trust

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2006

Class A Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2006 [1]	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.23	$11.36	$11.17	$11.22	$11.06
Income From Investment Operations:
Net investment income	0.45	0.44	0.43	0.45	0.50
Net realized and unrealized gain (loss) on investments, futures contracts, and swap contracts	(0.20)	(0.13)	0.19	(0.05)	0.16
TOTAL FROM INVESTMENT OPERATIONS	0.25	0.31	0.62	0.40	0.66
Less Distributions:
Distributions from net investment income	(0.45)	(0.44)	(0.43)	(0.45)	(0.50)
Net Asset Value, End of Period	$11.03	$11.23	$11.36	$11.17	$11.22
Total Return [2]	2.33%	2.78%	5.60%	3.58%	6.15%

Ratios to Average Net Assets:
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.10%	3.91%	3.76%	3.96%	4.53%
Expense waiver [3]	0.32%	0.32%	0.36%	0.36%	0.39%
Supplemental Data:
Net assets, end of period (000 omitted)	$167,329	$213,304	$164,213	$147,959	$134,718
Portfolio turnover	22%	21%	20%	15%	19%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG, LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2006 to August 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2006	Ending Account Value 8/31/2006	Expenses Paid During Period [1]
Actual	$1,000	$1,019.20	$2.54
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,022.68	$2.55

1 Expenses are equal to the Fund's annualized net expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 2.33% for Class A Shares. 1 The total return of the Lehman Brothers 7-Year General Obligations Municipal Bond Index (LB7GO), 2 the fund's benchmark index, was 2.60% for the 12-month reporting period. The fund's total return reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LB7GO.

The fund's investment strategy focused on: (a) the effective duration 3 of the portfolio (which indicates the portfolio's sensitivity to changes in interest rates); 4 (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit quality of portfolio securities. These were the most significant factors affecting the fund's performance relative to the LB7GO.

The following discussion will focus on the performance of the fund's Class A Shares. The 2.33% total return of the fund's Class A Shares for the reporting period consisted of 4.11% of tax-exempt dividends and 1.78% of price depreciation in the net asset value of the shares. 5

1 The shares of the Fund were redesignated as Class A Shares effective January 1, 2005.

2 The LB7GO is an unmanaged index of tax-exempt municipal bonds, issued after January 1, 1991, with a minimum credit rating of at least Baa, which have been issued as part of a transaction of at least $50 million, have a maturity value of at least $5 million and a maturity range of six to eight years. The LB7GO also includes zero coupon bonds and bonds subject to the federal alternative minimum tax. The LB7GO is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The LB7GO is unmanaged and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

4 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

5 Income may be subject to the federal alternative minimum tax.

MARKET OVERVIEW

The 12-month reporting period was characterized by the same factors as a year earlier: a flattening yield curve led by a steep rise in short-term interest rates, tightening credit spreads and a large supply of new tax-exempt bonds.

During the 12-month reporting period, interest rate volatility increased as the tax-exempt bond market appeared to focus on inflation and inflation expectations, and whether the Federal Reserve Board (the "Fed") would pause to continue its interest rate tightening cycle. The generally low interest rate environment appeared to result in investors pursuing lower-rated credits because of the additional yield they offer. As a result, certain revenue bond sectors, such as hospital bonds, industrial development bonds and resource recovery project bonds, outperformed the Lehman Brothers Municipal Bond Index (LBMB). 6

During the 12-month reporting period, the Fed continued tightening interest rates, raising the Federal Funds Target Rate nine times from 3.50% in August, 2005 to 5.25% in August, 2006. Consequently, interest rates throughout the short end of the yield curve rose as well. This resulted in a significant flattening of the tax-exempt municipal yield curve; that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was less or flattened. According to Municipal Market Data (MMD), yields on "AAA"-rated general obligation tax-exempt bonds rose by 69 basis points for 1 year-maturity tax-exempt bonds, and tapered to a 2 basis point increase for 30-year maturity tax-exempt bonds. The net effect was that the yield spread between 1- and 30-year "AAA"-rated general obligation tax-exempt bonds fell from 141 basis points to 75 basis points and tax-exempt bonds with the longest maturities (15 years and longer) tended to provide positive incremental return versus the LBMB. The LB7GO, given its concentration in the intermediate part of the yield curve, underperformed the LBMB.

6 The LBMB is a market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is unmanaged and it is not possible to invest directly in an index.

During the 12-month reporting period, credit spreads or the yield difference between "AAA"-rated, tax-exempt bonds and bonds of lower credit quality and similar maturity, tightened significantly as a result of both improving economic activity and the exhaustive demand for securities with higher yields. Credit spreads also became tighter to a greater extent for "BBB" rated (or comparable quality) debt than for other investment-grade rated ("AAA," "AA," "A" or comparable quality) debt (meaning that the yield on the "BBB"-rated debt improved to a greater extent than for other investment grade rated debt). 7 High-yield, tax-exempt municipal debt (non-investment grade bonds not rated at least "BBB") provided strong total returns once again as investors were attracted to the significantly higher yield provided by these issues. According to Lehman Brothers, Inc., the credit spread between the Lehman Brothers Non-Investment Grade Municipal Bond Index, 8 and the LBMB tightened from 222 basis points to 151 basis points.

The 12-month reporting period also saw a large (although declining) supply of new tax-exempt bonds. During calendar year 2005, issuance of new tax-exempt bonds was the highest on record, following record-issuance in two of the previous three years. According to the September 9, 2006 issue of The Bond Buyer , issuance from January 1, 2006 through August 31, 2006, while on pace to be one of the top five years on record, showed a 15% decline versus the same period in 2005.

During the 12-month reporting period, the Michigan tax-exempt municipal bond market was dominated by the same factors as the national market. The yield curve flattened, credit spreads tightened and supply, while still high by historical standards began to decline. According to the September 9, 2006, issue of The Bond Buyer , issuance of Michigan tax-exempt municipal bonds for the first eight months of 2006 was down 33% versus the same period in 2005.

7 Investment grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

8 The Lehman Brothers Non-Investment Grade Municipal Bond Index ("LBNIGMBI") is a broad market performance benchmark for the high-yield, tax-exempt bond market. To be included in the LBNIGMBI, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding par value of at least $3 million, and have a remaining maturity of at least one year. The LBNIGMBI is unmanaged, and it is not possible to invest directly in an index.

During the 12-month reporting period, Michigan's credit profile continued to deteriorate, which appeared to be driven by difficulties in manufacturing, particularly automobiles. In April 2006, Fitch Ratings revised the outlook on Michigan's "AA" rating 9 from stable to negative. Similarly in August 2006, Standard & Poor's revised the outlook on Michigan's "AA" rating from stable to negative. Moody's Investors Service "Aa2" rating remained unchanged.

DURATION

As determined at the end of the 12-month reporting period, the fund's dollar-weighted average duration was 4.4 years. Duration management remained a significant component of the fund's investment strategy. The fund's duration was maintained short of the duration of the LB7GO during the 12-month reporting period. The fund's duration positively impacted the fund's performance relative to the LB7GO for most of the reporting period as interest rates generally rose, although it was a drag on performance during the end of the period as interest rates began to fall.

MATURITY

During the 12-month reporting period, the fund focused on purchasing intermediate bonds with an average maturity of three to ten years. During the reporting period, bonds in this range underperformed the market as a whole. The fund's holdings of tax-exempt bonds with maturities outside of the six-to-eight year maturity range (which is the range of bonds included in the LB7GO), including a number of tax-exempt bonds with shorter maturities, had a negative impact on the fund's performance as these shorter bonds tended to underperform the LB7GO.

9 Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risks.

SECTOR

The fund's best performing sectors were lower-quality sectors, including hospital bonds, solid waste bonds and industrial development bonds; the fund was overweight as compared to the LB7GO in each of these sectors. These lower-quality sectors benefited from higher yields, improving credit quality and tightening credit spreads. Lagging sectors for the fund included general obligation bonds, water & sewer bonds and pre-refunded bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. treasury securities held in an escrow account), which were higher-quality sectors that did not perform as well as the lower-quality sectors; the fund was overweight in pre-refunded bonds, but under weight in general obligations, as compared to the LB7GO. Due to the fund's overweight position in the better performing sectors, sector allocation positively impacted the fund's performance relative to the LB7GO.

CREDIT QUALITY

The fund maintained a high-quality portfolio, with over 90% of the portfolio rated in one of the three highest rating categories ("AAA," "AA," and "A") throughout the 12-month reporting period. Given the tightening of credit spreads in lower-quality, tax-exempt bonds, the fund's positioning had a negative effect on the fund's performance relative to the LB7GO because higher-quality, tax-exempt bonds did not perform as well as lower-quality, tax-exempt bonds during the 12-month reporting period. However, Michigan's deteriorating credit negatively impacted the fund as spreads widened slightly on state obligations.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Michigan Intermediate Municipal Trust (the "Fund") from August 31, 1996 to August 31, 2006, compared to the Lehman Brothers 7-Year General Obligations Municipal Bond Index (LB7GO) and the Lehman Brothers Municipal Bond Index (LBMB). 2

Average Annual Total Return [3] for the Period Ended 8/31/2006
1 Year	(0.76)%
5 Years	3.45%
10 Years	4.58%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 3.00%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB7GO and the LBMB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB7GO and the LBMB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total return quoted reflects all applicable sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At August 31, 2006, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
Insured	41.0%
Refunded	27.0%
GO--Local	13.0%
Hospital	11.9%
Resource Recovery	2.3%
IDB/PCR	1.8%
GO--State	1.3%
Special Tax	0.5%
Other [2]	0.5%
Bank Enhanced	0.1%
Senior Care	0.1%
Other Assets and Liabilities--Net [3]	0.5%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Prerefunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications which constitute less than 0.1% of the Fund's total net assets have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2006

Principal Amount		Value
	MUNICIPAL BONDS--98.6%
	Michigan--98.6%
$500,000	Anchor Bay, MI School District, Refunding UT GO Bonds (Series III), 5.50% (Q-SBLF GTD), 5/1/2014	$543,390
1,000,000	Anchor Bay, MI School District, Refunding UT GO Bonds (Series III), 5.50% (Q-SBLF GTD), 5/1/2017	1,083,760
365,000	Anchor Bay, MI School District, School Building & Site UT GO Bonds (Series II), 6.125% (FGIC INS), 5/1/2011	403,303
1,070,000	Anchor Bay, MI School District, UT GO Bonds (Series 1999I), 5.75% (United States Treasury PRF 5/1/2009 @ 100)/(Original Issue Yield: 5.80%), 5/1/2014	1,128,496
1,300,000	Ann Arbor, MI Public School District, School Building & Site UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 5/1/2019	1,399,736
1,125,000	Armada, MI Area Schools, School Building & Site UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 5/1/2021	1,197,326
1,060,000	Armada, MI Area Schools, School Building & Site UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 5/1/2023	1,123,388
2,000,000	Bay City, MI School District, School Building & Site UT GO Bonds (Series 2006), 5.00% (FSA INS), 5/1/2014	2,161,960
1,500,000	Bishop, MI International Airport Authority, Revenue Bonds (Series 199B), 5.125% (American Capital Access INS)/(Original Issue Yield: 5.25%), 12/1/2017	1,545,150
1,090,000	Boyne City, MI Public School District, UT GO Bonds, 5.60% (United States Treasury PRF 5/1/2009 @ 100)/(Original Issue Yield: 5.70%), 5/1/2014	1,145,470
1,000,000	Brandon School District, MI, UT GO School Building and Site Bonds, 5.00% (FSA INS), 5/1/2019	1,076,720
1,215,000	Bridgeport Spaulding, MI Community School District, UT GO Bonds, 5.50% (Q-SBLF GTD), 5/1/2015	1,323,025
1,125,000	Brighton Township, MI, LT GO Sanitary Sewer Drainage District, 5.25% (FSA INS)/(Original Issue Yield: 5.68%), 10/1/2020	1,170,934
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$860,000	Central Michigan University, Revenue Bonds, 5.20% (United States Treasury PRF 4/1/2007 @ 101)/(Original Issue Yield: 5.227%), 10/1/2009	$876,667
1,070,000	Charlevoix, MI Public School District, Refunding UT GO Bonds, 5.25% (Q-SBLF GTD), 5/1/2014	1,142,781
1,245,000	Charlevoix, MI Public School District, Refunding UT GO Bonds, 5.25% (Q-SBLF GTD), 5/1/2016	1,329,685
1,905,000	Chippewa Valley, MI Schools, UT GO School Building & Site Bonds, 5.00% (FSA INS), 5/1/2019	2,038,502
1,000,000	Cornell Township MI, Economic Development Corp., Refunding Revenue Bonds, 5.875% (MeadWestvaco Corp.)/(United States Treasury PRF 5/1/2012 @ 100), 5/1/2018	1,112,100
500,000	Detroit, MI Water Supply System, Second Lien Revenue Bonds (Series 1995A), 5.10% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.20%), 7/1/2007	506,200
1,000,000	Detroit, MI Water Supply System, Senior Lien Revenue Bonds (Series 1999A), 5.75% (United States Treasury PRF 1/1/2010 @ 101)/(Original Issue Yield: 5.84%), 7/1/2019	1,075,790
2,000,000	Detroit, MI Water Supply System, Senior Lien Revenue Bonds (Series 2006A), 5.00% (FSA INS), 7/1/2018	2,153,580
1,335,000	Detroit, MI, Refunding UT GO Bonds, 5.75% (FSA INS), 4/1/2010	1,422,549
1,000,000	Detroit, MI, UT GO Bonds (Series 1999A), 5.00% (FSA INS)/(Original Issue Yield: 5.16%), 4/1/2019	1,037,250
1,000,000	Detroit, MI, UT GO Bonds, (Series A-1), 5.375% (MBIA Insurance Corp. INS), 4/1/2017	1,071,430
1,120,000	Detroit, MI, UT GO Bonds, (Series B), 5.00% (FSA INS), 4/1/2015	1,208,256
1,200,000	Detroit, MI, UT GO Bonds, (Series B), 5.00% (FSA INS), 4/1/2016	1,297,980
1,000,000	Detroit, MI, UT GO Refunding Bonds, 5.25% (AMBAC INS)/(Original Issue Yield: 5.29%), 5/1/2008	1,026,080
1,000,000	Detroit/Wayne County, MI Stadium Authority, Revenue Bonds, 5.25% (FGIC INS)/(Original Issue Yield: 5.55%), 2/1/2011	1,026,110
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$1,000,000	Dickinson County, MI Economic Development Corp., Refunding Environmental Improvement Revenue Bonds (Series 2002A), 5.75% (International Paper Co.), 6/1/2016	$1,069,420
2,000,000	Dickinson County, MI Economic Development Corp., Refunding PCR Bonds (Series 2004A), 4.80% (International Paper Co.), 11/1/2018	2,026,860
1,925,000	East Grand Rapids, MI Public School District, Refunding UT GO Bonds (Series 2001), 5.50% (Q-SBLF GTD), 5/1/2019	2,064,736
315,000	East Lansing, MI, UT GO Refunding Bonds (Series 1993B), 4.85%, 10/1/2007	315,296
1,000,000	Ecorse, MI Public School District, UT GO Bonds, 5.50% (United States Treasury PRF 5/1/2008 @ 101)/(Original Issue Yield: 5.59%), 5/1/2017	1,040,450
675,000	Ferris State University, MI, Revenue Bonds, 5.40% (United States Treasury PRF 4/1/2007 @ 101)/(Original Issue Yield: 5.45%), 10/1/2009	688,858
1,000,000	Grand Blanc, MI Community Schools, School Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2015	1,077,730
200,000	Grand Rapids, MI Downtown Development Authority, Tax Increment Revenue Bonds, 6.60% (MBIA Insurance Corp. INS)/(Original Issue Yield: 6.70%), 6/1/2008	200,480
1,000,000	Harper Creek, MI Community School District, UT GO Bonds, 5.125% (United States Treasury PRF 5/1/2011 @ 100)/(Original Issue Yield: 5.21%), 5/1/2021	1,063,600
1,000,000	Hartland, MI Consolidated School District, Refunding UT GO Bonds, 5.375% (Q-SBLF GTD), 5/1/2016	1,067,290
1,650,000	Hartland, MI Consolidated School District, UT GO Bonds, 5.75% (Q-SBLF GTD), 5/1/2010	1,770,153
1,375,000	Howell, MI Public Schools, Refunding UT GO Bonds (Series 2001), 5.25% (Q-SBLF GTD), 5/1/2014	1,460,841
1,575,000	Howell, MI Public Schools, Refunding UT GO Bonds, 5.25% (Q-SBLF GTD), 5/1/2017	1,668,492
2,000,000	Howell, MI Public Schools, UT GO Bonds, 5.875% (United States Treasury PRF 5/1/2009 @ 100)/(Original Issue Yield: 5.95%), 5/1/2022	2,115,640
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$2,000,000	Jackson County, MI Public Schools, UT GO Bonds, 5.60% (United States Treasury PRF 5/1/2010 @ 100)/(Original Issue Yield: 5.70%), 5/1/2019	$2,135,940
1,575,000	Jenison, MI Public Schools, UT GO Refunding Bonds, 5.25% (FGIC INS), 5/1/2011	1,683,754
1,000,000	Kalamazoo, MI Public Schools, Refunding Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2018	1,081,720
1,000,000	Kalamazoo, MI Public Schools, Refunding Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2019	1,076,720
1,345,000	Kent County, MI, Capital Improvement LT GO Bonds (Series 2004A), 5.00%, 12/1/2020	1,436,689
1,250,000	Kent Hospital Finance Authority, MI, Revenue Bonds (Series 2005A), 5.50% (Metropolitan Hospital), 7/1/2020	1,337,375
1,000,000	Kent Hospital Finance Authority, MI, Revenue Bonds, 5.50% (Spectrum Health)/(United States Treasury PRF 7/15/2011 @ 101), 1/15/2015	1,089,300
1,925,000	Lake Fenton, MI Community Schools, UT GO Bonds, 5.50% (Q-SBLF GTD), 5/1/2017	2,086,238
1,000,000	Lake Orion, MI School District, UT GO Bonds (Series 2000A), 5.75% (United States Treasury PRF 5/1/2010 @ 100)/(Original Issue Yield: 5.89%), 5/1/2015	1,073,070
1,700,000	Lake Superior State University, MI, General Revenue Bonds, 5.50% (AMBAC INS), 11/15/2021	1,835,473
1,000,000	Lanse Creuse, MI Public Schools, UT GO Bonds (Series 2000), 5.40% (United States Treasury PRF 5/1/2010 @ 100)/(Original Issue Yield: 5.50%), 5/1/2016	1,061,160
1,000,000	Lansing, MI School District, Refunding School Building & Site UT GO Bonds, 5.00% (Q-SBLF GTD), 5/1/2020	1,060,670
1,000,000	Madison, MI District Public Schools, Refunding UT GO Bonds, 5.50% (United States Treasury PRF 5/1/2009 @ 100), 5/1/2015	1,048,370
2,000,000	Mattawan, MI Consolidated School District, UT GO Bonds, 5.65% (United States Treasury PRF 5/1/2010 @ 100)/(Original Issue Yield: 5.67%), 5/1/2018	2,139,340
1,350,000	Michigan Higher Education Student Loan Authority, Student Loan Revenue Bonds, (Series XVII-A), 5.65% (AMBAC INS), 6/1/2010	1,382,535
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$1,000,000	Michigan Municipal Bond Authority, Revenue Bonds (Series 2005B), 5.00% (Detroit, MI City School District)/(FSA INS), 6/1/2015	$1,078,520
810,000	Michigan Municipal Bond Authority, Revenue Bonds, 5.50% (State Revolving Fund), 10/1/2006	811,280
2,190,000	Michigan Municipal Bond Authority, Revenue Bonds, 5.625% (Drinking Water Revolving Fund)/(United States Treasury PRF 10/1/2009 @ 101), 10/1/2013	2,338,548
1,000,000	Michigan Municipal Bond Authority, Revenue Bonds, 5.75% (Clean Water Revolving Fund)/(United States Treasury PRF 10/1/2009 @ 101), 10/1/2015	1,071,440
1,000,000	Michigan State Building Authority, Facilities Program Refunding Revenue Bonds (Series 2001I), 5.50%, 10/15/2019	1,076,670
2,000,000	Michigan State Building Authority, Revenue Bonds (Series 2006 IA) (FGIC INS), 10/15/2021	989,420
1,100,000	Michigan State Building Authority, Revenue Refunding Bonds, (Series 1), 4.75% (Original Issue Yield: 4.98%), 10/15/2018	1,123,364
1,500,000	Michigan State Hospital Finance Authority, Hospital Refunding Revenue Bonds (Series 2003A), 5.50% (Henry Ford Health System, MI)/(United States Treasury COL), 3/1/2013	1,645,920
1,000,000	Michigan State Hospital Finance Authority, Hospital Refunding Revenue Bonds, 5.75% (Sparrow Obligated Group, MI), 11/15/2016	1,073,480
1,200,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2005), 5.00% (Sparrow Obligated Group, MI)/(MBIA Insurance Corp. INS), 11/15/2016	1,289,520
1,000,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2005), 5.00% (Sparrow Obligated Group, MI)/(MBIA Insurance Corp. INS), 11/15/2017	1,070,040
1,000,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2005A), 5.00% (Marquette General Hospital, MI), 5/15/2012	1,039,790
1,000,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2005A), 5.00% (Marquette General Hospital, MI), 5/15/2013	1,042,410
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$1,000,000	Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds (Series 2006A), 5.00% (Henry Ford Health System, MI), 11/15/2021	$1,053,050
1,000,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series 1998A), 4.90% (St. John Hospital, MI)/(United States Treasury COL)/(Original Issue Yield: 5.05%), 5/15/2013	1,029,030
1,300,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series 2002A), 5.50% (Crittenton Hospital, MI), 3/1/2016	1,383,356
1,175,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series A), 6.00% (Trinity Healthcare Credit Group)/(Original Issue Yield: 6.14%), 12/1/2020	1,276,332
1,000,000	Michigan State Hospital Finance Authority, Revenue & Refunding Bonds (Series 1998A), 5.10% (McLaren Health Care Corp.)/(Original Issue Yield: 5.15%), 6/1/2013	1,023,960
2,000,000	Michigan State Hospital Finance Authority, Revenue Bonds (Series 1993P), 5.375% (Sisters of Mercy Health System)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 5.55%), 8/15/2014	2,134,580
1,325,000	Michigan State Hospital Finance Authority, Revenue Bonds (Series 1997W), 5.00% (Mercy Health Services)/(United States Treasury COL)/(Original Issue Yield: 5.26%), 8/15/2011	1,354,402
2,000,000	Michigan State Hospital Finance Authority, Revenue Bonds (Series 1999A), 6.00% (Ascension Health Credit Group)/(MBIA Insurance Corp. INS), 11/15/2011	2,152,660
2,000,000	Michigan State Hospital Finance Authority, Revenue Bonds (Series 2005C), 5.00% (McLaren Health Care Corp.), 8/1/2020	2,095,160
1,000,000	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, 5.00% (Chelsea Community Hospital)/(Original Issue Yield: 5.30%), 5/15/2012	1,013,860
1,400,000	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, (Series A), 5.50% (MidMichigan Obligated Group)/(FSA INS), 6/1/2008	1,443,022
565,000	Michigan State Housing Development Authority, Limited Obligation MFH Revenue Refunding Bonds (Series 2000A), 6.30% (Oakbrook Villa Townhomes)/(GNMA Collateralized Home Mortgage Program GTD), 7/20/2019	596,730
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$1,000,000	Michigan State Housing Development Authority, SFM Revenue Bonds (Series 2001A), 5.30% (MBIA Insurance Corp. INS), 12/1/2016	$1,027,310
820,000	Michigan State Strategic Fund, Revenue Bonds (Series 2004), 5.00% (NSF International), 8/1/2013	859,401
2,000,000	Michigan State Strategic Fund, Revenue Bonds, 4.25% TOBs (Republic Services, Inc.), Mandatory Tender 4/1/2014	1,958,040
175,000	Michigan State Strategic Fund, Revenue Bonds, 5.30% (Porter Hills Presbyterian Village, Inc.)/(Original Issue Yield: 5.422%), 7/1/2018	178,087
325,000	Michigan State Strategic Fund, Revenue Bonds, 5.30% (Porter Hills Presbyterian Village, Inc.)/(United States Treasury PRF 7/1/2008 @ 101)/(Original Issue Yield: 5.422%), 7/1/2018	337,568
1,105,000	Michigan State Strategic Fund, Revenue Bonds, (Series A), 5.40% (NSF International)/(United States Treasury PRF 8/1/2007 @ 101), 8/1/2010	1,133,200
1,065,000	Michigan State Strategic Fund, Revenue Bonds, (Series A), 5.50% (NSF International)/(United States Treasury PRF 8/1/2007 @ 101), 8/1/2011	1,093,137
1,000,000	Michigan State Strategic Fund, Solid Disposal LT Obligation Refunding Revenue Bonds (Series 2002), 4.625% (Waste Management, Inc.), 12/1/2012	1,012,280
1,000,000	Michigan State Strategic Fund, Solid Waste Refunding LO Revenue Bonds, 4.50% (Waste Management, Inc.), 12/1/2013	996,450
1,000,000	Michigan State Trunk Line, Revenue Bonds (Series 2001A), 5.50% (United States Treasury PRF 11/1/2011 @ 100), 11/1/2018	1,083,260
2,000,000	Michigan State Trunk Line, Revenue Bonds, 5.00% (FGIC INS), 11/1/2014	2,168,080
1,250,000	Milan, MI Area Schools, UT GO Bonds (Series 2000A), 5.75% (United States Treasury PRF 5/1/2010 @ 100)/(Original Issue Yield: 5.86%), 5/1/2020	1,341,338
1,350,000	North Branch, MI Area Schools, UT GO School Building and Site Bonds, 5.00% (MBIA Insurance Corp. INS), 5/1/2017	1,455,462
500,000	Northville, MI Public School District, Refunding UT GO Bonds, 5.00% (United States Treasury PRF 5/1/2007 @ 100)/(Original Issue Yield: 5.05%), 5/1/2010	504,810
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$1,765,000	Oakland County, MI EDC, Limited Obligation Revenue Bonds (Series 1997), 5.50% (Lutheran Social Services of Michigan)/(United States Treasury PRF 6/1/2007 @ 102), 6/1/2014	$1,824,922
1,000,000	Paw, MI Public School District, School Building & Site UT GO Bonds, 5.50% (United States Treasury PRF 5/1/2010 @ 100)/(Original Issue Yield: 5.60%), 5/1/2020	1,064,560
1,100,000	Plymouth-Canton, MI Community School District, Refunding UT GO Bonds, 4.50% (FGIC INS)/(Original Issue Yield: 4.55%), 5/1/2012	1,113,288
1,360,000	Pontiac, MI, LT GO Fiscal Stabilization Bonds, 5.00% (CDC IXIS Financial Guaranty N.A. INS), 5/1/2016	1,471,479
500,000	Portage, MI Public Schools, UT GO Refunding Bonds, 4.45% (FSA INS)/(Original Issue Yield: 4.57%), 5/1/2012	509,710
1,170,000	Romulus, MI Community Schools, UT GO Bonds, 6.00% (United States Treasury PRF 5/1/2009 @ 100), 5/1/2011	1,241,335
1,130,000	Romulus, MI Tax Increment Finance Authority, Recreation Center LT GO Bonds, 5.00% (FSA INS), 11/1/2022	1,209,914
1,100,000	Roseville, MI Community Schools, School Building & Site Refunding UT GO Bonds, 5.00% (FSA INS), 5/1/2021	1,177,385
1,400,000	Saginaw, MI City School District, School Building and Site UT GO Bonds, 5.00% (FSA INS), 5/1/2018	1,514,408
1,000,000	Saginaw, MI Hospital Finance Authority, Hospital Revenue Refunding Bonds (Series 2004G), 5.00% (Covenant Medical Center, Inc.), 7/1/2017	1,040,010
1,500,000	Saginaw, MI Hospital Finance Authority, Refunding Revenue Bonds (Series 1999E), 5.625% (Covenant Medical Center, Inc.)/(MBIA Insurance Corp. INS), 7/1/2013	1,582,545
5,000,000	Saginaw, MI Hospital Finance Authority, Revenue Bonds, (Series F), 6.50% (Covenant Medical Center, Inc.)/(Original Issue Yield: 6.645%), 7/1/2030	5,469,700
2,000,000	Saline, MI Area Schools, UT GO Bonds (Series 2000A), 5.75% (United States Treasury PRF 5/1/2010 @ 100), 5/1/2018	2,144,720
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$1,000,000	Sault Ste Marie, MI Area Public Schools, UT GO Bonds, 5.375% (United States Treasury PRF 5/1/2009 @ 100)/(Original Issue Yield: 5.65%), 5/1/2019	$1,045,210
675,000	South Lyon, MI Community School District, UT GO Bonds, (Series A), 5.75% (United States Treasury PRF 5/1/2010 @ 100)/(Original Issue Yield: 5.85%), 5/1/2019	724,322
1,675,000	Southfield, MI Public Schools, UT GO School Building and Site Bonds (Series B), 5.00% (FSA INS), 5/1/2012	1,787,342
1,700,000	Spring Lake, MI Public School District No. 41, UT GO School Building and Site Bonds, 5.00% (MBIA Insurance Corp. INS), 5/1/2018	1,838,924
1,130,000	Taylor, MI Building Authority, Refunding LT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 12/1/2015	1,231,451
1,250,000	Trenton, MI Building Authority, LT GO Bonds, 5.625% (AMBAC INS)/(Original Issue Yield: 5.73%), 10/1/2021	1,355,588
170,000	Troy, MI City School District, Refunding UT GO Bonds, 4.75% (Q-SBLF GTD)/(Original Issue Yield: 4.80%), 5/1/2008	171,212
2,000,000	Troy, MI City School District, School Building & Site UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 5/1/2020	2,147,320
1,000,000	University of Michigan, Revenue Refunding Bonds, (Series A-1), 5.25% (University of Michigan Health System), 12/1/2009	1,035,350
1,000,000	Utica, MI Community Schools, UT GO Bonds, 5.00% (Q-SBLF GTD), 5/1/2016	1,072,350
1,000,000	Utica, MI Community Schools, UT GO School Building & Site Refunding Bonds, 5.50% (Q-SBLF GTD), 5/1/2016	1,087,850
1,625,000	Warren Woods, MI Public Schools, School Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2018	1,757,795
1,000,000	Waverly, MI Community Schools, School Building and Site UT GO Bonds (Series 2000), 5.75% (United States Treasury PRF 5/1/2010 @ 100), 5/1/2015	1,073,070
1,000,000	Wayne County, MI Building Authority, LT GO Capital Improvement Bonds, 5.35% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.40%), 6/1/2009	1,021,300
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$1,775,000	West Bloomfield, MI School District, Refunding UT GO Bonds, 5.50% (United States Treasury PRF 5/1/2011 @ 100), 5/1/2015	$1,916,219
900,000	West Bloomfield, MI School District, UT GO Bonds, 5.70% (United States Treasury PRF 5/1/2010 @ 100)/(Original Issue Yield: 5.75%), 5/1/2014	964,233
1,000,000	West Branch Rose City, MI Area School District, UT GO Bonds, 5.50% (United States Treasury PRF 5/1/2009 @ 100)/(Original Issue Yield: 5.60%), 5/1/2017	1,048,370
1,025,000	Whitehall, MI District Schools, UT GO Bonds, 5.50% (Q-SBLF GTD), 5/1/2016	1,114,360
1,080,000	Wyandotte, MI Electric Authority, Revenue Refunding Bonds, 6.25% (MBIA Insurance Corp. INS)/(Original Issue Yield: 6.55%), 10/1/2008	1,106,287
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $158,669,090)	165,003,314
	SHORT-TERM MUNICIPALS--0.9% [1]
	Michigan--0.1%
200,000	Michigan State Hospital Finance Authority, (Series 1999 A) Weekly VRDNs (Covenant Retirement Communities, Inc.)/(LaSalle Bank, N.A. LOC), 3.400%, 9/7/2006	200,000
	Puerto Rico--0.8%
1,300,000	Puerto Rico Government Development Bank (GDB) Weekly VRDNs (MBIA Insurance Corp. INS)/(Credit Suisse, Zurich LIQ), 3.290%, 9/6/2006	1,300,000
	TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	1,500,000
	TOTAL MUNICIPAL INVESTMENTS--99.5% (IDENTIFIED COST $160,169,090) [2]	166,503,314
	OTHER ASSETS AND LIABILITIES - NET--0.5%	825,979
	TOTAL NET ASSETS--100%	$167,329,293

Securities that are subject to the federal alternative minimum tax (AMT) represent 5.0% of the Fund's portfolio as calculated based upon total market value (percentage is unaudited).

1 Current rate and next reset date shown for Variable Rate Demand Notes.

2 The cost of investments for federal tax purposes amounts to $160,138,586.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2006.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
EDC	--Economic Development Commission
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
IDB	--Industrial Development Bond
INS	--Insured
LIQ	--Liquidity Agreement
LO	--Limited Obligation
LOC	--Letter of Credit
LT	--Limited Tax
MFH	--Multifamily Housing
PCR	--Pollution Control Revenue
PRF	--Prerefunded
Q-SBLF	--Qualified State Bond Loan Fund
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2006

Assets:
Total investments in securities, at value (identified cost $160,169,090)		$166,503,314
Cash		96,847
Income receivable		2,319,706
Receivable for shares sold		102,764
TOTAL ASSETS		169,022,631
Liabilities:
Payable for investments purchased	$981,100
Payable for shares redeemed	403,213
Income distribution payable	224,307
Payable for shareholder services fee (Note 5)	49,087
Accrued expenses	35,631
TOTAL LIABILITIES		1,693,338
Net assets for 15,175,651 shares outstanding		$167,329,293
Net Assets Consist of:
Paid-in capital		$163,211,510
Net unrealized appreciation of investments		6,334,224
Accumulated net realized loss on investments		(2,216,406)
Distributions in excess of net investment income		(35)
TOTAL NET ASSETS		$167,329,293
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($167,329,293 ÷ 15,175,651 shares outstanding), no par value, unlimited shares authorized		$11.03
Offering price per share (100/97.00 of $11.03) [1]		$11.37
Redemption proceeds per share		$11.03

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2006

Investment Income:
Interest			$9,066,924
Expenses:
Investment adviser fee (Note 5)		$786,940
Administrative personnel and services fee (Note 5)		156,623
Custodian fees		9,948
Transfer and dividend disbursing agent fees and expenses		49,411
Directors'/Trustees' fees		2,869
Auditing fees		25,042
Legal fees		7,868
Portfolio accounting fees		73,659
Shareholder services fee (Note 5)		460,898
Share registration costs		22,235
Printing and postage		19,892
Insurance premiums		8,166
Miscellaneous		2,742
TOTAL EXPENSES		1,626,293
Waivers (Note 5):
Waiver of investment adviser fee	$(403,300)
Waiver of administrative personnel and services fee	(6,711)
Waiver of shareholder services fee	(223,204)
TOTAL WAIVERS		(633,215)
Net expenses			993,078
Net investment income			8,073,846
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(126,788)
Net change in unrealized appreciation of investments			(4,006,299)
Net realized and unrealized loss on investments			(4,133,087)
Change in net assets resulting from operations			$3,940,759

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$8,073,846	$8,262,727
Net realized gain (loss) on investments and futures contracts	(126,788)	390,733
Net change in unrealized appreciation/depreciation of investments and futures contracts	(4,006,299)	(3,101,303)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,940,759	5,552,157
Distributions to Shareholders:
Distributions from net investment income	(8,057,150)	(8,246,812)
Share Transactions:
Proceeds from sale of shares	36,330,803	35,738,337
Proceeds from shares issued in connection with the tax-free transfer of assets from Golden Oak Michigan Tax-Free Bond Fund	--	58,659,582
Net asset value of shares issued to shareholders in payment of distributions declared	5,051,002	4,621,790
Cost of shares redeemed	(83,240,243)	(47,234,100)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(41,858,438)	51,785,609
Change in net assets	(45,974,829)	49,090,954
Net Assets:
Beginning of period	213,304,122	164,213,168
End of period (including distributions in excess of net investment income of $(35) and $(70), respectively)	$167,329,293	$213,304,122

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2006

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Michigan Intermediate Municipal Trust (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of Michigan and Michigan municipalities. Interest income from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations. The Fund offers one class of shares: Class A Shares.

On September 29, 2004, the Fund received assets from Golden Oak Michigan Tax-Free Bond Fund as the result of a tax-free reorganization, as follows:

	Shares of the Fund Issued	Golden Oak Michigan Tax-Free Bond Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Prior to Combination	Net Assets of Golden Oak Michigan Tax-Free Bond Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Golden Oak Michigan Tax- Free Bond Fund Class A Shares	5,090,009	$58,076,940	$3,621,705	--	$58,076,940	--
Golden Oak Michigan Tax- Free Bond Fund Class B Shares	51,065	582,642	11,721	--	582,642	--
TOTAL	5,141,074	$58,659,582	$3,633,426	$159,760,822	$58,659,582	$218,420,404

1 Unrealized Appreciation is included in the Golden Oak Michigan Tax-Free Bond Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values fixed-income and short-term securities according to prices furnished by an independent pricing service, except that securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost, which approximates fair market value. Prices furnished by an independent pricing service for municipal bonds are intended to be indicative of the bid prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended August 31, 2006, the Fund had no realized gain (loss) on swap contracts.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

Swap contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Futures Contracts

The Fund periodically may sell bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2006, the Fund had no realized gain (loss) on futures contracts.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended August 31	2006	2005
Shares sold	3,293,231	3,169,167
Shares issued in connection with tax-free transfer of assets from Golden Oak Michigan Tax-Free Bond Fund	--	5,141,074
Shares issued to shareholders in payment of distributions declared	458,779	410,527
Shares redeemed	(7,570,742)	(4,187,599)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,818,732)	4,533,169

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Losses
$(16,661)	$16,661

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2006 and 2005, was as follows:

	2006	2005
Tax-exempt income	$8,057,150	$8,246,812

As of August 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$ 224,272
Net unrealized appreciation	$ 6,364,728
Dividend payable	$ (224,307)
Post-October loss deferral	$ (112,306)
Capital loss carry forward	$(2,134,604)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At August 31, 2006, the cost of investments for federal tax purposes was $160,138,586. The net unrealized appreciation of investments for federal tax purposes was $6,364,728. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $6,406,900 and net unrealized depreciation from investments for those securities having an excess of cost over value of $42,172.

At August 31, 2006, the Fund had a capital loss carryforward of $2,134,604 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 804,301
2009	$ 2,481
2011	$ 100,968
2012	$ 16,083
2013	$1,204,477
2014	$ 6,294

As a result of the tax-free transfer of assets from the Golden Oak Michigan Tax-Free Bond Fund, certain capital loss carryfowards listed above may be limited.

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2006, for federal income tax purposes, post October losses of $112,306 were deferred to September 1, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2006, the Adviser voluntarily waived $403,300 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2006, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Sales Charges

For the year ended August 31, 2006, Federated Securities Corp., the principal distributor, retained $82 in sales charges from the sale of the Fund's Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended August 31, 2006, FSSC voluntarily waived $223,204 of its fee. For the year ended August 31, 2006, FSSC did not receive any fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2006, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $61,850,000 and $61,050,000, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended August 31, 2006, were as follows:

Purchases	$43,500,352
Sales	$84,058,448

7. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2006, 41.0% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 16.4% of total investments.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED)

On August 18, 2006, the Fund's Trustees, upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended August 31, 2004 and August 31, 2005, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended August 31, 2004 and August 31, 2005: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending August 31, 2006. During the Fund's fiscal years ended August 31, 2004 and August 31, 2005 and the interim period commencing September 1, 2005 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

10. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2006, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED MICHIGAN INTERMEDIATE MUNICIPAL TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Federated Michigan Intermediate Municipal Trust, a series of Federated Municipal Securities Income Trust, as of August 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2005 and the financial highlights for the periods presented prior to September 1, 2005, were audited by other auditors whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Michigan Intermediate Municipal Trust as of August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
October 24, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated) Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Allegheny Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is a Vice President of the Trust. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations : J. Scott Albrecht is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Senior Vice President of the Fund's Adviser since 2005. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED MICHIGAN INTERMEDIATE MUNICIPAL TRUST (THE "FUND ")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated Funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2005. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated Funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated Funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated Funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contracts, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Got to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Michigan Intermediate Municipal Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923302

G01106-03 (10/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated New York Municipal Income Fund

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2006

Class A Shares
Class B Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF
ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights-Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2006	[1]	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.83		$10.65	$10.44	$10.59	$10.80
Income From Investment Operations:
Net investment income	0.45		0.45	0.46	0.44	0.49
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.10)		0.18	0.21	(0.15)	(0.20)
TOTAL FROM INVESTMENT OPERATIONS	0.35		0.63	0.67	0.29	0.29
Less Distributions:
Distributions from net investment income	(0.45)		(0.45)	(0.46)	(0.44)	(0.50)
Net Asset Value, End of Period	$10.73		$10.83	$10.65	$10.44	$10.59
Total Return [2]	3.30	% [3]	6.03%	6.51%	2.81%	2.79%

Ratios to Average Net Assets:
Net expenses	0.70%		0.60%	0.61%	0.76%	0.91%
Net investment income	4.19%		4.19%	4.31%	4.19%	4.72%
Expense waiver/reimbursement [4]	1.06%		1.08%	1.07%	1.16%	1.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$26,962		$26,307	$27,600	$26,273	$23,466
Portfolio turnover	37%		20%	15%	8%	35%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG, LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 During the period, the Fund's Class A Shares were reimbursed by the shareholder services provider, which had an impact of 0.03% on the total return. See Notes to Financial Statements (Note 5).

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2006 [1]	2005	2004	2003	[2]
Net Asset Value, Beginning of Period	$10.83	$10.65	$10.44	$10.65
Income From Investment Operations:
Net investment income	0.36	0.37	0.38	0.36
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.10)	0.18	0.21	(0.21)
TOTAL FROM INVESTMENT OPERATIONS	0.26	0.55	0.59	0.15
Less Distributions:
Distributions from net investment income	(0.36)	(0.37)	(0.38)	(0.36)
Net Asset Value, End of Period	$10.73	$10.83	$10.65	$10.44
Total Return [3]	2.47%	5.21%	5.72%	1.42%

Ratios to Average Net Assets:
Net expenses	1.51%	1.37%	1.36%	1.51	% [4]
Net investment income	3.38%	3.42%	3.56%	3.36	% [4]
Expense waiver/reimbursement [5]	0.78%	0.83%	0.82%	0.91	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$19,512	$22,304	$21,802	$19,000
Portfolio turnover	37%	20%	15%	8%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG, LLP. The previous periods were audited by another independent registered public accounting firm.

2 Reflects operations for the period from September 5, 2002 (date of initial public investment) to August 31, 2003.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2006 to August 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2006	Ending Account Value 8/31/2006	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,018.90	$3.82
Class B Shares	$1,000	$1,014.90	$7.82
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.42	$3.82
Class B Shares	$1,000	$1,017.44	$7.83

1 Expenses are equal to the Fund's annualized net expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	0.75%
Class B Shares	1.54%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 3.30% for the fund's Class A Shares and 2.47% for the fund's Class B Shares. The total return of the Lehman Brothers New York Municipal Bond Index ("LBNYMB"), 1 the fund's benchmark index, and the Lehman Brothers Municipal Bond Index ("LBMB"), 1 a market index, was 2.97% and 3.03%, respectively, during the 12-month reporting period. The fund's total return reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total returns of the LBNYMB and LBMB.

The fund's investment strategy focused on: (a) the effective duration 2 of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates); 3 (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit ratings of portfolio securities. These were the most significant factors affecting the fund's performance relative to the LBNYMB and LBMB.

The following discussion will focus on the performance of the fund's Class A Shares. The 3.30% total return of the fund's Class A Shares for the reporting period consisted of 4.2% of tax-exempt dividends and (0.9)% depreciation in the net asset value of the shares. 4

1 The LBNYMB is an unmanaged index comprising investment grade, tax-exempt, and fixed-rate bonds issued in the state of New York; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million. Effective September 1, 2005, the fund elected to change its benchmark index from the LBMB to the LBNYMB because the LBNYMB is more representative of the securities typically held by the fund. The LBMB is a market value-weighted index for the long-term tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBNYMB and LBMB are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The LBNYMB and LBMB are unmanaged and, unlike the fund, are not affected by cash flows. It is not possible to invest directly in an index.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

4 Income may be subject to the federal alternative minimum tax.

MARKET OVERVIEW

The 12-month reporting period was characterized by the same factors as a year earlier: a flattening yield curve led by a steep rise in short term interest rates, tightening credit spreads and a large supply of new tax-exempt bonds.

During the 12-month reporting period, interest rate volatility increased as the tax-exempt bond market appeared to focus on inflation and inflation expectations, and whether the Federal Reserve Board (the "Fed") would pause to continue its interest rate tightening cycle. The generally low interest rate environment appeared to result in investors pursuing lower-rated credits because of the additional yield they offer. As a result, certain revenue bond sectors, such as hospital bonds, industrial development bonds and resource recovery project bonds, outperformed the LBNYMB and LBMB.

During the 12-month reporting period, the Fed continued tightening interest rates, raising the Federal Funds Target Rate nine times from 3.50% in August, 2005 to 5.25% in August, 2006. Consequently, interest rates throughout the short end of the yield curve rose as well. This resulted in a significant flattening of the tax-exempt municipal yield curve with short-term interest rates rising significantly and long-term interest rates staying nearly flat (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was less or flattened). According to Municipal Market Data (MMD), yields on "AAA"-rated general obligation tax-exempt bonds rose by 69 basis points for one year-maturity tax-exempt bonds, and tapered to a two basis point increase for 30-year maturity tax-exempt bonds. The net effect was that the yield spread between one- and 30-year "AAA"-rated general obligation tax-exempt bonds fell from 141 basis points to 75 basis points. As a result of the way in which the tax-exempt municipal yield curve flattened, only tax-exempt bonds with the longest maturities (15 years and longer) provided positive incremental return versus the LBNYMB and LBMB.

During the 12-month reporting period, credit spreads, or the yield difference between "AAA"-rated tax-exempt bonds and bonds of lower credit quality and similar maturity, tightened significantly apparently as a result of both improving economic activity and the exhaustive demand for securities with higher yields. Credit spreads also became tighter to a greater extent for "BBB" -rated (or comparable quality) debt than for other investment-grade rated ("AAA," "AA," "A" or comparable quality) debt (meaning that the yield on the "BBB"-rated debt improved to a greater extent than for other investment-grade rated debt). 5

5 Investment grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

High-yield tax-exempt municipal debt (non-investment-grade bonds not rated at least "BBB") provided strong total returns once again as investors were attracted to the significantly higher yield provided by these issues. According to Lehman Brothers, Inc., the credit spread between their high yield tax-exempt municipal bond index, the Lehman Brothers Non-Investment Grade Municipal Bond Index, 6 the LBNYMB and LBMB tightened from 222 basis points to 151 basis points.

The 12-month reporting period also saw a large (although declining) supply of new tax-exempt bonds. During calendar year 2005, issuance of new tax-exempt bonds was the highest on record, following record-issuance in two of the previous three years.

Duration

As determined at the end of the 12-month reporting period, the fund's dollar-weighted average duration for the reporting period was 5.9 years. Duration management remained a significant component of the fund's investment strategy. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. The fund attempted to maintain duration equal to the duration of the LBNYMB and the LBMB as interest rates were volatile during the reporting period. The fund used forward settling municipal interest rate swaps and Treasury futures contracts to adjust portfolio duration. Their use during the reporting period provided positive results, which positively impacted the fund's performance.

Maturity

During the 12-month reporting period, the fund concentrated on purchasing bonds with maturities of 15 to 25 years to slightly extend the average maturity of the fund's portfolio. These maturities provided the most attractive opportunities for yield because of the yield curve's flattening, but still positively sloping shape. A yield curve is considered positively sloping when the yield progressively increases as you move into longer maturities. Bonds with longer maturities (15 years and longer) provided better returns as the yield curve flattened and the yields on longer maturities did not increase as much or actually declined compared to bonds with shorter final maturities over the period. Even though the fund increased its holdings of tax-exempt securities with maturities of 15-years and longer, the fund was still underweighted relative to the LBNYMB and the LBMB. This contributed to relative underperformance of the fund compared to the LBNYMB and LBMB.

6 The Lehman Brothers Non-Investment Grade Municipal Bond Index ("LBNIGMBI") is a broad market performance benchmark for the high yield tax-exempt bond market. To be included in the LBNIGMBI, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding par value of at least $3 million, and have a remaining maturity of at least 1 year. The LBNIGMBI is unmanaged, and it is not possible to invest directly in an index.

The average coupon (or interest payment) of the bonds held by the fund was greater than the average coupon of the bonds held by the LBNYMB and LBMB, which reflected the fund's emphasis on tax-exempt income. For a bond with a larger coupon, more of the return was provided by income as opposed to price appreciation. As a result, in a rising interest rate environment, bonds with larger coupons were less sensitive to interest rate changes than bonds with lower coupons. The larger average coupon for the fund provided an income and, as a result, performance advantage relative to the LBNYMB and LBMB over the 12-month reporting period.

Sector

During the 12-month reporting period, the fund allocated more of its portfolio to securities issued by hospitals and senior care providers. The fund also allocated less of the portfolio to general obligation bonds issued by cities, states, and school districts. These allocations helped the fund's performance due to the higher yields available in the over-weighted sectors and the smaller increase in the price of general obligation bonds as compared to other sectors. The fund also allocated more of the portfolio to pre-refunded tax-exempt municipal bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account). The exposure to pre-refunded bonds had a negative impact on performance due to the smaller increase in price of pre-refunded bonds as compared to other sectors.

Credit Quality

With the continued decrease in credit spreads (the yield difference between the "AAA"-rated tax-exempt municipal bonds and bonds of lower credit quality and similar maturity) and the tightening of credit spreads to a greater extent for "A"- and "BBB"-rated (or comparable quality) debt, the fund's overweight relative to the LBNYMB and LBMB in "A"- and "BBB"-rated debt during the 12-month reporting period benefited the fund's performance. The yield on "A"- and "BBB"-rated debt improved to a greater extent than for other investment-grade securities as a result of both improving economic activity and the demand for securities with higher yields. Yield spreads between "AAA"-rated and "BBB"-rated tax-exempt municipal debt declined by 10 basis points for bonds with 25 years to maturity. However, the fund's small allocation to high-yield tax-exempt municipal debt (tax-exempt municipal bonds not rated at least "BBB") impacted performance negatively, as this sector of the market continued to perform well over the 12-month reporting period as the demand for high-yield tax-exempt municipal debt actually increased.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated New York Municipal Income Fund (Class A Shares) (the "Fund") from August 31, 1996 to August 31, 2006, compared to the Lehman Brothers New York Municipal Bond Index (LBNYMB), 2 the Lehman Brothers Municipal Bond Index (LBMB) 2 and the Lipper New York Municipal Debt Funds Average (LNYMDFA). 3

Average Annual Total Return [4] for the Period Ended 8/31/2006
1 Year	(1.34)%
5 Years	3.32%
10 Years	4.88%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBNYMB, LBMB and LNYMDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or average.

2 The LBNYMB is an unmanaged index comprising investment grade, tax-exempt, and fixed-rate bonds issued in the state of New York; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million. Effective September 1, 2005, the fund elected to change its benchmark index from the LBMB to the LBNYMB because the LBNYMB is more representative of the securities typically held by the Fund. The LBMB is a market value-weighted index for the long-term tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBNYMB and LBMB are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The LBNYMB and LBMB are unmanaged and, unlike the fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 The LNYMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated New York Municipal Income Fund (Class B Shares) (the "Fund") from September 5, 2002 (start of performance) to August 31, 2006, compared to the Lehman Brothers New York Municipal Bond Index (LBNYMB), 2 the Lehman Brothers Municipal Bond Index (LBMB) 2 and the Lipper New York Municipal Debt Funds Average (LNYMDFA). 3

Average Annual Total Return [4] for the Period Ended 8/31/2006
1 Year	(2.98)%
Start of Performance (9/5/2002)	3.02%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBNYMB, LBMB and LNYMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or average.

2 The LBNYMB is an unmanaged index comprising investment grade, tax-exempt, and fixed-rate bonds issued in the state of New York; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million. Effective September 1, 2005, the fund elected to change its benchmark index from the LBMB to the LBNYMB because the LBNYMB is more representative of the securities typically held by the Fund. The LBMB is a market value-weighted index for the long-term tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBNYMB and LBMB are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The LBNYMB and LBMB are unmanaged and, unlike the fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 The LNYMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At August 31, 2006, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
Insured	40.7%
Education	12.3%
Hospital	11.4%
Transportation	5.0%
General Obligations-Local	4.7%
Refunded	4.3%
Senior Care	3.2%
Industrial Development Bond/Pollution Control Revenue	2.8%
Public Power	2.3%
Tobacco	2.2%
Water & Sewer	2.0%
Bank Enhanced	1.7%
Multi Family Housing	1.1%
Resource Recovery	1.1%
Electric & Gas	1.1%
Lease	1.1%
Special Tax	0.3%
Other [2]	1.6%
Other Assets and Liabilities--Net [3]	1.1%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Prerefunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications which constitute less than 0.3% of the Fund's total net assets have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2006

Principal Amount			Value
		MUNICIPAL BONDS--98.7%
		New York--95.7%
$500,000		Albany County, NY IDA, IDRBs (Series 2004A), 5.375% (Albany College of Pharmacy), 12/1/2024	$520,395
500,000		Albany, NY IDA, Civic Facility Revenue Bonds, (Series A), 5.75% (Albany Law School)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.83%), 10/1/2030	533,030
500,000		Amherst, NY IDA, Civic Facility Revenue Bonds (Series 2000B), 5.75% (UBF Faculty-Student Housing Corp.)/(AMBAC INS)/(Original Issue Yield: 5.82%), 8/1/2025	543,975
500,000		Broome County, NY IDA, Civic Facility Revenue Bonds (Series 2004B), 5.00% (University Plaza-Phase II)/(American Capital Access INS)/(Original Issue Yield: 5.05%), 8/1/2025	511,460
400,000		Cattaraugus County, NY IDA, Civic Facility Revenue Bonds, 5.10% (St. Bonaventure University), 5/1/2031	404,048
290,000		Dutchess County, NY IDA, Refunding Revenue Bonds (Series 2004A), 7.50% (St. Francis Hospital and Health Centers), 3/1/2029	316,964
785,000		Dutchess County, NY IDA, Revenue Bonds, 5.00% (Marist College)/ (Original Issue Yield: 5.15%), 7/1/2020	813,425
500,000		East Rochester, NY Housing Authority, Revenue Bonds (Series 2002A), 5.375% (Rochester St. Mary's Residence Facility LLC)/(GNMA GTD), 12/20/2022	538,435
335,000		East Rochester, NY Housing Authority, Senior Living Revenue Bonds (Series 2006), 5.50% (Woodland Village, Inc.), 8/1/2033	338,926
500,000		Essex County, NY IDA, Solid Waste Disposal Refunding Revenue Bonds (Series 2005A), 5.20% (International Paper Co.), 12/1/2023	510,860
750,000		Hempstead Town, NY IDA, Civic Facility Revenue Bonds, 5.00% (Adelphi University), 10/1/2035	775,417
500,000		Hempstead Town, NY IDA, Civic Facility Revenue Bonds, 5.00% (Hofstra University)/(Original Issue Yield: 5.10%), 7/1/2033	513,650
220,000		Islip, NY Resource Recovery Agency, Resource Recovery Revenue Bonds (Series 2001E), 5.75% (FSA INS), 7/1/2023	242,587
330,000		Kiryas Joel, NY, UT GO Notes, 6.10% BANs, 5/11/2007	332,320
500,000		Livingston County, NY IDA, Civic Facility Revenue Bonds (Series 2005), 6.00% (Nicholas H. Noyes Memorial Hospital Civic Facility), 7/1/2030	517,735
1,000,000		Long Island Power Authority, NY, Electric System General Revenue Bonds (Series 2006B), 5.00%, 12/1/2035	1,041,450
500,000		Madison County, NY IDA, Civic Facility Revenue Bonds (Series 2003A), 5.00% (Colgate University), 7/1/2023	523,520
320,000		Madison County, NY IDA, Civic Facility Revenue Bonds (Series 2005A), 5.00% (Morrisville State College Foundation)/(CDC IXIS Financial Guaranty N.A. INS), 6/1/2028	337,146
500,000		Metropolitan Transportation Authority, NY, Revenue Bonds (Series 2006A), 5.00% (MTA Transportation Revenue), 11/15/2035	521,495
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New York--continued
$500,000		Monroe County, NY IDA, Civic Center Revenue Bonds, 5.25% (St. John Fisher College)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.25%), 6/1/2026	$527,540
500,000		Monroe County, NY IDA, Civic Facility Revenue Bond, 5.25% (Nazareth College)/(MBIA Insurance Corp. INS), 10/1/2021	537,940
165,000		Nassau County, NY IDA, Civic Facility Refunding Revenue Bonds (Series 2001B), 5.875% (North Shore-Long Island Jewish Obligated Group)/ (Original Issue Yield: 5.92%), 11/1/2011	172,748
500,000		Nassau County, NY IDA, IDRBs (Series 2003A), 5.25% (Keyspan-Glenwood Energy Center LLC)/(KeySpan Corp. GTD), 6/1/2027	517,175
500,000		New York City, NY IDA, (Series 1995) Civic Facility Revenue Bonds, 6.30% (College of New Rochelle)/(Original Issue Yield: 6.45%), 9/1/2015	505,795
250,000		New York City, NY IDA, Civic Facilities Revenue Bonds, 5.375% (New York University)/(AMBAC INS), 7/1/2017	267,793
395,000		New York City, NY IDA, Civic Facility Revenue Bonds (Series 2001A), 6.375% (Staten Island University Hospital), 7/1/2031	402,063
300,000		New York City, NY IDA, Civic Facility Revenue Bonds (Series 2002A), 5.375% (Lycee Francais de New York Project)/(American Capital Access INS)/ (Original Issue Yield: 5.43%), 6/1/2023	313,311
200,000		New York City, NY IDA, Civic Facility Revenue Bonds (Series 2002C), 6.45% (Staten Island University Hospital), 7/1/2032	205,012
1,000,000		New York City, NY IDA, Civic Facility Revenue Bonds (Series 2003), 5.00% (Roundabout Theatre Co., Inc.)/(American Capital Access INS), 10/1/2023	1,024,520
400,000	[1]	New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.25% (7 World Trade Center LLC), 3/1/2015	425,344
335,000		New York City, NY IDA, PILOT Revenue Bonds (Series 2006), 4.75% (Yankee Stadium LLC)/(MBIA Insurance Corp. INS), 3/1/2046	339,663
250,000		New York City, NY IDA, Refunding & Improvement Civic Facility Revenue Bonds (Series 2006A), 5.25% (Mt. St. Vincent College, NY)/(Radian Asset Assurance INS), 6/1/2036	258,460
500,000		New York City, NY IDA, Special Airport Facility Revenue Bonds (Series 2001A), 5.50% (Airis JFK I LLC Project at JFK International)/(Original Issue Yield: 5.65%), 7/1/2028	513,755
500,000		New York City, NY IDA, Special Facilities Revenue Bonds, 5.25% (British Airways), 12/1/2032	470,350
300,000		New York City, NY IDA, Special Facilities Revenue Bonds, 5.50% (Terminal One Group Association), 1/1/2024	322,638
500,000		New York City, NY Municipal Water Finance Authority, Revenue Bonds (Series 2002B), 5.00% (Original Issue Yield: 5.14%), 6/15/2026	518,255
500,000		New York City, NY Transitional Finance Authority, Future Tax Secured Bonds (2003 Series C), 5.25% (AMBAC INS), 8/1/2022	535,885
500,000	[1]	New York City, NY, RITES (PA-1349), 6.17123% (MBIA Insurance Corp. INS), 9/7/2006	610,500
5,000		New York City, NY, UT GO Bonds (Fiscal 2003 Series J), 5.50% (United States Treasury PRF 6/1/2013@100), 6/1/2023	5,543
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New York--continued
$495,000		New York City, NY, UT GO Bonds (Fiscal 2003 Series J), 5.50%, 6/1/2023	$535,164
500,000		New York City, NY, UT GO Bonds (Fiscal 2005 Series C), 5.25%, 8/15/2025	534,140
515,000		New York City, NY, UT GO Bonds (Series 2002C), 5.50%, 3/15/2015	554,408
500,000		New York Counties Tobacco Trust III, Revenue Bonds, 5.75% (Original Issue Yield: 5.93%), 6/1/2033	524,575
700,000		New York Liberty Development Corp., Revenue Bonds (Series 2005), 5.25% (Goldman Sachs Group, Inc.), 10/1/2035	790,328
300,000	[1]	New York Liberty Development Corp., Revenue Bonds (Series 2006A), 6.125% (National Sports Museum), 2/15/2019	309,321
500,000		New York State Dormitory Authority, Education Facilities Revenue Bonds (Series 2002A), 5.125% (State University of New York)/(United States Treasury PRF 5/15/2012@101), 5/15/2021	543,065
500,000		New York State Dormitory Authority, FHA-INS Mortgage Nursing Home Revenue Bonds (Series 2001), 6.10% (Norwegian Christian Home and Health Center)/(MBIA Insurance Corp. INS), 8/1/2041	558,400
1,000,000		New York State Dormitory Authority, INS Revenue Bonds (Series 1999), 6.00% (Pratt Institute)/(Radian Asset Assurance INS), 7/1/2020	1,073,260
500,000		New York State Dormitory Authority, INS Revenue Bonds (Series 2005), 5.125% (Providence Rest Home)/(American Capital Access INS), 7/1/2030	519,215
500,000		New York State Dormitory Authority, Lease Revenue Bonds (Series 2006A), 5.00% (State University of New York)/(MBIA Insurance Corp. INS), 7/1/2031	527,385
750,000		New York State Dormitory Authority, Revenue Bonds (2003 Series 1), 5.00% (Memorial Sloan-Kettering Cancer Center)/(MBIA Insurance Corp. INS), 7/1/2022	790,350
200,000		New York State Dormitory Authority, Revenue Bonds (Series 2002), 5.00% (Fordham University)/(FGIC INS), 7/1/2022	210,760
300,000		New York State Dormitory Authority, Revenue Bonds (Series 2002), 5.00% (Fordham University)/(United States Treasury PRF 7/1/2012@100), 7/1/2022	321,906
750,000		New York State Dormitory Authority, Revenue Bonds (Series 2003), 5.00% (Kateri Residence)/(Allied Irish Banks PLC LOC), 7/1/2022	782,565
250,000		New York State Dormitory Authority, Revenue Bonds (Series 2003), 5.375% (North Shore-Long Island Jewish Obligated Group)/(Original Issue Yield: 5.48%), 5/1/2023	265,123
500,000		New York State Dormitory Authority, Revenue Bonds (Series 2003A), 5.50% (Brooklyn Law School)/(Radian Asset Assurance INS), 7/1/2018	541,165
750,000		New York State Dormitory Authority, Revenue Bonds (Series 2003A), 5.50% (Winthrop-University Hospital Association)/(Original Issue Yield: 5.70%), 7/1/2023	791,393
500,000		New York State Dormitory Authority, Revenue Bonds (Series 2004), 5.25% (New York Methodist Hospital), 7/1/2024	526,180
250,000		New York State Dormitory Authority, Revenue Bonds (Series 2004A), 5.25% (University of Rochester, NY), 7/1/2024	267,698
500,000		New York State Dormitory Authority, Revenue Bonds (Series 2005), 5.00% (Rochester General Hospital)/(Radian Asset Assurance INS), 12/1/2025	522,950
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New York--continued
$500,000		New York State Dormitory Authority, Revenue Bonds (Series 2005C), 5.50% (Mt. Sinai NYU Health Obligated Group), 7/1/2026	$507,265
1,000,000		New York State Dormitory Authority, Revenue Bonds (Series 2005F), 5.00% (New York State Personal Income Tax Revenue Bond Fund)/ (AMBAC INS), 3/15/2025	1,056,890
500,000		New York State Dormitory Authority, Revenue Bonds (Series 2006), 5.00% (Memorial Sloan-Kettering Cancer Center), 7/1/2035	522,895
250,000		New York State Dormitory Authority, Revenue Bonds, 5.00% (Manhattan College)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.30%), 7/1/2020	262,490
500,000		New York State Dormitory Authority, Revenue Bonds, 5.10% (Catholic Health Services of Long Island)/(Original Issue Yield: 5.19%), 7/1/2034	511,730
500,000		New York State Dormitory Authority, Revenue Bonds, 5.25% (Cansius College)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 5.28%), 7/1/2030	532,230
400,000		New York State Environmental Facilities Corp. State Clean Water and Drinking Water, Revenue Bonds (Series 2002B), 5.00% (Original Issue Yield: 5.07%), 6/15/2022	423,336
500,000		New York State Environmental Facilities Corp., Revenue Bonds (Series 2002A), 5.25% (New York State Personal Income Tax Revenue Bond Fund)/(FGIC INS), 1/1/2021	538,985
900,000		New York State Environmental Facilities Corp., Water Facilities Revenue Refunding Bonds (Series A), 6.30% (Spring Valley Water Co., NY)/ (AMBAC INS), 8/1/2024	911,160
5,000		New York State HFA, Service Contract Obligation Revenue Bonds (Series 1995 A), 6.375%, 9/15/2015	5,061
1,000,000		New York State Thruway Authority, Revenue Bonds (Series 2006A), 5.00% (New York State Thruway Authority-Highway & Bridge Trust Fund)/ (AMBAC INS), 4/1/2026	1,062,550
500,000		New York State Urban Development Corp., Subordinated Lien Revenue Bonds (Series 2004A), 5.125% (Empire State Development Corp.), 1/1/2022	529,205
500,000		Niagara County, NY IDA, Solid Waste Disposal Facility Revenue Refunding Bonds (Series 2001D), 5.55% TOBs (American Ref-Fuel Co. of Niagara, L.P. Facility) 11/15/2015	520,970
400,000		Niagara Falls, NY City School District, COPs (Series 1998), 5.375% (United States Treasury PRF 6/15/2008@101)/(Original Issue Yield: 5.42%), 6/15/2028	416,420
500,000		Rensselaer County, NY IDA, Civic Facility Revenue Bonds (Series 2006), 5.00% (Emma Willard School), 1/1/2036	522,730
500,000		Rensselaer County, NY IDA, Civic Facility Revenue Bonds (Series 2006), 5.00% (Rensselaer Polytechnic Institute), 3/1/2036	520,725
500,000		Rensselaer, NY City School District, COPs (Series 2006), 5.00% (XL Capital Assurance Inc. INS), 6/1/2036	524,350
200,000		Schenectady, NY, (Series 2005), 4.70% TANs, 12/29/2006	199,684
500,000		Suffolk County, NY IDA, Civic Facility Revenue Bonds (Series 2006A), 5.00% (Dowling College)/(American Capital Access INS), 6/1/2036	510,805
500,000		Suffolk County, NY IDA, Continuing Care Retirement Community Revenue Refunding Bonds (Series 2006), 5.00% (Jefferson's Ferry), 11/1/2028	511,980
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New York--continued
$500,000		TSASC, Inc. NY, Tobacco Settlement Asset-Backed Bonds (Series 2006-1), 5.00% (Original Issue Yield: 5.125%), 6/1/2026	$507,095
440,000		Tompkins County, NY IDA, Continuing Care Retirement Community Revenue Bonds (Series 2003A), 5.375% (Kendal at Ithaca, Inc.)/(Original Issue Yield: 5.50%), 7/1/2018	446,362
500,000		United Nations, NY Development Corp., Senior Lien Refunding Revenue Bonds (Series 2004A), 5.25%, 7/1/2022	508,855
300,000		Utica, NY Industrial Development Agency Civic Facility, Revenue Bonds (Series 2004A), 6.875% (Utica College)/(United States Treasury PRF 6/1/2009@101), 12/1/2024	326,760
500,000		Westchester County, NY IDA, Civic Facility Revenue Bonds (Series 2001), 5.20% (Windward School)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.21%), 10/1/2021	522,285
175,000		Westchester County, NY IDA, Continuing Care Retirement Mortgage Revenue Bonds (Series 2003A), 6.375% (Kendal on Hudson)/(Original Issue Yield: 6.55%), 1/1/2024	186,590
500,000		Yonkers, NY IDA, Civic Facility Revenue Bonds (Series 2001B), 7.125% (St. John's Riverside Hospital), 7/1/2031	537,300
1,000,000		Yonkers, NY IDA, Revenue Bonds, 5.25% (Monastery Manor Association LP)/(New York State Mortgage Agency GTD), 4/1/2037	1,048,370
		TOTAL	44,475,557
		Puerto Rico--3.0%
500,000		Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds (Series G), 5.00% (Original Issue Yield: 5.10%), 7/1/2033	509,525
240,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds (Series 2006), 5.00% (Ana G. Mendez University System), 3/1/2026	247,694
100,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds (Series 2006), 5.00% (Ana G. Mendez University System), 3/1/2036	102,355
135,000		Puerto Rico Public Building Authority, Revenue Bonds (Series 2002D), 5.25% (Commonwealth of Puerto Rico GTD)/(Original Issue Yield: 5.40%), 7/1/2027	140,135
365,000		Puerto Rico Public Building Authority, Revenue Bonds (Series 2002D), 5.25% (United States Treasury PRF 7/1/2012@100)/(Original Issue Yield: 5.40%), 7/1/2027	394,423
		TOTAL	1,394,132
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $44,345,560)	45,869,689
Principal Amount			Value
		SHORT-TERM MUNICIPAL --0.2% [2]
		Puerto Rico--0.2%
$100,000		Puerto Rico Government Development Bank (GDB) Weekly VRDNs (MBIA Insurance Corp. INS)/(Credit Suisse, Zurich LIQ), 3.290%, 9/6/2006 (AT AMORTIZED COST)	$100,000
		TOTAL MUNICIPAL INVESTMENTS - 98.9% (IDENTIFIED COST $44,445,560) [3]	45,969,689
		OTHER ASSETS AND LIABILITIES - NET--1.1%	504,524
		TOTAL NET ASSETS--100%	$46,474,213

Securities that are subject to the federal alternative minimum tax (AMT) represent 9.9% of the Fund's portfolio as calculated based upon total market value (percentage is unaudited).

1 Denotes a restricted security that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales. At August 31, 2006, these restricted securities amounted to $1,345,165 which represented 2.9% of total net assets.

2 Current rate and next reset date shown for Variable Rate Demand Notes.

3 The cost of investments for federal tax purposes amounts to $44,445,543.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2006.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
BANs	--Bond Anticipation Notes
COPs	--Certificates of Participation
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HFA	--Housing Finance Authority
IDA	--Industrial Development Authority
IDRBs	--Industrial Development Revenue Bonds
INS	--Insured
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
PRF	--Prerefunded
RITES	--Residual Interest Tax-Exempt Securities
TANs	--Tax Anticipation Notes
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2006

Assets:
Total investments in securities, at value (identified cost $44,445,560)		$45,969,689
Cash		88,710
Income receivable		528,630
Receivable for shares sold		41,843
Prepaid expenses		143
TOTAL ASSETS		46,629,015
Liabilities:
Payable for shares redeemed	$26,064
Income distribution payable	59,275
Payable for portfolio accounting fees	11,934
Payable for transfer and dividend disbursing agent fees and expenses	21,577
Payable for registration fees	14,213
Payable for distribution services fee (Note 5)	12,592
Payable for shareholder services fee (Note 5)	9,147
TOTAL LIABILITIES		154,802
Net assets for 4,333,053 shares outstanding		$46,474,213
Net Assets Consist of:
Paid-in capital		$45,747,360
Net unrealized appreciation of investments		1,524,129
Accumulated net realized loss on investments, futures contracts, and swap contracts		(797,266)
Distributions in excess of net investment income		(10)
TOTAL NET ASSETS		$46,474,213
Net Asset Value, Offering Price and Redemption Proceeds per Share
Class A Shares:
Net asset value per share ($26,961,939 ÷ 2,513,810 shares outstanding), no par value, unlimited shares authorized		$10.73
Offering price per share (100/95.50 of $10.73) [1]		$11.24
Redemption proceeds per share		$10.73
Class B Shares:
Net asset value per share ($19,512,274 ÷ 1,819,243 shares outstanding), no par value, unlimited shares authorized		$10.73
Offering price per share		$10.73
Redemption proceeds per share (94.50/100 of $10.73) [1]		$10.14

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2006

Investment Income:
Interest			$2,308,063
Expenses:
Investment adviser fee (Note 5)		$188,904
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		4,231
Transfer and dividend disbursing agent fees and expenses		63,350
Directors'/Trustees' fees		1,573
Auditing fees		22,141
Legal fees		8,815
Portfolio accounting fees		71,913
Distribution services fee--Class A Shares (Note 5)		65,631
Distribution services fee--Class B Shares (Note 5)		157,303
Shareholder services fee--Class A Shares (Note 5)		59,046
Shareholder services fee--Class B Shares (Note 5)		52,434
Share registration costs		30,715
Printing and postage		19,240
Insurance premiums		7,415
Miscellaneous		1,332
TOTAL EXPENSES		944,043
Waivers and Reimbursements (Note 5):
Waiver of investment adviser fee	$(188,904)
Waiver of administrative personnel and services fee	(34,528)
Waiver of distribution services fee--Class A Shares	(65,631)
Reimbursement of shareholder services fee--Class A Shares	(8,753)
Reimbursement of other operating expenses	(144,935)
TOTAL WAIVERS AND REIMBURSEMENTS		(442,751)
Net expenses			501,292
Net investment income			1,806,771
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Swap Contracts:
Net realized loss on investments			(45,756)
Net realized gain on futures contracts			130,084
Net realized gain on swap contracts			73,600
Net change in unrealized appreciation of investments			(701,554)
Net change in unrealized depreciation of futures contracts			24,709
Net change in unrealized depreciation of swap contracts			19,451
Net realized and unrealized loss on investments, futures contracts, and swap contracts			(499,466)
Change in net assets resulting from operations			$1,307,305

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,806,771	$1,860,055
Net realized gain on investments, futures contracts and swap contracts	157,928	33,234
Net change in unrealized appreciation/depreciation of investments, futures contracts and swap contracts	(657,394)	822,845
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,307,305	2,716,134
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,098,010)	(1,099,346)
Class B Shares	(708,536)	(760,234)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,806,546)	(1,859,580)
Share Transactions:
Proceeds from sale of shares	6,280,020	5,728,660
Net asset value of shares issued to shareholders in payment of distributions declared	1,022,314	943,075
Cost of shares redeemed	(8,939,455)	(8,319,702)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(1,637,121)	(1,647,967)
Change in net assets	(2,136,362)	(791,413)
Net Assets:
Beginning of period	48,610,575	49,401,988
End of period (including distributions in excess of net investment income of $(10) and $(25), respectively)	$46,474,213	$48,610,575

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2006

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated New York Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal AMT) and the personal income taxes imposed by the state of New York and New York municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations. The fund offers two classes of shares: Class A Shares and Class B Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values fixed-income and short-term securities according to prices furnished by an independent pricing service, except that securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost, which approximates fair market value. Prices furnished by an independent pricing service for municipal bonds are intended to be indicative of the bid prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended August 31, 2006, the Fund had net realized gains on swap contracts of $73,600.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

Swap contracts outstanding at period end, if any, are listed after the fund's portfolio of investments.

Futures Contracts

The Fund periodically sells bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2006, the Fund had net realized gains on future contracts of $130,084.

Futures contracts outstanding at period end, if any, are listed after the fund's portfolio of investments.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at August 31, 2006, is as follows:

Security	Acquisition Date	Acquisition Cost
New York City, NY, RITES (PA-1349), 6.17123% (MBIA Insurance Corp. INS), 9/7/2006	2/6/2006	$592,185
New York Liberty Development Corp., Revenue Bonds (Series 2006A), 6.125% (National Sports Museum), 2/15/2019	8/7/2006	$300,000
New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.25%, (7 World Trade Center LLC), 3/1/2015	3/15/2005	$400,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended August 31	2006		2005
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	469,189	$5,008,389	322,792	$3,473,791
Shares issued to shareholders in payment of distributions declared	51,778	551,502	41,751	448,512
Shares redeemed	(435,107)	(4,638,982)	(529,239)	(5,682,587)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	85,860	$920,909	(164,696)	$(1,760,284)

Year Ended August 31	2006		2005
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	119,262	$1,271,631	209,632	$2,254,869
Shares issued to shareholders in payment of distributions declared	44,192	470,812	46,046	494,563
Shares redeemed	(402,764)	(4,300,473)	(245,170)	(2,637,115)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(239,310)	$(2,558,030)	10,508	$112,317
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(153,450)	$(1,637,121)	(154,188)	$(1,647,967)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Losses
$(210)	$210

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2006 and 2005, was as follows:

	2006	2005
Tax-exempt income	$1,806,546	$1,859,580

As of August 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$59,266
Net unrealized appreciation	$1,524,146
Dividend payable	$(59,275)
Capital loss carryforward	$(797,284)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At August 31, 2006, the cost of investments for federal tax purposes was $44,445,543. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation from futures and swap contracts was $1,524,146. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,558,225 and net unrealized depreciation from investments for those securities having an excess of cost over value of $34,079.

At August 31, 2006, the Fund had a capital loss carryforward of $797,284 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$102,606
2011	$371,903
2012	$ 4,752
2013	$318,023

The Fund used capital loss carryforwards of $186,189 to offset taxable capital gains realized during the year ended August 31, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended August 31, 2006, the Adviser voluntarily waived $188,904 of its fee and voluntarily reimbursed $144,935 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2006, the net fee paid to FAS was 0.329% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class B Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Share Class
Class A Shares	0.25%
Class B Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2006, FSC voluntarily waived $65,631 of its fee. When FSC receives fees, it may pay some or all of them to financial intemediaries whose customers purchase shares. For the year ended August 31, 2006, FSC did not retain any fees paid by the Fund.

Sales Charges

For the year ended August 31, 2006, FSC retained $7,116 in sales charges from the sale of Class A Shares. FSC also retained $318 of contingent deferred sales charges relating to redemptions of Class A Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class B Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended August 31, 2006, FSSC did not receive any fees paid by the Fund.

Commencing on August 1, 2005, and ending on May 3, 2006, FSSC reimbursed daily a portion of the shareholder services fee of the Class A Shares. This reimbursement resulted from an administrative delay in the implementation of contractual terms of shareholder service fee agreements. This reimbursement amounted to $8,753 for the Class A Shares for the year ended August 31, 2006.

Interfund Transactions

During the year ended August 31, 2006, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $19,005,000 and $19,005,000, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2006, were as follows:

Purchases	$17,259,853
Sales	$18,322,424

7. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2006, 39.2% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 9.5% of total investments.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED)

On August 18, 2006, the Fund's Trustees, upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended August 31, 2004 and August 31, 2005, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended August 31, 2004 and August 31, 2005: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending August 31, 2006. During the Fund's fiscal years ended August 31, 2004 and August 31, 2005 and the interim period commencing September 1, 2005 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

10. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2006, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED NEW YORK MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Federated New York Municipal Income Fund, a series of Federated Municipal Securities Income Trust, as of August 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2005 and the financial highlights for the periods presented prior to September 1, 2005, were audited by other auditors whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated New York Municipal Income Fund as of August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
October 24, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund ( i.e. , "Interested" Board members) and those who are not ( i.e. , "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PATRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt fixed income products in 2004 and is a Vice President of the Trust. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht has been the Fund's portfolio manager since March 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Senior Vice President of the Fund's Adviser since 2005. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED NEW YORK MUNICIPAL INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds ( e.g. , institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2005, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contracts, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Got to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated New York Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923401
Cusip 313923880

28992 (10/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated North Carolina Municipal Income Fund

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August, 31, 2006

Class A Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2006	[1]	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.07		$11.05	$10.92	$11.07	$10.99
Income from Investment Operations:
Net investment income	0.48		0.47	0.48	0.48	0.50
Net realized and unrealized gain (loss) on investments, futures contracts and swaps contracts	(0.22)		0.02	0.13	(0.15)	0.08
TOTAL FROM INVESTMENT OPERATIONS	0.26		0.49	0.61	0.33	0.58
Less Distributions:
Distributions from net investment income	(0.48)		(0.47)	(0.48)	(0.48)	(0.50)
Net Asset Value, End of Period	$10.85		$11.07	$11.05	$10.92	$11.07
Total Return [2]	2.48	% [3]	4.57%	5.61%	2.93%	5.48%

Ratios to Average Net Assets:
Net expenses	0.74%		0.78%	0.79%	0.79%	0.79%
Net investment income	4.45%		4.29%	4.26%	4.22%	4.62%
Expense waiver/reimbursement [4]	0.76%		0.63%	0.56%	0.49%	0.61%
Supplemental Data:
Net assets, end of period (000 omitted)	$47,174		$62,000	$56,289	$82,430	$55,261
Portfolio turnover	13%		12%	16%	16%	21%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG, LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 During the period, the Fund was reimbursed by the shareholder service provider, which had an impact of 0.06% on the total return. See Notes to Financial Statements, (Note 5).

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2006 to August 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2006	Ending Account Value 8/31/2006	Expenses Paid During Period [1]
Actual	$1,000	$1,017.90	$3.87
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.37	$3.87

1 Expenses are equal to the Fund's annualized net expense ratio of 0.76% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 2.48% for Class A Shares. The total return of the Lehman Brothers Municipal Bond Index (LBMB), 1 the fund's benchmark index, was 3.03% during the 12-month reporting period. The average total return of the Lipper North Carolina Municipal Debt Funds Average (LNCMDFA), 2 a performance benchmark for the fund, was 2.36% during the 12-month reporting period. The fund outperformed the performance benchmark in total return and income.

The fund's investment strategy focused on: (a) purchasing intermediate- to long-term, tax-exempt municipal bonds in an attempt to capture the potential income advantages of such securities relative to bonds with shorter maturities due to the upward sloping yield curve (the yield curve shows the relative yield of similar securities with different maturities); (b) having a strategic allocation of the fund's portfolio in low investment-grade and non-investment-grade tax-exempt municipal bonds, or equivalents, to seek incremental return from the higher yields available in such securities 3 ; (c) the allocation of the fund's portfolio among securities of similar issuers (referred to as sectors); and (d) active adjustment of the fund's duration 4 (which indicates the portfolio's sensitivity to changes in interest rates) through purchases of tax-exempt municipal bonds with relatively high coupons (or interest rate payments) and through tactical use of futures contracts or Bond Market Association (BMA) Index swap contracts. 5 These were the most significant factors affecting the fund's performance relative to the LBMB.

1 The LBMB is a market value-weighted index for the long-term tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The LBMB is unmanaged and, unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index. The fund's total return reflected actual cash flows, transaction costs, and other expenses which were not reflected in the total return of LBMB.

2 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.

3 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

5 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

The following discussion focuses on the performance of the fund's Class A Shares. The 2.48% total return of the Class A Shares for the reporting period consisted of 4.46% of tax-exempt dividends and 1.98% depreciation in the net asset value of the shares. 6

MARKET OVERVIEW

The 12-month reporting period was characterized by the same factors as a year earlier: a flattening yield curve led by a steep rise in short term interest rates, tightening credit spreads and a large supply of new tax-exempt bonds.

During the 12-month reporting period, interest rate volatility increased as the tax-exempt bond market appeared to focus on inflation and inflation expectations, and whether the Federal Reserve Board (the "Fed") would pause to continue its interest rate tightening cycle. The generally low interest rate environment appeared to result in investors pursuing lower-rated credits because of the additional yield they offer. As a result, certain revenue bond sectors, such as hospital bonds, industrial development bonds and resource recovery project bonds, outperformed the LBMB.

During the 12-month reporting period, the Fed continued tightening interest rates, raising the Federal Funds Target Rate nine times from 3.50% in August, 2005 to 5.25% in August, 2006. Consequently, interest rates throughout the short end of the yield curve rose as well. This resulted in a significant flattening of the tax-exempt municipal yield curve with short-term interest rates rising significantly and long-term interest rates staying nearly flat (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was less or flattened). According to Municipal Market Data (MMD), yields on "AAA"-rated general obligation tax-exempt bonds rose by 69 basis points for one year-maturity tax-exempt bonds, and tapered to a two basis point increase for 30-year maturity tax-exempt bonds. The net effect was that the yield spread between one- and 30-year "AAA"-rated general obligation tax-exempt bonds fell from 141 basis points to 75 basis points. As a result of the way in which the tax-exempt municipal yield curve flattened, only tax-exempt bonds with the longest (15 years and longer) provided positive incremental return versus the LBMB.

6 Income may be subject to the federal alternative minimum tax.

During the 12-month reporting period, credit spreads, or the yield difference between "AAA"-rated tax-exempt bonds and bonds of lower credit quality and similar maturity, tightened significantly apparently as a result of both improving economic activity and the exhaustive demand for securities with higher yields. Credit spreads also became tighter to a greater extent for "BBB"-rated (or comparable quality) debt than for other investment-grade rated ("AAA," "AA," "A" or comparable quality) debt (meaning that the yield on the "BBB"-rated debt improved to a greater extent than for other investment grade rated debt). High-yield tax-exempt municipal debt (non-investment grade bonds not rated at least "BBB") provided strong total returns once again as investors were attracted to the significantly higher yield provided by these issues. According to Lehman Brothers, Inc., the credit spread between their high yield tax-exempt municipal bond index, the Lehman Brothers Non-Investment Grade Municipal Bond Index, 7 and the LBMB tightened from 222 basis points to 151 basis points.

The 12-month reporting period also saw a large (although declining) supply of new tax-exempt bonds. During calendar year 2005, issuance of new tax-exempt bonds was the highest on record, following record-issuance in 2 of the previous 3 years. According to The Bond Buyer dated September 5, 2006 , issuance from January 1, 2006 through August 31, 2006, while on pace to be one of the top 5 years on record, showed a 15% decline versus the same period in 2005.

YIELD CURVE AND MATURITY

During the 12-month reporting period, tax-exempt municipal bonds with longer maturities generally provided better returns than shorter-term tax-exempt municipal bonds as the yield curve flattened and the yields on bonds with longer maturities declined slightly while the yield on bonds with shorter maturities increased. The fund's focus of bond holdings with maturities of 10 years or more added incremental return, and benefited the fund's absolute performance, as such long-term bonds generally provided greater income and higher total return.

7 The Lehman Brothers Non-Investment Grade Municipal Bond Index ("LBNIGMBI") is a broad market performance benchmark for the high yield tax-exempt bond market. To be included in the LBNIGMBI, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding par value of at least $3 million, and have a remaining maturity of at least 1 year. The LBNIGMBI is unmanaged, and it is not possible to invest directly in an index.

CREDIT QUALITY

During the 12-month reporting period, lower-investment and non-investment grade tax-exempt municipal bonds also performed well as the demand for higher income was great. Prices on low investment-grade tax-exempt municipal bonds (bonds rated "BBB" or unrated bonds of comparable quality) and non-investment grade tax-exempt municipal bonds outperformed substantially as compared to higher investment-grade tax-exempt municipal bonds (bonds rated "AAA," "AA," "A" or unrated bonds of comparable quality), which appeared to result from improving perceptions of credit quality and a heightened demand for such bonds. The tightening of credit spreads between lower-quality bonds and high-quality bonds also benefited the fund's performance because of the fund's holdings in low investment-grade tax-exempt municipal bonds and non-investment grade tax-exempt municipal bonds, which averaged approximately 20% of the fund's portfolio during the 12-month reporting period.

SECTOR

During the 12-month reporting period, the fund allocated a sizable portion of its portfolio (more than 20%) to hospital and life care bonds. These sectors were among the strongest performing sectors during the 12-month reporting period and added significant incremental return. This positively impacted the fund's performance. The fund also allocated a significant portion of the fund's portfolio to pre-refunded tax-exempt municipal bonds (bonds for which the principal and interest rate payments are secured or guaranteed by cash or US Treasury securities held in an escrow account). The exposure to pre-refunded bonds had a negative impact on performance due to the smaller increase in price of pre-refunded bonds as compared to other sectors.

DURATION

As determined at the end of the 12-month reporting period, the fund's dollar-weighted average duration was 4.23 years. Duration management is a significant component of the fund's investment strategy. Early in the 12-month reporting period, in anticipation of rising interest rates, the fund hedged the portfolio (adjusted the duration shorter) using treasury futures contracts. The fund's hedging strategy negatively affected the fund's performance.

GROWTH OF A $10,000 INVESTMENT 1

The graph below illustrates the hypothetical investment of $10,000 2 in the Federated North Carolina Municipal Income Fund (the "Fund") from August 31, 1996 to August 31, 2006, compared to the Lehman Brothers Municipal Bond Index (LBMB) 3 and the Lipper North Carolina Municipal Debt Funds Average (LNCMDFA). 4

Average Annual Total Return [5] for the Period Ended 8/31/2006
1 Year	(2.12%)
5 Years	3.25%
10 Years	4.64%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Federated North Carolina Municipal Income Fund is the successor to CCB North Carolina Municipal Securities Fund. The quoted performance data includes performance of the CCB North Carolina Municipal Securities Fund for the period from August 31, 1996 to July 23, 1999, as adjusted to reflect the Fund's expenses. The CCB North Carolina Municipal Securities Fund was reorganized as a portfolio of the Trust on July 23, 1999.

2 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge=$9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and the LNCMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average. Indexes are unmanaged and, unlike the fund, are not affected by cash flows. It is not possible to invest directly in an index or an average.

3 The LBMB is a market value-weighted index for the long-term tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance.

4 The LNCMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

5 Total returns quoted reflect all applicable sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At August 31, 2006, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
Insured	45.4%
Refunded	13.5%
Senior Care	13.4%
Hospital	6.6%
Public Power	4.6%
Industrial Development Bond/Pollution Control Revenue	4.4%
Education	3.3%
Single Family Housing	2.7%
General Obligation--Local	2.3%
Transportation	1.1%
Electric & Gas	0.9%
Multi Family Housing	0.9%
Other Assets and Liabilities--Net [2]	0.9%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured' sector. Prerefunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2006

Principal Amount		Value
	MUNICIPAL BONDS--97.6%
	North Carolina--89.2%
$1,190,000	Appalachian State University, NC, Parking System Revenue Bonds, 5.625% (FSA INS)/(Original Issue Yield: 5.65%), 7/15/2025	$1,286,687
890,000	Asheville, NC Housing Authority, MFH Revenue Bonds, 5.625% TOBs (Oak Knoll Apartments Project)/(FNMA GTD) 9/1/2021	932,960
500,000	Broad River, NC Water Authority, Water System Revenue Bonds (Series 2000), 5.375% (United States Treasury PRF 6/1/2010@101)/(Original Issue Yield: 5.55%), 6/1/2026	535,270
2,000,000	Charlotte, NC Airport, Revenue Bonds, (Series B), 5.875% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.95%), 7/1/2019	2,119,200
1,000,000	Charlotte, NC, COPs, 5.50% (Charlotte Convention Facilities)/(United States Treasury PRF 12/1/2010@101)/(Original Issue Yield: 5.70%), 12/1/2020	1,082,500
500,000	Columbus County, NC Industrial Facilities & PCFA, Revenue Bonds (Series 1996A), 5.85% (International Paper Co.), 12/1/2020	517,040
1,000,000	Cumberland County, NC, UT GO Bonds, 5.70% (United States Treasury PRF 3/1/2010@102)/(Original Issue Yield: 5.78%), 3/1/2017	1,086,480
1,000,000	Fayetteville, NC Public Works Commission, Revenue Bonds (Series 1999), 5.70% (United States Treasury PRF 3/1/2010@101)/(Original Issue Yield: 5.79%), 3/1/2019	1,077,650
500,000	Gaston County, NC Industrial Facilities and PCFA, Exempt Facilities Revenue Bonds, 5.75% (National Gypsum Co.), 8/1/2035	527,010
900,000	Gastonia, NC Combined Utilities System, Water & Sewer Revenue Bonds, 5.625% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.85%), 5/1/2019	970,155
750,000	Harnett County, NC, COPs, 5.50% (FSA INS), 12/1/2015	807,202
1,000,000	Haywood County, NC Industrial Facilities & PCFA, Revenue Refunding Bonds, 6.40% (Champion International Corp.)/(Original Issue Yield: 6.42%), 11/1/2024	1,052,000
1,000,000	High Point, NC, Public Improvement UT GO Bonds (Series 2000B), 5.50% (Original Issue Yield: 5.67%), 6/1/2018	1,083,640
500,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds (Series 2005A), 5.00% (Duke University), 10/1/2041	522,245
500,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue Bonds (Series 2003C), 5.375% (Original Issue Yield: 5.57%), 1/1/2017	530,630
500,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds (Series 1999D), 6.70%, 1/1/2019	544,615
665,000	North Carolina HFA, Home Ownership Revenue Bonds (Series 5-A), 5.55%, 1/1/2019	687,630
550,000	North Carolina HFA, Home Ownership Revenue Bonds (Series 6-A), 6.10%, 1/1/2018	566,923
300,000	North Carolina Medical Care Commission, FHA INS Mortgage Revenue Bonds (Series 2003), 5.375% (Betsy Johnson Regional Hospital)/(FSA INS), 10/1/2024	323,679
Principal Amount		Value
	MUNICIPAL BONDS--continued
	North Carolina--continued
$500,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds (Series 2001), 6.625% (Moravian Homes, Inc.)/(Original Issue Yield: 7.00%), 4/1/2031	$530,655
250,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds (Series 2005A), 6.00% (Pennybyrn at Maryfield), 10/1/2023	258,468
1,500,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds (Series 2006A), 5.00% (The Pines at Davidson), 1/1/2036	1,532,445
500,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds, 6.25% (Arbor Acres Community)/(Original Issue Yield: 6.40%), 3/1/2027	531,065
500,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds, 6.875% (Presbyterian Homes, Inc.)/(Original Issue Yield: 7.00%), 10/1/2021	558,090
500,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Refunding Bonds (Series 2004A), 5.00% (Deerfield Episcopal Retirement Community), 11/1/2023	512,770
1,000,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 1999), 6.25% (Stanly Memorial Hospital Project)/(Original Issue Yield: 6.40%), 10/1/2019	1,065,670
250,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 2002A), 5.25% (Union Regional Medical Center)/(Original Issue Yield: 5.33%), 1/1/2021	259,868
200,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 2002A), 5.25% (Union Regional Medical Center)/(Original Issue Yield: 5.38%), 1/1/2022	207,510
1,205,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 2004A), 5.25% (Cleveland Community Health Care)/ (AMBAC INS), 7/1/2021	1,295,303
1,230,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, 5.50% (Hugh Chatham Memorial Hospital)/(Radian Asset Assurance INS), 10/1/2019	1,327,207
625,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, 5.50% (Scotland Memorial Hospital)/(Radian Asset Assurance INS)/ (Original Issue Yield: 5.593%), 10/1/2019	655,306
400,000	North Carolina Medical Care Commission, Health Care Housing Revenue Bonds (Series 2004A), 5.80% (Arc of North Carolina Projects), 10/1/2034	424,612
1,000,000	North Carolina Medical Care Commission, Hospital Revenue Bonds (Series 2000), 5.50% (Northeast Medical Center)/(AMBAC INS)/(Original Issue Yield: 5.74%), 11/1/2025	1,067,850
500,000	North Carolina Medical Care Commission, Hospital Revenue Bonds (Series 2002A), 5.375% (Southeastern Regional Medical Center)/(Original Issue Yield: 5.48%), 6/1/2032	520,465
1,000,000	North Carolina Medical Care Commission, Hospital Revenue Bonds, 6.125% (Southeastern Regional Medical Center)/(Original Issue Yield: 6.25%), 6/1/2019	1,065,380
Principal Amount		Value
	MUNICIPAL BONDS--continued
	North Carolina--continued
$685,000	North Carolina Medical Care Commission, Hospital Revenue Bonds, 5.50% (Maria Parham Medical Center)/(Radian Asset Assurance INS), 10/1/2018	$740,444
250,000	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2002), 6.25% (Forest at Duke)/(Original Issue Yield: 6.35%), 9/1/2021	265,098
500,000	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2003A), 6.375% (Givens Estates)/(Original Issue Yield: 6.50%), 7/1/2023	537,650
550,000	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2004C), 6.00% (Cypress Glen)/(Original Issue Yield: 6.092%), 10/1/2033	577,968
500,000	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2005A), 5.50% (United Methodist Retirement Homes)/ (Original Issue Yield: 5.55%), 10/1/2035	509,210
500,000	North Carolina Medical Care Commission, Revenue Refunding Bonds (Series 2006B), 5.20% (Presbyterian Homes, Inc.), 10/1/2021	509,250
1,000,000	North Carolina Municipal Power Agency No. 1, Electric Revenue Bonds (Series 1999B), 6.50% (Original Issue Yield: 6.73%), 1/1/2020	1,084,680
910,000	North Carolina Municipal Power Agency No. 1, Electric Revenue Bonds, 10.50% (Escrowed In Treasuries COL), 1/1/2010	1,019,045
1,000,000	Northern Hospital District of Surry County, NC, Health Care Facilities Revenue Refunding Bonds (Series 2001), 5.10% (Northern Hospital of Surry County)/ (Radian Asset Assurance INS)/(Original Issue Yield: 5.242%), 10/1/2021	1,049,460
1,000,000	Onslow County, NC Hospital Authority, FHA INS Mortgage Revenue Bonds, 5.00% (Onslow Memorial Hospital)/(FHA GTD)/(MBIA Insurance Corp. INS), 10/1/2034	1,045,500
1,080,000	Onslow, NC Water & Sewer Authority, Revenue Bonds, 5.00% (XL Capital Assurance Inc. INS), 6/1/2025	1,133,665
1,200,000	Piedmont Triad Airport Authority, NC, Airport Revenue Bonds (Series 1999A), 5.875% (FSA INS)/(Original Issue Yield: 6.02%), 7/1/2019	1,284,696
1,000,000	Pitt County, NC, COPs (Series 2000B), 5.50% (FSA INS)/(Original Issue Yield: 5.63%), 4/1/2025	1,060,320
500,000	Pitt County, NC, Refunding Bonds, 5.25% (Pitt County Memorial Hospital)/ (Escrowed In Treasuries COL)/(Original Issue Yield: 5.85%), 12/1/2021	530,835
500,000	Raleigh & Durham, NC Airport Authority, Revenue Bonds (Series 2005A), 5.00% (AMBAC INS), 5/1/2030	522,860
1,500,000	Randolph County, NC, COPs (Series 2000), 5.60% (FSA INS)/(Original Issue Yield: 5.77%), 6/1/2018	1,592,610
500,000	Wilmington, NC, Water & Sewer System, Revenue Bonds (Series 1999), 5.625% (FSA INS)/(Original Issue Yield: 5.76%), 6/1/2018	539,620
	TOTAL	42,069,091
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Puerto Rico--7.3%
$1,000,000	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds (Series 2006A), 4.50% (CDC IXIS Financial GTD N.A. INS), 7/1/2036	$1,010,250
500,000	Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds (Series G), 5.00% (Original Issue Yield: 5.10%), 7/1/2033	509,525
395,000	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Cogeneration Facility Revenue Bonds (Series 2000A), 6.625% (AES Puerto Rico Project)/(Original Issue Yield: 6.65%), 6/1/2026	430,159
500,000	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds (Series 2006), 5.00% (Ana G. Mendez University System), 3/1/2036	511,775
1,000,000	Puerto Rico Public Finance Corp., Commonwealth Appropriation Bonds (Series 2001E), 5.75% (United States Treasury PRF 2/1/2007@100)/(Original Issue Yield: 5.80%), 8/1/2030	1,009,200
	TOTAL	3,470,909
	Virgin Islands--1.1%
500,000	University of the Virgin Islands, UT GO Bonds (Series A), 5.375% (Original Issue Yield: 5.43%), 6/1/2034	523,590
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $43,417,645)	46,063,590
	SHORT-TERM MUNICIPAL--1.5% [1]
	Puerto Rico--1.5%
700,000	Puerto Rico (GDB), Weekly VRDNs (MBIA Insurance Corp. INS)/(Credit Suisse, Zurich LIQ), 3.290%, 12/1/2015 (AT AMORTIZED COST)	700,000
	TOTAL MUNICIPAL INVESTMENTS--99.1% (IDENTIFIED COST $44,117,645) [2]	46,763,590
	OTHER ASSETS AND LIABILITIES - NET--0.9%	410,703
	TOTAL NET ASSETS--100%	$47,174,293

Securities that are subject to the federal alternative minimum tax (AMT) represent 14.6% of the Fund's portfolio as calculated based upon total market value. (Percentage is unaudited).

1 Current rate and next reset date shown for Variable Rate Demand Notes.

2 The cost of investments for federal tax purposes amounts to $44,115,847.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2006.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
COPs	--Certificates of Participation
FHA	--Federal Housing Administration
FNMA	--Federal National Mortgage Association
FSA	--Financial Security Assurance
GO	--General Obligation
GDB	--Government Development Bank
GTD	--Guaranteed
HFA	--Housing Finance Authority
INS	--Insured
LIQ	--Liquidity Agreement
MFH	--Multifamily Housing
PCFA	--Pollution Control Financing Authority
PRF	--Prerefunded
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2006

Assets:
Total investments in securities, at value (identified cost $44,117,645)		$46,763,590
Cash		31,727
Income receivable		684,149
Receivable for investments sold		30,000
Receivable for shares sold		383,767
TOTAL ASSETS		47,893,233
Liabilities:
Payable for shares redeemed	$634,041
Income distribution payable	47,644
Payable for shareholder services fees (Note 5)	10,109
Accrued expenses	27,146
TOTAL LIABILITIES		718,940
Net assets for 4,349,550 shares outstanding		$47,174,293
Net Assets Consist of:
Paid-in capital		$45,562,462
Net unrealized appreciation of investments		2,645,945
Accumulated net realized loss on investments and futures contracts		(1,034,842)
Undistributed net investment income		728
TOTAL NET ASSETS		$47,174,293
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($47,174,293 ÷ 4,349,550 shares outstanding), no par value, unlimited shares authorized		$10.85
Offering price per share (100/95.50 of $10.85) [1]		$11.36
Redemption proceeds per share		$10.85

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2006

Investment Income:
Interest			$2,663,497
Expenses:
Investment adviser fee (Note 5)		$205,383
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		5,038
Transfer and dividend disbursing agent fees and expenses		40,206
Directors'/Trustees' fees		1,804
Auditing fees		22,142
Legal fees		9,256
Portfolio accounting fees		49,868
Distribution services fee (Note 5)		128,365
Shareholder services fee (Note 5)		114,090
Share registration costs		18,986
Printing and postage		12,757
Insurance premiums		7,491
Miscellaneous		1,186
TOTAL EXPENSES		766,572
Waivers and Reimbursements (Note 5):
Waiver of investment adviser fee	$(205,383)
Waiver of administrative personnel and services fee	(24,485)
Waiver of distribution services fee	(128,365)
Reimbursement of shareholder services fee	(29,388)
Reimbursement of other operating expenses	(981)
TOTAL WAIVERS AND REIMBURSEMENTS		(388,602)
Net expenses			377,970
Net investment income			2,285,527
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			335,564
Net realized gain on futures contracts			42,986
Net change in unrealized appreciation of investments			(1,622,854)
Net change in unrealized depreciation of futures contracts			19,767
Net realized and unrealized loss on investments and futures contracts			(1,224,537)
Change in net assets resulting from operations			$1,060,990

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,285,527	$2,523,573
Net realized gain (loss) on investments and futures contracts	378,550	(178,286)
Net change in unrealized appreciation/depreciation of investments and futures contracts	(1,603,087)	249,576
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,060,990	2,594,863
Distributions to Shareholders:
Distributions from net investment income	(2,287,662)	(2,522,842)
Share Transactions:
Proceeds from sale of shares	11,305,161	18,670,692
Net asset value of shares issued to shareholders in payment of distributions declared	1,696,439	1,690,216
Cost of shares redeemed	(26,600,211)	(14,722,227)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(13,598,611)	5,638,681
Change in net assets	(14,825,283)	5,710,702
Net Assets:
Beginning of period	61,999,576	56,288,874
End of period including undistributed (distributions in excess of) net investment income of $728 and $(9), respectively	$47,174,293	$61,999,576

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2006

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated North Carolina Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of North Carolina. Interest income from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations. The Fund offers one class of shares: Class A Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values fixed-income and short-term securities according to prices furnished by an independent pricing service, except that securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost, which approximates fair market value. Prices furnished by an independent pricing service for municipal bonds are intended to be indicative of the bid prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended August 31, 2006, the Fund had no realized gains (losses) on swap contracts.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

Swap contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Futures Contracts

The Fund periodically may sell bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2006, the Fund had net realized gains on future contracts of $42,986.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended August 31	2006	2005
Shares sold	1,041,103	1,687,921
Shares issued to shareholders in payment of distributions declared	156,545	152,923
Shares redeemed	(2,449,181)	(1,333,746)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,251,533)	507,098

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
$2,872	$(2,872)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2006 and 2005, was as follows:

	2006	2005
Tax-exempt income	$2,287,662	$2,522,842

As of August 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$48,372
Net unrealized appreciation	$2,647,743
Dividend payable	$(47,644)
Capital loss carryforward	$(1,036,641)

At August 31, 2006, the cost of investments for federal tax purposes was $44,115,847. The net unrealized appreciation of investments for federal tax purposes was $2,647,743. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,647,743.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At August 31, 2006, the Fund had a capital loss carryforward of $1,036,641 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 90,641
2012	$ 494,501
2013	$ 451,499

The Fund used capital loss carryforwards of $241,918 to offset taxable capital gains realized during the year ended August 31, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended August 31, 2006, the Adviser voluntarily waived $205,383 of its fee and voluntarily reimbursed $981 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2006, the net fee paid to FAS was 0.244% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2006, FSC voluntarily waived $128,365 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2006, FSC did not retain any fees paid by the Fund.

Sales Charges

For the year ended August 31, 2006, FSC retained $17,501 in sales charges from the sale of the Fund's Shares. FSC also retained $10,388 of contingent deferred sales charges relating to redemptions of the Fund's Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended August 31, 2006, FSSC received $4,959 of fees paid by the Fund.

Commencing on August 1, 2005 and ending May 3, 2006, FSSC reimbursed daily a portion of the shareholder services fee. This reimbursement resulted from an administrative delay in the implementation of contractual terms of shareholder services fee agreements. This reimbursement amounted to $29,388 for the period ended August 31, 2006.

Interfund Transactions

During the year ended August 31, 2006, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $20,100,000 and $20,100,000, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2006, were as follows:

Purchases	$6,363,832
Sales	$19,616,693

7. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2006, 43.9% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 14.7% of total investments.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 18, 2006, the Fund's Trustees upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended August 31, 2004 and August 31, 2005, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended August 31, 2004 and August 31, 2005: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending August 31, 2006. During the Fund's fiscal years ended August 31, 2004 and August 31, 2005 and the interim period commencing September 1, 2005 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

10. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2006, 100.0% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF THE FEDERATED NORTH CAROLINA MUNICIPAL INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Federated North Carolina Municipal Income Fund, a series of Federated Municipal Securities Income Trust, as of August 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2005 and the financial highlights for the periods presented prior to September 1, 2005, were audited by other auditors whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated North Carolina Municipal Income Fund as of August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
October 24, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e.,"Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised 7 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA Trustee Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company ; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co .

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mary Jo Ochson has been the Fund's Portfolio Manager since June 1999. Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is a Vice President of the Trust. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations : J. Scott Albrecht is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Senior Vice President of the Fund's Adviser since 2005. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED NORTH CAROLINA MUNICIPAL INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds ( e.g. , institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2005, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contracts, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Got to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated North Carolina Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923500

28993 (10/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Ohio Municipal Income Fund

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2006

Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2006 [1]	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.65	$11.51	$11.31	$11.47	$11.45
Income From Investment Operations:
Net investment income	0.48	0.49	0.51	0.52	0.53
Net realized and unrealized gain (loss) on investments, futures and swap contracts	(0.18)	0.15	0.20	(0.16)	0.02
TOTAL FROM INVESTMENT OPERATIONS	0.30	0.64	0.71	0.36	0.55
Less Distributions:
Distributions from net investment income	(0.48)	(0.50)	(0.51)	(0.52)	(0.53)
Net Asset Value, End of Period	$11.47	$11.65	$11.51	$11.31	$11.47
Total Return [2]	2.63%	5.66%	6.36%	3.17%	4.97%

Ratios to Average Net Assets:
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	4.11%	4.21%	4.44%	4.51%	4.75%
Expense waiver/reimbursement [3]	0.45%	0.49%	0.48%	0.45%	0.49%
Supplemental Data:
Net assets, end of period (000 omitted)	$118,063	$100,753	$94,744	$96,374	$89,772
Portfolio turnover	32%	16%	19%	12%	21%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG, LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2006 to August 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchases or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2006	Ending Account Value 8/31/2006	Expenses Paid During Period [1]
Actual	$1,000	$1,017.30	$4.58
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,020.67	$4.58

1 Expenses are equal to the Fund's annualized net expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 2.63% for the fund's Class F Shares. The total return of the Lehman Brothers Municipal Bond Index (Index), 1 the fund's benchmark index, was 3.03% during the 12-month reporting period. The fund's total return reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Index.

The fund's investment strategy focused on: (a) the effective duration 2 of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates); 3 (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit ratings of portfolio securities. These were the most significant factors affecting the fund's performance relative to the Index.

The following discussion will focus on the performance of the fund's Class F Shares. The 2.63% total return of the fund's Class F Shares consisted of 4.18% of tax-exempt dividends and (1.55)% depreciation in the net asset value of the shares. 4

1 The Index is a market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The Index is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The Index is unmanaged and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

4 Income may be subject to the federal alternative minimum tax.

MARKET OVERVIEW

The 12-month reporting period was characterized by the same factors as a year earlier: a flattening yield curve led by a steep rise in short-term interest rates, tightening credit spreads and a large supply of new tax-exempt bonds.

During the 12-month reporting period, interest rate volatility increased as the tax-exempt bond market appeared to focus on inflation and inflation expectations, and whether the Federal Reserve Board (the "Fed") would pause to continue its interest rate tightening cycle. The generally low interest rate environment appeared to result in investors pursuing lower-rated credits because of the additional yield they offer. As a result, certain revenue bond sectors, such as hospital bonds, industrial development bonds and resource recovery project bonds, outperformed the Index.

During the 12-month reporting period, the Fed continued tightening interest rates, raising the Federal Funds Target Rate nine times from 3.50% in August 2005 to 5.25% in August 2006. Consequently, interest rates throughout the short end of the yield curve rose as well. This resulted in a significant flattening of the tax-exempt municipal yield curve with short-term interest rates rising significantly and long-term interest rates staying nearly flat (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was less or flattened). According to Municipal Market Data (MMD), yields on "AAA"-rated general obligation, tax-exempt bonds rose by 69 basis points for 1-year maturity tax-exempt bonds, and tapered to a two basis point increase for 30-year maturity tax-exempt bonds. The net effect was that the yield spread between 1- and 30-year "AAA"-rated general obligation tax-exempt bonds fell from 141 basis points to 75 basis points. As a result of the way in which the tax-exempt municipal yield curve flattened only tax-exempt bonds with the longest maturities (15 years and longer) provided positive incremental return versus the Index.

During the 12-month reporting period, credit spreads, or the yield difference between "AAA"-rated tax-exempt bonds and bonds of lower credit quality and similar maturity, tightened significantly apparently as a result of both improving economic activity and the exhaustive demand for securities with higher yields. Credit spreads also became tighter to a greater extent for "BBB" rated (or comparable quality) debt than for other investment grade rated ("AAA," "AA," "A" or comparable quality) debt (meaning that the yield on the "BBB"-rated debt improved to a greater extent than for other investment grade rated debt). 5 High-yield, tax-exempt municipal debt (non-investment grade bonds not rated at least "BBB") provided strong total returns once again as investors were attracted to the significantly higher yield provided by these issues. According to Lehman Brothers, Inc., the credit spread between their high-yield, tax-exempt municipal bond index, the Lehman Brothers Non-Investment Grade Municipal Bond Index, 6 and the Index tightened from 222 basis points to 151 basis points.

The 12-month reporting period also saw a large (although declining) supply of new tax-exempt municipal bonds. During the calendar year 2005, issuance of new tax-exempt bonds was the highest on record, following record-issuance in two of the previous three years.

DURATION

As determined at the end of the 12-month reporting period, the fund's dollar-weighted average duration for the 12-month reporting period was 5.7 years. Duration management remained a significant component of the fund's investment strategy. The shorter a funds duration relative to an index, the less its net asset value will react as interest rates change. The fund attempted to maintain duration equal to the duration of the Index as interest rates were volatile during the 12-month reporting period. The fund used Treasury futures contracts to adjust portfolio duration. Their use during the reporting period provided positive results, which positively impacted the fund's performance.

5 Investment grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

6 The Lehman Brothers Non-Investment Grade Municipal Bond Index ("LBNIGMBI") is a broad market performance benchmark for the high-yield, tax-exempt bond market. To be included in the LBNIGMBI, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding par value of at least $3 million, and have a remaining maturity of at least one year. The LBNIGMBI is unmanaged, and it is not possible to invest directly in an index.

MATURITY

During the 12-month reporting period, the fund focused on purchasing bonds with maturities of 15 to 25 years to slightly extend the average maturity of the fund's portfolio. These maturities provided the most attractive opportunities for yield because of the yield curve's flattening, but still positively sloping shape. A yield curve is considered positively sloping when the yield progressively increases as you move into longer maturities. Bonds with longer maturities (15 years and longer) provided better returns as the yield curve flattened and the yields on longer maturities did not increase as much or actually declined compared to bonds with shorter final maturities over the period. Even though the fund increased its holdings of tax-exempt securities with maturities of 15 years and longer, the fund was still underweighted relative to the Index. This contributed to relative underperformance of the fund compared to the Index.

The average coupon (or interest payment) of the tax-exempt bonds held by the fund was greater than the average coupon of the bonds held by the Index, which reflected the fund's emphasis on tax-exempt income. For a bond with a larger coupon, more of the return was provided by income as opposed to price appreciation. As a result, in a rising interest rate environment, bonds with larger coupons were less sensitive to interest rate changes than bonds with lower coupons. The larger average coupon for the fund provided an income and, as a result, performance advantage relative to the Index over the 12-month reporting period.

SECTOR

During the 12-month reporting period, the fund allocated more of its portfolio to securities issued by hospitals and senior care providers. The fund also allocated less of the portfolio to general obligation bonds issued by cities, states, and school districts. These allocations helped the fund's performance due to the higher yields available in the overweighted sectors and the smaller increase in the price of general obligation bonds as compared to other sectors. The fund also allocated more of the fund's portfolio to pre-refunded, tax-exempt municipal bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account). The exposure to pre-refunded bonds had a negative impact on performance due to the smaller increase in price of pre-refunded bonds as compared to other sectors. The fund's holdings of General Motors Company and Ford Motor Company suffered credit deterioration over the period as both automobile makers appeared to suffer from intense foreign competition and large legacy costs which negatively impacted their profitability. These holdings had a negative impact on fund performance over the 12-month reporting period.

CREDIT QUALITY

With the continued decrease in credit spreads (the yield difference between the "AAA"-rated, tax-exempt municipal bonds and bonds of lower credit quality and similar maturity) and the tightening of credit spreads to a greater extent for "A"- and "BBB"-rated (or comparable quality) debt, the fund's overweight relative to the Index in "A"- and "BBB"-rated debt during the 12-month reporting period benefited the fund's performance. The yield on "A"- and "BBB"-rated debt improved to a greater extent than for other investment grade securities apparently as a result of both improving economic activity and the demand for securities with higher yields. Yield spreads between "AAA"-rated and "BBB"-rated tax-exempt municipal debt declined by ten basis points for bonds with 25 years to maturity. However, the fund's small allocation to high-yield, tax-exempt municipal debt (tax-exempt municipal bonds not rated at least "BBB") impacted performance negatively, as this sector of the market continued to perform well over the 12-month reporting period as the demand for high-yield, tax-exempt municipal debt increased.

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Ohio Municipal Income Fund (Class F Shares) (the "Fund") from August 31, 1996 to August 31, 2006, compared to the Lehman Brothers Municipal Bond Index (LBMB), 2 and the Lipper Ohio Municipal Debt Funds Average (LOMDFA). 3

Average Annual Total Return [4] for the Period Ended 8/31/2006
1 Year	0.61%
5 Years	4.33%
10 Years	5.05%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and 1.00% contingent deferred sales charge, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LOMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. Indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or an average.

2 The LBMB is a market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The LBMB is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LOMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At August 31, 2006, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
Insured	47.2%
Education	13.7%
Refunded	6.7%
General Obligation--Local	4.9%
Senior Care	4.8%
Hospital	4.5%
Transportation	3.6%
Electric & Gas	3.1%
Industrial Development Bond/Pollution Control Revenue	2.9%
Special Tax	2.1%
Water & Sewer	1.8%
Resource Recovery	1.3%
Single Family Housing	1.2%
General Obligation--State	0.2%
Other [2]	0.9%
Other Assets and Liabilities--Net [3]	1.1%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Prerefunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications which constitute less than 0.2% of the Fund's total net assets have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2006

Principal Amount			Value
		MUNICIPAL BONDS--98.1%
		Ohio--94.4%
$1,000,000		Akron, Bath & Copley, OH Joint Township, Hospital District Revenue Bonds (Series 2004A), 5.125% (Summa Health System)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.38%), 11/15/2024	$1,043,810
1,750,000		Akron, Bath & Copley, OH Joint Township, Hospital Facilities Revenue Bonds (Series 2004A), 5.25% (Summa Health System)/(Radian Asset Assurance INS)/ (Original Issue Yield: 5.47%), 11/15/2031	1,837,867
1,000,000		Akron, OH, LT GO Bonds, 5.80% (Original Issue Yield: 5.95%), 11/1/2020	1,092,450
300,000		Alliance, OH City School District, UT GO Bonds, 5.50% (AMBAC INS)/(Original Issue Yield: 5.85%), 12/1/2022	327,825
395,000		Alliance, OH Waterworks, Revenue Refunding Bonds, 5.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.20%), 11/15/2020	408,272
1,000,000		Bay Village, OH City School District, School Improvement UT GO Bonds, 5.125% (Original Issue Yield: 5.16%), 12/1/2021	1,049,170
100,000		Canfield, OH, UT GO Bonds, 7.75% (Original Issue Yield: 7.80%), 12/1/2006	100,978
250,000		Clearview, OH Local School District, UT GO Bonds, 6.00% (Original Issue Yield: 6.17%), 12/1/2024	273,738
250,000		Cleveland, OH, LT GO Bonds, 5.20% (AMBAC INS)/(Original Issue Yield: 5.30%), 9/1/2006	250,000
530,000		Cleveland-Cuyahoga County, OH Port Authority, Bond Fund Program Development Revenue Bonds (Series 2004E), 5.60% (Port of Cleveland Bond Fund), 5/15/2025	547,903
415,000		Cleveland-Cuyahoga County, OH Port Authority, Development Revenue Bonds (Series 2001B), 6.50% (Port of Cleveland Bond Fund), 11/15/2021	446,133
500,000		Cleveland-Cuyahoga County, OH Port Authority, Development Revenue Bonds (Series 2002C), 5.95% (Port of Cleveland Bond Fund), 5/15/2022	529,205
500,000		Cleveland-Cuyahoga County, OH Port Authority, Development Revenue Bonds (Series 2005B), 5.125% (Port of Cleveland Bond Fund), 5/15/2025	508,220
500,000		Cleveland-Cuyahoga County, OH Port Authority, Senior Housing Revenue Bonds (Series 2006A), 6.25% (St. Clarence-GEAC LLC), 5/1/2038	507,695
1,000,000		Cleveland-Cuyahoga County, OH Port Authority, Special Assessment Tax-Increment Revenue Bonds, 7.00% (University Heights, OH Public Parking Garage)/(Original Issue Yield: 7.20%), 12/1/2018	1,071,160
1,000,000		Columbus, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.25% (FSA INS), 12/1/2024	1,086,310
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Ohio--continued
$1,610,000		Columbus, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.00% (FGIC INS), 12/1/2024	$1,692,915
1,000,000		Delaware County, OH, Capital Facilities LT GO Bonds, 6.25%, 12/1/2020	1,110,970
1,000,000		Erie County, OH, Hospital Facilities Revenue Bonds (Series 2002A), 5.50% (Firelands Regional Medical Center)/(Original Issue Yield: 5.66%), 8/15/2022	1,057,910
1,000,000		Erie County, OH, Revenue Bonds (Series 2006A), 5.00% (Firelands Regional Medical Center), 8/15/2036	1,029,220
1,500,000		Fairfield, OH Hospital Facilities, Revenue Bonds, 5.00% (Radian Asset Assurance INS)/ (Original Issue Yield: 5.05%), 6/15/2028	1,538,520
1,500,000		Fairview Park, OH, Various Purpose Refunding & Improvement LT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 12/1/2030	1,580,520
500,000		Franklin County, OH Health Care Facilities, Improvement Revenue Bonds (Series 2005A), 5.125% (Ohio Presbyterian Retirement Services)/(Original Issue Yield: 5.25%), 7/1/2035	510,290
1,500,000		Franklin County, OH Health Care Facilities, Revenue Refunding Bonds, 5.50% (Ohio Presbyterian Retirement Services)/(Original Issue Yield: 5.69%), 7/1/2021	1,535,580
1,610,000		Franklin County, OH Hospital Facility Authority, Hospital Improvement Revenue Bonds (Series 2005C), 5.00% (Children's Hospital)/(FGIC INS), 5/1/2035	1,678,892
750,000		Franklin County, OH, Revenue Refunding Bonds, 5.75% (Capitol South Community Urban Redevelopment Corp.), 6/1/2011	767,730
1,000,000		Gallipolis, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 12/1/2030	1,056,020
250,000		Greene County, OH Sewer Systems, Revenue Bonds, 5.25% (United States Treasury PRF 12/1/2008 @102)/(Original Issue Yield: 5.42%), 12/1/2025	263,718
1,000,000		Greene County, OH, University Housing Revenue Bonds (Series 2002A), 5.50% (Marauder Development LLC at Central State University)/(American Capital Access INS)/(Original Issue Yield: 5.65%), 9/1/2027	1,049,080
1,000,000		Greene County, OH, University Housing Revenue Bonds (Series 2002A), 5.375% (Marauder Development LLC at Central State University)/(American Capital Access INS)/(Original Issue Yield: 5.55%), 9/1/2022	1,046,550
1,530,000		Hamilton County, OH Hospital Facilities Authority, Revenue Bonds (Series 2004J), 5.25% (Cincinnati Children's Hospital Medical Center)/(FGIC INS), 5/15/2023	1,638,890
2,400,000		Hamilton County, OH Sewer System, Improvement Revenue Bonds (Series 2000A), 5.75% (Metropolitan Sewer District of Greater Cincinnati)/(United States Treasury PRF 6/1/2010 @ 101)/(Original Issue Yield: 5.78%), 12/1/2025	2,599,728
1,000,000		Hamilton County, OH, Economic Development Revenue Bonds (Series 2006A), 5.00% (King Highland Community Urban Redevelopment Corp.)/(MBIA Insurance Corp. INS), 6/1/2033	1,051,950
2,000,000		Hamilton County, OH, Subordinated Sales Tax Revenue Bonds (Series B), 5.25% (AMBAC INS)/(Original Issue Yield: 5.62%), 12/1/2032	2,097,500
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Ohio--continued
$1,310,000		Hamilton, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.00% (FSA INS), 12/1/2029	$1,385,535
2,000,000		Hamilton, OH City School District, School Improvement UT GO Bonds (Series 1999A), 5.50% (Original Issue Yield: 5.75%), 12/1/2024	2,133,900
1,000,000		Heath, OH City School District, School Improvement UT GO Bonds, (Series A), 5.50% (FGIC INS)/(Original Issue Yield: 5.635%), 12/1/2027	1,073,500
2,000,000		Hilliard, OH School District, UT GO Bonds (Series 2006A), 5.00% (MBIA Insurance Corp. INS), 12/1/2027	2,125,180
1,010,000		Kent State University, OH, General Receipts Revenue Bonds, 6.00% (AMBAC INS)/(Original Issue Yield: 6.09%), 5/1/2024	1,095,315
1,500,000		Lake, OH Local School District, Stark County, UT GO Bonds, 5.75% (FGIC INS)/ (Original Issue Yield: 5.90%), 12/1/2021	1,624,905
2,000,000		Licking Heights, OH Local School District, School Facilities Construction & Improvement UT GO Bonds (Series 2000A), 5.50% (United States Treasury PRF 12/1/2010 @100)/(Original Issue Yield: 5.58%), 12/1/2024	2,147,000
10,000		Lima, OH, Hospital Revenue Refunding Bonds, 7.50% (St. Rita Hospital of Lima, OH)/(United States Treasury COL), 11/1/2006	10,064
2,070,000		Little Miami, OH Local School District, LT GO School Improvement Bonds (Series 2006), 5.25% (FSA INS), 12/1/2030	2,247,585
1,500,000		Lorain County, OH, Health Care Facilities Revenue Refunding Bonds (Series 1998A), 5.25% (Kendal at Oberlin)/(Original Issue Yield: 5.53%), 2/1/2021	1,507,695
1,000,000		Lorain County, OH, Hospital Revenue Refunding & Improvement Bonds, 5.25% (Catholic Healthcare Partners)/(Original Issue Yield: 5.52%), 10/1/2033	1,044,920
1,500,000		Lucas County, OH, Health Care Facilities Refunding & Improvement Revenue Bonds (Series 2000A), 6.625% (Sunset Retirement Community, Inc.)/(Original Issue Yield: 6.75%), 8/15/2030	1,606,320
355,000		Mansfield City School District, OH, UT GO Bonds, 5.75% (United States Treasury PRF 6/1/2010 @100)/(Original Issue Yield: 5.75%), 12/1/2021	381,437
1,000,000		Medina County, OH Library District, UT GO Bonds, 5.25% (FGIC INS), 12/1/2023	1,077,930
1,000,000		Miami County, OH, Hospital Facilities Revenue & Refunding Bonds (Series 2006), 5.25% (Upper Valley Medical Center, OH), 5/15/2021	1,058,380
400,000		Montgomery County, OH Health Care Facilities, Revenue Refunding Bonds, 5.50% (Franciscan Health Care)/(United States Treasury PRF 1/1/2010 @100)/ (Original Issue Yield: 5.551%), 7/1/2018	418,268
1,000,000		Montgomery County, OH, MFH Revenue Bonds (Series 2005), 4.95% (Chevy Chase Apartments)/(FHLMC GTD), 11/1/2035	1,010,950
1,415,000		Oak Hills, OH Local School District, UT GO Bonds, 5.00% (FSA INS), 12/1/2025	1,498,711
1,035,000		Ohio HFA, Residential Mortgage Revenue Bonds (Series 2002 A-1), 5.30% (GNMA Collateralized Home Mortgage Program GTD), 9/1/2022	1,040,517
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Ohio--continued
$2,500,000		Ohio State Air Quality Development Authority, PCR Refunding Bonds (Series 2002A), 6.00% (Cleveland Electric Illuminating Co.), 12/1/2013	$2,575,750
2,000,000		Ohio State Higher Educational Facilities Commission, Higher Education Facility Revenue Bonds (Series 2006), 5.00% (Kenyon College, OH), 7/1/2041	2,060,500
1,000,000		Ohio State Higher Educational Facilities Commission, Higher Educational Facility Revenue Bonds, 5.125% (Oberlin College), 10/1/2024	1,054,380
1,000,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds (Series 2002B), 5.50% (Case Western Reserve University, OH), 10/1/2022	1,082,500
1,510,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds (Series 2006), 5.00% (University of Dayton)/(AMBAC INS), 12/1/2030	1,595,496
1,000,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds (Series 2006A), 4.60% (Franciscan University of Steubenville)/(Radian Asset Assurance INS), 5/1/2031	995,560
2,000,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.00% (College of Wooster), 9/1/2020	2,108,160
1,500,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.00% (John Carroll University, OH), 4/1/2032	1,569,105
1,000,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.00% (Otterbein College)/(CDC IXIS Financial Guaranty N.A. INS), 12/1/2035	1,048,220
1,000,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.00% (University of Dayton)/(AMBAC INS), 12/1/2027	1,048,120
500,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.50% (Baldwin-Wallace College), 12/1/2021	529,355
1,070,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.50% (Baldwin-Wallace College)/(Original Issue Yield: 5.53%), 12/1/2023	1,129,963
610,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.50% (Baldwin-Wallace College)/(Original Issue Yield: 5.61%), 12/1/2024	643,776
2,000,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.85% (John Carroll University, OH)/(Original Issue Yield: 6.05%), 4/1/2020	2,146,980
750,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.00% (Mount Union College), 10/1/2031	772,125
300,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.15% (Denison University)/(United States Treasury PRF 11/1/2006 @101)/(Original Issue Yield: 5.20%), 11/1/2008	303,768
100,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.75% (John Carroll University, OH), 4/1/2019	103,221
2,000,000		Ohio State University, General Receipts Revenue Bonds (Series 2003B), 5.25%, 6/1/2023	2,148,940
2,000,000		Ohio State Water Development Authority, PCR Bonds, 5.10%, 12/1/2022	2,149,080
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Ohio--continued
$5,000		Ohio State Water Development Authority, Pure Water Revenue Refunding Bonds, 5.50% (AMBAC INS)/(Original Issue Yield: 6.30%), 12/1/2018	$5,007
250,000		Ohio State, UT GO Bonds (Series B), 5.25% (United States Treasury PRF 2/1/2008 @ 101) /(Original Issue Yield: 4.94%), 2/1/2012	258,263
250,000		Ohio State, UT GO Bonds (Series C), 5.00%, 5/1/2007	252,438
250,000		Ohio State, UT GO Bonds, 5.00% (United States Treasury PRF 8/1/2007@101)/ (Original Issue Yield: 5.00%), 8/1/2008	255,745
1,000,000		Ohio Waste Development Authority Solid Waste, Revenue Bonds (Series 2002), 4.85% TOBs (Waste Management, Inc.), Mandatory Tender 11/1/2007	1,007,080
2,000,000		Olentangy, OH Local School District, UT GO Bonds, 5.00% (FSA INS), 12/1/2030	2,112,040
1,835,000		Otsego, OH Local School District, Construction & Improvement UT GO Bonds, 5.00% (FSA INS)/(Original Issue Yield: 5.15%), 12/1/2028	1,929,814
1,000,000		Parma, OH, Hospital Improvement and Refunding Revenue Bonds, 5.375% (Parma Community General Hospital Association)/(United States Treasury PRF 11/1/2008 @101)/(Original Issue Yield: 5.45%), 11/1/2029	1,045,670
500,000		Port Authority for Columbiana County, OH, Solid Waste Facility Revenue Bonds (Series 2004A), 7.25% (Apex Environmental LLC)/(Original Issue Yield: 7.30%), 8/1/2034	508,575
1,000,000		Portage County, OH Board of County Hospital Trustees, Hospital Revenue Bonds (Series 1999), 5.75% (Robinson Memorial Hospital)/(AMBAC INS)/ (Original Issue Yield: 5.90%), 11/15/2019	1,066,850
1,000,000		Ravenna, OH City School District, UT GO Bonds (Series 2006), 5.00% (FSA INS), 1/15/2031	1,054,130
1,500,000		Rickenbacker, OH Port Authority, Capital Funding Revenue Bonds (Series 2002A), 5.375% (OASBO Expanded Asset Pooled Financing Program)/ (Original Issue Yield: 5.60%), 1/1/2032	1,644,210
2,000,000		Springboro, OH Community School District, School Improvement UT GO Bonds, 5.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.03%), 12/1/2032	2,091,320
1,000,000		Steubenville, OH, Hospital Facilities Revenue Refunding & Improvement Bonds, 6.375% (Trinity Health System Obligated Group)/(Original Issue Yield: 6.55%), 10/1/2020	1,079,620
500,000		Toledo-Lucas County, OH Port Authority, Revenue Bonds (Series 2004C), 6.375% (Northwest Ohio Bond Fund), 11/15/2032	543,995
860,000		Toledo-Lucas County, OH Port Authority, Revenue Bonds (Series 2005C), 5.125% (Northwest Ohio Bond Fund), 11/15/2025	874,138
1,500,000		Toledo-Lucas County, OH Port Authority, Revenue Bonds, 6.45% (CSX Corp.), 12/15/2021	1,807,695
1,375,000		Toledo-Lucas County, OH Port Authority, Special Assessment Revenue Bonds, 5.25% (Crocker Park Public Improvement Project)/(Original Issue Yield: 5.37%), 12/1/2023	1,432,145
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Ohio--continued
$2,000,000		Tuscarawas County, OH, Hospital Facilities Revenue Bonds, 5.75% (Union Hospital)/(Radian Asset Assurance INS), 10/1/2026	$2,161,460
100,000		University of Cincinnati, OH, General Receipts Revenue Bond (Series AO), 5.75% (United States Treasury PRF 12/1/2009 @101)/(Original Issue Yield: 5.90%), 6/1/2019	107,455
1,025,000		University of Cincinnati, OH, General Receipts Revenue Bonds (Series 2004D), 5.00% (AMBAC INS), 6/1/2026	1,075,932
1,000,000		Warrensville Heights, OH School District, UT GO Bonds, 5.75% (FGIC INS)/ (Original Issue Yield: 5.83%), 12/1/2024	1,083,990
1,695,000		Washington Court House, OH, School Improvement UT GO Bonds, 5.00% (FGIC INS), 12/1/2029	1,788,632
1,995,000		Waynesville, OH Health Care Facilities, Revenue Bonds (Series 2001A), 5.70% (Quaker Heights Project)/(GNMA Collateralized Home Mortgage Program GTD), 2/20/2043	2,126,171
150,000		Westerville, OH City School District, UT GO Bonds, 5.65% (United States Treasury PRF 12/1/2006 @102)/(Original Issue Yield: 5.85%), 12/1/2022	153,752
		TOTAL	111,405,957
		Puerto Rico--3.4%
1,000,000		Puerto Rico Government Development Bank (GDB), Senior Notes (Series 2006B), 5.00%, 12/1/2017	1,065,330
1,000,000	[1,2]	Puerto Rico Highway and Transportation Authority, Residual Interest Tax-Exempt Securities (Series PA 331B), 7.183% (AMBAC INS), 1/1/2011	1,238,440
990,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Cogeneration Facility Revenue Bonds (Series 2000A), 6.625% (AES Puerto Rico Project)/(Original Issue Yield: 6.65%), 6/1/2026	1,078,120
470,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds (Series 2006), 5.00% (Ana G. Mendez University System), 3/1/2026	485,068
200,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds (Series 2006), 5.00% (Ana G. Mendez University System), 3/1/2036	204,710
		TOTAL	4,071,668
		Virgin Islands--0.3%
305,000		Virgin Islands HFA, SFM Revenue Refunding Bonds (Series A), 6.50% (GNMA COL)/(Original Issue Yield: 6.522%), 3/1/2025	306,842
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $110,237,734)	115,784,467
Principal Amount			Value
		SHORT-TERM MUNICIPAL--0.8% [3]
		Puerto Rico--0.8%
$1,000,000		Puerto Rico Government Development Bank (GDB) Weekly VRDNs (MBIA Insurance Corp. INS)/(Credit Suisse, Zurich LIQ), 3.290%, 9/6/2006. (AT AMORTIZED COST)	$1,000,000
		TOTAL MUNICIPAL INVESTMENTS--98.9% (IDENTIFIED COST $111,237,734) [4]	116,784,467
		OTHER ASSETS AND LIABILITIES - NET--1.1%	1,278,854
		TOTAL NET ASSETS--100%	$118,063,321

Securities that are subject to the federal alternative minimum tax (AMT) represent 5.8% of the Fund's portfolio as calculated based upon total market value. (Percentage is unaudited.)

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At August 31, 2006, this restricted security amounted to $1,238,440, which represented 1.0% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At August 31, 2006, this liquid restricted security amounted to $1,238,440, which represented 1.0% of total net assets.

3 Current rate and next reset date shown for Variable Rate Demand Notes.

4 The cost of investments for federal tax purposes amounts to $111,236,295.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2006.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
FGIC	--Financial Guaranty Insurance Company
FHLMC	--Federal Home Loan Mortgage Corporation
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HFA	--Housing Finance Authority
INS	--Insured
LIQ	--Liquidity Agreement
LT	--Limited Tax
MFH	--Multifamily Housing
PCR	--Pollution Control Revenue
PRF	--Prerefunded
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2006

Assets:
Total investments in securities, at value (identified cost $111,237,734)		$116,784,467
Cash		8,595
Income receivable		1,519,452
Receivable for investments sold		55,000
Receivable for shares sold		65,293
TOTAL ASSETS		118,432,807
Liabilities:
Payable for shares redeemed	$89,048
Income distribution payable	205,028
Payable for transfer and dividend disbursing agent fees and expenses	9,984
Payable for portfolio accounting fee	11,750
Payable for distribution services fee (Note 5)	14,957
Payable for shareholder services fee (Note 5)	25,347
Accrued expenses	13,372
TOTAL LIABILITIES		369,486
Net assets for 10,289,460 shares outstanding		$118,063,321
Net Assets Consist of:
Paid-in capital		$114,807,324
Net unrealized appreciation of investments		5,546,733
Accumulated net realized loss on investments and futures contracts		(2,162,972)
Distributions in excess of net investment income		(127,764)
TOTAL NET ASSETS		$118,063,321
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($118,063,321 ÷ 10,289,460 shares outstanding), no par value, unlimited shares authorized		$11.47
Offering price per share (100/99.00 of $11.47) [1]		$11.59
Redemption proceeds per share (99.00/100 of $11.47) [1]		$11.36

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2006

Investment Income:
Interest			$5,527,272
Expenses:
Investment adviser fee (Note 5)		$440,795
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		7,080
Transfer and dividend disbursing agent fees and expenses		56,085
Directors'/Trustees' fees		1,815
Auditing fees		22,141
Legal fees		7,608
Portfolio accounting fees		57,823
Distribution services fee (Note 5)		440,795
Shareholder services fee (Note 5)		269,298
Share registration costs		20,996
Printing and postage		15,165
Insurance premiums		7,706
Miscellaneous		1,390
TOTAL EXPENSES		1,498,697
Waivers (Note 5):
Waiver of investment adviser fee	$(202,173)
Waiver of administrative personnel and services fee	(23,897)
Waiver of distribution services fee	(275,497)
TOTAL WAIVERS		(501,567)
Net expenses			997,130
Net investment income			4,530,142
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments			(239,193)
Net realized gain on futures contracts			248,210
Net change in unrealized appreciation of investments			(1,623,717)
Net change in unrealized depreciation of futures contracts			79,070
Net realized and unrealized loss on investments and futures contracts			(1,535,630)
Change in net assets resulting from operations			$2,994,512

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,530,142	$4,108,637
Net realized gain on investments and futures contracts	9,017	77,716
Net change in unrealized appreciation/depreciation of investments and futures contracts	(1,544,647)	1,201,264
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,994,512	5,387,617
Distributions to Shareholders:
Distributions from net investment income	(4,565,880)	(4,202,323)
Share Transactions:
Proceeds from sale of shares	14,836,628	14,611,961
Proceeds from shares issued in connection with the tax-free transfer of assets from Sky Trust Tax Exempt Ohio Fund	19,681,635	--
Net asset value of shares issued to shareholders in payment of distributions declared	2,343,923	2,229,294
Cost of shares redeemed	(17,980,554)	(12,017,885)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	18,881,632	4,823,370
Change in net assets	17,310,264	6,008,664
Net Assets:
Beginning of period	100,753,057	94,744,393
End of period (including distributions in excess of net investment income of $(127,764) and $(94,749), respectively)	$118,063,321	$100,753,057

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2006

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of the Federated Ohio Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the state of Ohio and Ohio municipalities. Interest income from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations. The Fund offers one class of Shares: Class F Shares.

On February 24, 2006, the Fund received assets from Sky Trust Tax Exempt Ohio Fund as the result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Sky Trust Tax Exempt Ohio Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Prior to Combination	Net Assets of Sky Trust Tax Exempt Ohio Fund Prior to Combination	Net Assets of the Fund Immediately After Combination
1,711,447	$19,681,635	$190,227	$103,335,293	$19,681,635	$123,016,928

1 Unrealized appreciation is included in the Sky Trust Tax Exempt Ohio Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost, which approximates fair market value. Prices furnished by an independent pricing service for municipal bonds are intended to be indicative of the bid prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Investment Income, Expenses, and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended August 31, 2006, the Fund had no realized gain/loss on swap contracts.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations. At August 31, 2006, the Fund had no open swap contracts.

Futures Contracts

The Fund periodically may sell bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2006, the Fund had realized gains on futures contracts of $248,210.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Fund's Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended August 31	2006	2005
Shares sold	1,296,150	1,258,396
Shares issued in connection with the tax-free transfer of assets from Sky Trust Tax Exempt Ohio Fund	1,711,447	--
Shares issued to shareholders in payment of distributions declared	205,289	192,142
Shares redeemed	(1,574,047)	(1,034,512)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,638,839	416,026

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$2,723	$(2,723)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2006 and 2005, was as follows:

	2006	2005
Tax-exempt income	$4,565,880	$4,202,323

As of August 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$272,436
Net unrealized appreciation	$5,548,172
Dividend payable	$(400,200)
Post October loss deferral	$(205,964)
Capital loss carryforward	$(1,958,448)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At August 31, 2006, the cost of investments for federal tax purposes was $111,236,295. The net unrealized appreciation of investments for federal tax purposes was $5,548,172. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,550,779 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,607.

At August 31, 2006, the Fund had a capital loss carryforward of $1,958,448, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 405,145
2009	$598,494
2010	$ 69,375
2011	$ 87,412
2012	$176,880
2013	$621,142

The Fund used capital loss carryforwards of $290,000 to offset taxable capital gains realized during the year ended August 31, 2006.

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2006, for federal income tax purposes, post-October losses of $205,964 were deferred to September 1, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2006, the Adviser voluntarily waived $202,173 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2006, the net fee paid to FAS was 0.114% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of 0.40% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2006, FSC voluntarily waived $275,497 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2006, FSC retained $165,298 of fees paid by the Fund.

Sales Charges

For the year ended August 31, 2006, FSC retained $16,677 of contingent deferred sales charges relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (FSSC), for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended August 31, 2006, FSSC received $2,057 of fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2006, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $41,625,000 and $42,225,000, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended August 31, 2006, were as follows:

Purchases	$36,004,215
Sales	$34,938,082

7. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2006, 47.2% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 10.0% of total investments.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED)

On August 18, 2006, the Fund's Trustees upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended August 31, 2004 and August 31, 2005, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended August 31, 2004 and August 31, 2005: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending August 31, 2006. During the Fund's fiscal years ended August 31, 2004 and August 31, 2005 and the interim period commencing September 1, 2005 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

10. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2006, 100.0% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED OHIO MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Federated Ohio Municipal Income Fund, a series of Federated Municipal Securities Income Trust, as of August 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2005 and the financial highlights for the periods presented prior to September 1, 2005, were audited by other auditors whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Ohio Municipal Income Fund as of August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
October 24, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mary Jo Ochson was named Chief Investment Officer of tax-exempt fixed income products in 2004 and is a Vice President of the Trust. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations : J. Scott Albrecht has been the Fund's portfolio manager since March 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Senior Vice President of the Fund's Adviser since 2005. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED OHIO MUNICIPAL INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated Funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2005, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated Funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated Funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated Funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contracts, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Got to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Ohio Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923609

28994 (10/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Pennsylvania Municipal Income Fund

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2006

Class A Shares
Class B Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF
ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2006 [1]	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.81	$11.71	$11.51	$11.70	$11.52
Income From Investment Operations:
Net investment income	0.52	0.54	0.54	0.54	0.56
Net realized and unrealized gain (loss) on investments, futures contracts, and swap contracts	(0.17)	0.10	0.19	(0.19)	0.18
TOTAL FROM INVESTMENT OPERATIONS	0.35	0.64	0.73	0.35	0.74
Less Distributions:
Distributions from net investment income	(0.53)	(0.54)	(0.53)	(0.54)	(0.56)
Net Asset Value, End of Period	$11.63	$11.81	$11.71	$11.51	$11.70
Total Return [2]	3.03%	5.58%	6.46%	3.04%	6.70%

Ratios to Average Net Assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	4.49%	4.55%	4.63%	4.58%	4.92%
Expense waiver/reimbursement [3]	0.09%	0.11%	0.10%	0.09%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$263,534	$209,005	$200,023	$210,429	$205,870
Portfolio turnover	17%	12%	9%	17%	18%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG, LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2006 [1]	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.81	$11.71	$11.51	$11.70	$11.53
Income From Investment Operations:
Net investment income	0.43	0.45	0.45	0.45	0.47
Net realized and unrealized gain (loss) on investments, futures contracts, and swap contracts	(0.18)	0.10	0.19	(0.19)	0.18
TOTAL FROM INVESTMENT OPERATIONS	0.25	0.55	0.64	0.26	0.65
Less Distributions:
Distributions from net investment income	(0.43)	(0.45)	(0.44)	(0.45)	(0.48)
Net Asset Value, End of Period	$11.63	$11.81	$11.71	$11.51	$11.70
Total Return [2]	2.23%	4.77%	5.65%	2.26%	5.79%

Ratios to Average Net Assets:
Net expenses	1.52%	1.52%	1.52%	1.52%	1.52%
Net investment income	3.73%	3.78%	3.85%	3.81%	4.15%
Expense waiver/reimbursement [3]	0.09%	0.09%	0.08%	0.07%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$47,213	$59,770	$65,748	$70,339	$61,535
Portfolio turnover	17%	12%	9%	17%	18%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG, LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2006 to August 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2006	Ending Account Value 8/31/2006	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,020.20	$3.82
Class B Shares	$1,000	$1,016.20	$7.72
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.42	$3.82
Class B Shares	$1,000	$1,017.54	$7.73

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	0.75%
Class B Shares	1.52%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 3.03% for the fund's Class A Shares and 2.23% for the fund's Class B Shares. The total return of the Lehman Brothers Municipal Bond Index (LBMB), 1 the fund's benchmark index, was 3.03% during the 12-month reporting period. The fund's total return reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the LBMB.

The fund's investment strategy focused on: (a) the effective duration 2 of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates); 3 (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit ratings of portfolio securities. These were the most significant factors affecting the fund's performance relative to the LBMB.

The following discussion will focus on the performance of the fund's Class A Shares. The 3.03% total return of the fund's Class A Shares for the reporting period consisted of 4.55% of tax-exempt dividends and (1.52)% depreciation in the net asset value of the shares. 4

1 The LBMB is a market value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The index is unmanaged and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

4 Income may be subject to the federal alternative minimum tax.

MARKET OVERVIEW

The 12-month reporting period was characterized by the same factors as a year earlier: a flattening yield curve led by a steep rise in short term interest rates; tightening credit spreads; and a large supply of new tax-exempt bonds.

During the 12-month reporting period, interest rate volatility increased as the tax-exempt bond market appeared to focus on inflation and inflation expectations, and whether the Federal Reserve Board (the "Fed") would pause to continue its interest rate tightening cycle. The generally low interest rate environment appeared to result in investors pursuing lower-rated credits because of the additional yield they offer. As a result, certain revenue bond sectors, such as hospital bonds, industrial development bonds and resource recovery project bonds, outperformed the LBMB.

The Fed continued tightening interest rates during the 12-month reporting period, raising the Federal Funds Target Rate nine times from 3.50% in August 2005 to 5.25% in August 2006. Consequently, interest rates throughout the short end of the yield curve rose as well. This resulted in a significant flattening of the tax-exempt municipal yield curve with short-term interest rates rising significantly and long-term interest rates actually declining slightly (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was less or flattened). According to Municipal Market Data (MMD), yields on "AAA"-rated general obligation tax-exempt bonds rose by 69 basis points for one year-maturity tax-exempt bonds, and tapered to a two basis point increase for 30-year maturity tax-exempt bonds. The net effect was that the yield spread between 1- and 30-year "AAA"-rated general obligation tax-exempt bonds fell from 141 basis points to 75 basis points. As a result of the way in which the tax-exempt municipal yield curve flattened only tax-exempt bonds with the longest maturities (15 years and longer) provided positive incremental return versus the LBMB.

During the 12-month reporting period, credit spreads, or the yield difference between "AAA"-rated tax-exempt bonds and bonds of lower credit quality and similar maturity, tightened significantly apparently as a result of both improving economic activity and the exhaustive demand for securities with higher yields. Credit spreads also became tighter to a greater extent for "BBB"-rated (or comparable quality) debt than for other investment-grade rated ("AAA," "AA," "A" or comparable quality) debt (meaning that the yield on the "BBB"-rated debt improved to a greater extent than for other investment-grade rated debt). 5 High-yield tax-exempt municipal debt (non-investment-grade bonds not rated at least "BBB") provided strong total returns once again as investors were attracted to the significantly higher yield provided by these issues. According to Lehman Brothers, Inc., the credit spread between their high yield tax-exempt municipal bond index, the Lehman Brothers Non-investment-grade Municipal Bond Index, 6 and the LBMB tightened from 222 basis points to 151 basis points.

The 12-month reporting period also saw a large (although declining) supply of new tax-exempt bonds. During calendar year 2005, issuance of new tax-exempt bonds was the highest on record, following record-issuance in two of the previous three years.

Duration

As determined at the end of the 12-month reporting period, the fund's dollar-weighted average duration for the 12-month reporting period was 4.6 years. Duration management remained a significant component of the fund's investment strategy. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. The fund attempted to maintain duration equal to the duration of the LBMB as interest rates were volatile during the 12-month reporting period. The fund used Treasury futures contracts to adjust portfolio duration. Their use during the reporting period provided positive results, which positively impacted the fund's performance.

5 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

6 The Lehman Brothers Non-Investment Grade Municipal Bond Index (LBNIGMBI) is a broad market performance benchmark for the high yield tax-exempt bond market. To be included in the LBNIGMBI, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding par value of at least $3 million, and have a remaining maturity of at least one year. The LBNIGMBI is unmanaged, and it is not possible to invest directly in an index.

Maturity

During the 12-month reporting period, the fund focused on purchasing bonds with maturities of 15 to 25 years to slightly extend the average maturity of the fund's portfolio. These maturities provided the most attractive opportunities for yield because of the yield curve's flattening, but still positively sloping shape. A yield curve is considered positively sloping when the yield progressively increases as you move into longer maturities. Bonds with longer maturities (15 years and longer) provided better returns as the yield curve flattened and the yields on longer maturities did not increase as much or actually declined compared to bonds with shorter final maturities over the period. Even though the fund increased its holdings of tax-exempt securities with maturities of 15 years and longer, the fund was still underweighted relative to the LBMB. This contributed to relative underperformance of the fund compared to the LBMB.

The average coupon (or interest payment) of the bonds held by the fund was greater than the average coupon of the bonds held by the LBMB, which reflected the fund's emphasis on tax-exempt income. For a bond with a larger coupon, more of the return was provided by income as opposed to price appreciation. As a result, in a rising interest rate environment, bonds with larger coupons were less sensitive to interest rate changes than bonds with lower coupons. The larger average coupon for the fund provided an income and, as a result, performance advantage relative to the LBMB over the 12-month reporting period.

Sector

During the 12-month reporting period, the fund allocated more of its portfolio to securities issued by hospitals and senior care providers. The fund also allocated less of the portfolio to general obligation bonds issued by cities, states, and school districts. These allocations helped the fund's performance due to the higher yields available in the over-weighted sectors and the smaller increase in the price of general obligation bonds as compared to other sectors. The fund also allocated more of the fund's portfolio to pre-refunded tax-exempt municipal bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. treasury securities held in an escrow account). The exposure to pre-refunded bonds had a negative impact on performance due to the smaller increase in price of pre-refunded bonds as compared to other sectors.

Credit Quality

With the continued decrease in credit spreads (the yield difference between the "AAA"-rated tax-exempt municipal bonds and bonds of lower credit quality and similar maturity) and the tightening of credit spreads to a greater extent for "A"- and "BBB"-rated (or comparable quality) debt, the fund's overweight relative to the LBMB in "A"- and "BBB"-rated debt during the 12-month reporting period benefited the fund's performance. The yield on "A"- and "BBB"-rated debt improved to a greater extent than for other investment-grade securities as a result of both improving economic activity and the demand for securities with higher yields. Yield spreads between "AAA"-rated and "BBB"-rated tax-exempt municipal debt declined by 10 basis points for bonds with 25 years to maturity. However, the fund's small allocation to high-yield tax-exempt municipal debt (tax-exempt municipal bonds not rated at least "BBB") impacted performance negatively, as this sector of the market continued to perform well over the 12-month reporting period as the demand for high-yield, tax-exempt municipal debt actually increased.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Pennsylvania Municipal Income Fund (Class A Shares) (the "Fund") from August 31, 1996 to August 31, 2006, compared to the Lehman Brothers Municipal Bond Index (LBMB), 2 and the Lipper Pennsylvania Municipal Debt Funds Average (LPMDFA). 3

Average Annual Total Return [4] for the Period Ended 8/31/2006
1 Year	(1.64)%
5 Years	3.99%
10 Years	4.86%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LPMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. Indexes are unmanaged and unlike the Fund, are unaffected by cash flows. It is not possible to invest directly in an index or an average.

2 The LBMB is a market value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LPMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Pennsylvania Municipal Income Fund (Class B Shares) (the "Fund") from March 4, 1997 (start of performance) to August 31, 2006, compared to the Lehman Brothers Municipal Bond Index (LBMB), 2 and the Lipper Pennsylvania Municipal Debt Funds Average (LPMDFA). 3

Average Annual Total Return [4] for the Period Ended 8/31/2006
1 Year	(3.19)%
5 Years	3.78%
Start of Performance (3/4/1997)	4.50%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% of any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LPMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. Indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or an average.

2 The LBMB is a market value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LPMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At August 31, 2006, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
Insured	47.6%
Refunded	12.7%
Hospital	11.1%
Education	7.6%
Senior Care	5.7%
Industrial Development Bond/Pollution Control Revenue	3.7%
Single Family Housing	3.3%
Resource Recovery	2.3%
General Obligation--Local	1.5%
Multi Family Housing	0.8%
Transportation	0.7%
General Obligation--State	0.5%
Special Tax	0.5%
Other [2]	0.9%
Other Assets and Liabilities--Net [3]	1.1%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Prerefunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications which constitute less than 0.2% of the Fund's total net assets have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2006

Principal Amount			Value
		MUNICIPAL BONDS--98.6%
		Pennsylvania--98.2%
$1,500,000		Allegheny County Redevelopment Authority, Tax Increment Bonds (Series 2000A), 6.30% (Waterfront Project), 12/15/2018	$1,622,010
4,250,000		Allegheny County, PA Airport Authority, Airport Revenue Refunding Bonds (Series 1999), 6.125% (Pittsburgh International Airport)/(FGIC INS), 1/1/2017	4,551,197
2,500,000		Allegheny County, PA HDA, Health System Revenue Bonds (Series 2000B), 9.25% (West Penn Allegheny Health System)/(Original Issue Yield: 9.70%), 11/15/2030	2,960,825
2,000,000		Allegheny County, PA HDA, Refunding Revenue Bonds (Series 1998A), 5.125% (South Hills Health System)/(Original Issue Yield: 5.34%), 5/1/2023	2,005,080
100,000		Allegheny County, PA HDA, Revenue Bonds (Series B), 4.90% (UPMC Health System)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 4.95%), 7/1/2008	102,282
2,000,000		Allegheny County, PA HDA, Revenue Bonds, 5.50% (Catholic Health East)/ (Original Issue Yield: 5.60%), 11/15/2032	2,103,780
1,500,000		Allegheny County, PA HDA, Revenue Bonds, 5.375% (Ohio Valley General Hospital, PA)/(Original Issue Yield: 5.50%), 1/1/2018	1,535,910
4,000,000		Allegheny County, PA HDA, Revenue Bonds, (Series 1997A), 5.60% (UPMC Health System)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 5.85%), 4/1/2017	4,117,120
1,000,000		Allegheny County, PA Higher Education Building Authority, Revenue Bonds (Series 2002A), 5.95% (Chatham College)/(Original Issue Yield: 5.97%), 3/1/2032	1,050,580
1,000,000		Allegheny County, PA Higher Education Building Authority, Revenue Bonds (Series 2002B), 5.25% (Chatham College)/(Original Issue Yield: 5.35%), 11/15/2016	1,010,440
2,200,000		Allegheny County, PA Higher Education Building Authority, University Revenue Bonds (Series 2006A), 4.75% (Robert Morris University), 2/15/2026	2,187,526
370,000	[1,2]	Allegheny County, PA IDA, Cargo Facilities Lease Revenue Bonds (Series 1999), 6.00% (AFCO Cargo PIT LLC Project), 9/1/2009	369,500
1,000,000	[1,2]	Allegheny County, PA IDA, Cargo Facilities Lease Revenue Bonds (Series 1999), 6.625% (AFCO Cargo PIT LLC Project)/(Original Issue Yield: 6.75%), 9/1/2024	1,007,110
3,185,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.50% (Marathon Oil Corp.), 12/1/2029	3,285,136
1,250,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.60% (Marathon Oil Corp.), 9/1/2030	1,294,500
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,385,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.50% (United States Steel Corp.), 11/1/2016	$1,450,136
1,500,000		Allegheny County, PA IDA, Health Care Facilities Revenue Refunding Bonds (Series 1998), 5.75% (Presbyterian SeniorCare-Westminister Place Project), 1/1/2023	1,500,465
900,000		Allegheny County, PA IDA, Lease Revenue Bonds (Series 2001), 6.60% (Residential Resources Inc. Project)/(United States Treasury PRF 9/1/2011@100)/(Original Issue Yield: 6.75%), 9/1/2031	1,004,661
1,000,000		Allegheny County, PA IDA, Lease Revenue Bonds (Series 2006), 5.125% (Residential Resources Inc. Project), 9/1/2031	1,012,330
435,000		Allegheny County, PA IDA, Revenue Bonds (Series B), 5.00% (MBIA Insurance Corp. INS), 11/1/2011	461,709
3,000,000		Allegheny County, PA Port Authority, Special Revenue Transportation Bonds (Series 1999), 6.00% (United States Treasury PRF 3/1/2009@101)/(Original Issue Yield: 6.05%), 3/1/2019	3,198,120
485,000		Allegheny County, PA Residential Finance Agency, SFM Revenue Bonds (Series 2001KK-1), 5.375% (GNMA Collateralized Home Mortgage Program GTD), 5/1/2022	499,831
400,000		Allegheny County, PA Residential Finance Agency, SFM Revenue Bonds (Series FF-1), 5.90% (GNMA Collateralized Home Mortgage Program COL), 5/1/2020	416,412
100,000		Allegheny County, PA, UT GO Bonds (Series C-48), 4.90% (MBIA Insurance Corp. INS 10/1/2009@100)/(United States Treasury PRF 10/1/2009@100)/ (Original Issue Yield: 5.03%), 10/1/2016	103,789
265,000		Allentown, PA Parking Authority Revenue, Revenue Bonds, 4.00% (FSA INS), 11/15/2012	269,847
200,000		Altoona, PA City Authority, Revenue Refunding Bonds, 4.85% (FGIC INS)/ (Original Issue Yield: 4.95%), 11/1/2009	202,684
500,000		Berks County, PA Vocational Technical School Authority, Revenue Bond (Series 2005), 5.00% (Berks Career & Technology Center)/(MBIA Insurance Corp. INS), 6/1/2014	540,375
2,000,000		Bethlehem, PA Area Vocational-Technical School Authority, GTD Lease Revenue Bonds (Series 1999), 5.50% (Bethlehem Area Vocational-Technical School)/(United States Treasury PRF 9/1/2009@100)/(Original Issue Yield: 5.55%), 9/1/2020	2,107,900
515,000		Bloomsburg, PA Area School District, UT GO Bonds (Series B), 5.375% (United States Treasury PRF 9/1/2011@100), 9/1/2014	555,757
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$3,000,000		Bradford County, PA IDA, Solid Waste Disposal Refunding Revenue Bonds (Series 2005A), 4.70% (International Paper Co.), 3/1/2019	$2,983,200
1,000,000		Bucks County, PA Community College Authority, College Building Revenue Bonds (Series 1996), 5.50% (Original Issue Yield: 5.70%), 6/15/2017	1,013,340
1,300,000		Bucks County, PA IDA, Retirement Community Revenue Bonds (Series 2005A), 6.25% (Ann's Choice, Inc.), 1/1/2035	1,382,862
750,000		Bucks County, PA IDA, Revenue Bonds (Series 2002A), 6.00% (Pennswood Village)/(Original Issue Yield: 6.12%), 10/1/2027	801,765
500,000		Bucks County, PA IDA, Revenue Bonds (Series 2002A), 6.00% (Pennswood Village)/(Original Issue Yield: 6.16%), 10/1/2034	532,415
1,000,000		Bucks County, PA IDA, Solid Waste Revenue Bonds, 4.90% TOBs (Waste Management, Inc.), Mandatory Tender 2/1/2008	1,007,670
500,000		Bucks County, PA Water & Sewer Authority, Revenue Bonds, 5.25% (Neshaminy Interceptor Sewer System)/(FSA INS), 6/1/2013	545,980
500,000		Bucks County, PA Water & Sewer Authority, Revenue Bonds, 5.25% (Neshaminy Interceptor Sewer System)/(United States Treasury PRF 6/1/2009@100)/(Original Issue Yield: 5.30%), 6/1/2011	521,655
1,370,000		Carbon County, PA IDA, Refunding Revenue Bonds, 6.65% (Panther Creek Partners Project), 5/1/2010	1,445,597
1,100,000		Chester County, PA HEFA, Mortgage Refunding Revenue Bonds, 5.50% (Tel Hai Obligated Group Project)/(Original Issue Yield: 5.60%), 6/1/2025	1,100,583
2,000,000		Chester County, PA HEFA, Revenue Bonds (Series 2006), 5.00% (Devereux Foundation), 11/1/2031	2,059,340
310,000		Chester County, PA, UT GO Bonds, 4.30% (Original Issue Yield: 4.453%), 11/15/2014	317,610
315,000		Chester County, PA, UT GO Bonds, 4.30% (United States Treasury PRF 11/15/2011@100)/(Original Issue Yield: 4.453%), 11/15/2014	324,236
1,500,000		Clarion County, PA Hospital Authority, Revenue Refunding Bonds, (Series 1997), 5.75% (Clarion County Hospital)/(Original Issue Yield: 5.95%), 7/1/2017	1,528,470
1,575,000		Commonwealth of Pennsylvania, UT GO Bonds, 6.00% (Original Issue Yield: 6.15%), 7/1/2007	1,606,185
375,000		Commonwealth of Pennsylvania, UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 1/1/2007	376,793
200,000		Commonwealth of Pennsylvania, UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 6/1/2011	208,440
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$350,000		Commonwealth of Pennsylvania, UT GO Bonds, 5.00% (United States Treasury PRF 3/1/2008@101), 3/1/2009	$360,633
100,000		Commonwealth of Pennsylvania, UT GO Bonds, 5.50% (FSA INS), 5/1/2011	108,103
300,000		Commonwealth of Pennsylvania, UT GO Refunding Bonds, 5.125% (AMBAC INS)/(Original Issue Yield: 5.25%), 9/15/2009	306,780
330,000		Conneaut, PA School District, UT GO Refunding Bonds, 4.90% (FSA INS)/ (Original Issue Yield: 5.00%), 5/1/2009	340,629
1,000,000		Crawford County, PA Hospital Authority, Senior Living Facilities Revenue Bonds (Series 1999), 6.125% (Wesbury United Methodist Community Obligated Group)/(Original Issue Yield: 6.32%), 8/15/2019	1,029,620
1,250,000		Cumberland County, PA Municipal Authority, College Revenue Bonds (Series A), 5.50% (Dickinson College)/(United States Treasury PRF 11/1/2010@100)/(Original Issue Yield: 5.70%), 11/1/2025	1,340,412
1,000,000		Cumberland County, PA Municipal Authority, Retirement Community Revenue Bonds (Series 2002A), 7.125% (Wesley Affiliated Services, Inc. Obligated Group)/(Original Issue Yield: 7.40%), 1/1/2025	1,094,250
500,000		Dauphin County, PA, UT GO Bonds, 4.45% (United States Treasury PRF 11/15/2010@100)/(Original Issue Yield: 4.50%), 11/15/2013	516,130
2,800,000		Delaware County, PA Authority, College Revenue Bonds (Series 1999), 5.75% (Cabrini College)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.95%), 7/1/2019	2,924,880
2,650,000		Delaware County, PA Authority, College Revenue Refunding Bonds (Series 1998A), 5.375% (Neumann College)/(Original Issue Yield: 5.48%), 10/1/2018	2,689,723
2,875,000		Delaware County, PA Authority, Revenue Bonds, 5.00% (Elwyn, Inc.)/ (Radian Asset Assurance INS), 6/1/2022	3,001,097
235,000		Delaware County, PA Authority, University Revenue Refunding Bonds, 5.00% (Villanova University)/(FGIC INS), 8/1/2012	251,196
750,000		Delaware County, PA, UT GO Bonds, 5.125%, 10/1/2010	783,405
250,000		Delaware County, PA, UT GO Bonds, 5.30% (United States Treasury INS 10/1/2006@100)/(Original Issue Yield: 5.40%), 10/1/2007	250,355
1,000,000		Delaware River Joint Toll Bridge Commission, Pennsylvania-New Jersey Bridge System Revenue Bonds (Series 2003), 5.25%, 7/1/2020	1,089,000
1,500,000		Delaware River Port Authority Revenue, Revenue Bonds (Series 1999), 6.00% (FSA INS), 1/1/2019	1,605,705
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$400,000		Delaware River Port Authority Revenue, Revenue Bonds (Series B), 5.25% (AMBAC INS), 1/1/2008	$408,812
2,000,000		Delaware River Port Authority Revenue, Revenue Bonds, 6.00% (FSA INS), 1/1/2018	2,140,940
10,000,000		Delaware Valley, PA Regional Finance Authority, Local Government Revenue Bonds (Series 1997B), 5.60% (AMBAC INS), 7/1/2017	11,245,000
1,000,000	[1,2]	Delaware Valley, PA Regional Finance Authority, RITES (PA-1029), 7.25397%, 7/1/2017	1,274,940
500,000		Ephrata, PA Area School District, UT GO Bonds, 5.00% (FGIC INS), 4/15/2015	543,740
100,000		Ephrata, PA Area School District, UT GO Bonds, 5.75% (United States Treasury PRF 10/15/2006@100)/(Original Issue Yield: 5.922%), 10/15/2016	100,263
4,100,000		Erie County, PA Hospital Authority, Health Facilities Revenue Bonds (Series 1999), 5.90% (St. Mary's Home of Erie)/(United States Treasury PRF 8/15/2009@100)/(Original Issue Yield: 6.05%), 8/15/2019	4,361,498
1,500,000		Erie County, PA Hospital Authority, Revenue Bonds (Series 2006), 5.00% (Hamot Health Foundation)/(CDC IXIS Financial Guaranty N.A. INS), 11/1/2035	1,572,570
570,000		Erie, PA Higher Education Building Authority, College Revenue Refunding Bonds (Series 2004B), 5.00% (Mercyhurst College)/(Original Issue Yield: 5.11%), 3/15/2023	577,490
225,000		Erie, PA Water Authority, Revenue Bonds (Series B), 5.50% (MBIA Insurance Corp. INS), 12/1/2012	247,824
1,000,000		Garnet Valley, PA School District, UT GO, 4.40% (FGIC INS), 4/1/2011	1,033,280
100,000		Gateway, PA School District, UT GO Bonds, 4.80% (FGIC INS)/(Original Issue Yield: 4.90%), 7/15/2007	101,102
100,000		Gateway, PA School District, UT GO Bonds, 5.00% (FGIC INS), 7/15/2008	101,179
535,000		Harrisburg, PA School Authority, UT GO Refunding Bonds (Series A), 5.00% (FGIC INS), 4/1/2008	547,075
2,000,000		Indiana County, PA IDA, Refunding Revenue Bonds, 5.00% (Indiana University of PA)/(AMBAC INS), 11/1/2029	2,098,260
800,000		Jeannette Health Services Authority, PA, Hospital Revenue Bonds (Series A of 1996), 6.00% (Jeannette District Memorial Hospital)/(Original Issue Yield: 6.15%), 11/1/2018	800,400
500,000		Keystone Oaks, PA School District, UT GO Refunding Bonds, 5.25% (FGIC INS), 9/1/2008	516,495
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,000,000		Lancaster County, PA Hospital Authority, Health Center Revenue Bonds (Series 2001), 5.875% (Willow Valley Retirement Communities)/(Original Issue Yield: 5.95%), 6/1/2031	$1,055,450
1,000,000		Lancaster County, PA Hospital Authority, Revenue Bonds, 5.50% (Lancaster General Hospital)/(Original Issue Yield: 5.63%), 3/15/2026	1,065,320
2,000,000		Lancaster County, PA, UT GO Bonds, (Series A), 5.80% (United States Treasury PRF 5/1/2010@100)/(Original Issue Yield: 5.84%), 5/1/2015	2,149,560
1,000,000		Lancaster, PA Higher Education Authority, College Revenue Bonds, 5.00% (Franklin & Marshall College), 4/15/2019	1,067,390
1,000,000		Lancaster, PA Higher Education Authority, College Revenue Bonds, 5.00% (Franklin & Marshall College), 4/15/2027	1,047,410
250,000		Lancaster, PA IDA, Revenue Bonds (Series 2000A), 7.60% (Garden Spot Villiage Project)/(United States Treasury PRF 5/1/2010@101)/(Original Issue Yield: 7.70%), 5/1/2022	285,285
1,000,000		Lawrence County, PA IDA, Senior Health and Housing Facilities Revenue Bonds, 7.50% (Shenango Presbyterian SeniorCare Obligated Group)/(Original Issue Yield: 7.75%), 11/15/2031	1,076,370
1,000,000		Lebanon County, PA Health Facilities Authority, Hospital Revenue Bonds, 5.80% (Good Samaritan Hospital)/(Original Issue Yield: 5.92%), 11/15/2022	1,070,040
2,000,000		Lehigh County, PA General Purpose Authority, Hospital Revenue Bonds, 5.25% (St. Lukes Hospital of Bethlehem)/(Original Issue Yield: 5.42%), 8/15/2023	2,086,260
1,000,000		Lehigh-Northampton Airport Authority, Revenue Bonds, 6.00% (Lehigh Valley Airport System)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 6.02%), 5/15/2025	1,068,890
1,000,000		Lower Merion Township, PA School District, UT GO Bonds, 4.65% (United States Treasury PRF 5/15/2008@100)/(Original Issue Yield: 4.75%), 5/15/2010	1,017,750
375,000		Lower Merion Township, PA School District, UT GO Bonds, 4.75% (United States Treasury PRF 5/15/2008@100)/(Original Issue Yield: 4.85%), 5/15/2011	382,271
250,000		Lower Merion Township, PA School District, UT GO Bonds, 5.00% (United States Treasury COL), 5/15/2007	252,542
250,000		Lower Merion Township, PA School District, UT GO Bonds, 5.00% (United States Treasury COL), 5/15/2008	255,872
1,000,000		Luzerne County, PA, UT GO Bonds, 5.625% (FGIC INS)/(Original Issue Yield: 5.78%), 12/15/2021	1,026,010
700,000		Lycoming County PA Authority, Hospital Lease Revenue Bonds (Series B), 6.50% (Divine Providence Hospital, PA)/(Original Issue Yield: 6.70%), 7/1/2022	702,338
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,000,000		Lycoming County PA Authority, Hospital Revenue Bonds, 5.50% (Divine Providence Hospital, PA)/(AMBAC INS)/(Original Issue Yield: 5.90%), 11/15/2022	$1,019,190
1,000,000		McKean County, PA Hospital Authority, Hospital Revenue Bonds, 5.25% (Bradford Regional Medical Center)/(American Capital Access INS), 10/1/2030	1,037,990
365,000		McKeesport, PA Area School District, UT GO Bonds (Series B), 5.40% (United States Treasury COL)/(Original Issue Yield: 5.50%), 10/1/2006	365,547
1,000,000		Monroe County, PA Hospital Authority, Hospital Revenue Bonds (Series 2002A), 5.50% (Pocono Medical Center)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.60%), 1/1/2022	1,059,520
2,360,000		Monroe County, PA Hospital Authority, Hospital Revenue Bonds, 5.125% (Pocono Medical Center)/(United States Treasury PRF 7/1/2008@100)/ (Original Issue Yield: 5.40%), 7/1/2015	2,423,602
1,000,000		Monroe County, PA Hospital Authority, Revenue Bonds, 6.00% (Pocono Medical Center)/(Original Issue Yield: 6.17%), 1/1/2043	1,067,320
1,500,000		Montgomery County, PA Higher Education & Health Authority Hospital, Revenue Bonds (Series 2006), 5.00% (Arcadia University)/(Radian Asset Assurance INS), 4/1/2036	1,553,085
2,000,000		Montgomery County, PA Higher Education & Health Authority Hospital, Revenue Bonds (Series 2006FF1), 5.00% (Dickinson College)/(CDC IXIS Financial GTD N.A. INS), 5/1/2031	2,098,360
1,250,000		Montgomery County, PA Higher Education & Health Authority Hospital, Revenue Bonds, 7.25% (Philadelphia Geriatric Center)/(United States Treasury PRF 12/1/2009@102)/(Original Issue Yield: 7.472%), 12/1/2024	1,395,350
1,000,000		Montgomery County, PA IDA, Fixed Rate Mortgage Revenue Bonds (Series 2005), 6.25% (Whitemarsh Continuing Care Retirement Community)/ (Original Issue Yield: 6.375%), 2/1/2035	1,060,990
2,250,000		Montgomery County, PA IDA, Retirement Community Revenue Bonds (Series 1996B), 5.75% (Adult Communities Total Services, Inc.)/(Original Issue Yield: 5.98%), 11/15/2017	2,303,910
1,000,000		Montgomery County, PA IDA, Retirement Community Revenue Refunding Bonds (Series 1996A), 5.875% (Adult Communities Total Services, Inc.)/ (Original Issue Yield: 6.125%), 11/15/2022	1,022,600
1,000,000		Montgomery County, PA IDA, Revenue Bonds (Series 2006A), 5.00% (Foulkeways at Gwynedd), 12/1/2030	1,012,240
1,000,000		Mount Lebanon, PA Hospital Authority, Revenue Bonds (Series 2002A), 5.625% (St. Clair Memorial Hospital)/(Original Issue Yield: 5.75%), 7/1/2032	1,058,140
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$500,000		Mt. Pleasant Borough, PA Business District Authority, Hospital Revenue Bonds (Series 1997), 5.75% (Frick Hospital)/(United States Treasury PRF 12/1/2007@102)/(Original Issue Yield: 5.85%), 12/1/2017	$521,885
2,300,000		Mt. Pleasant Borough, PA Business District Authority, Hospital Revenue Bonds (Series 1997), 5.75% (Frick Hospital)/(United States Treasury PRF 12/1/2007@102)/(Original Issue Yield: 5.90%), 12/1/2027	2,400,671
500,000		North Allegheny, PA School District, UT GO Bonds (Series C), 5.00% (FGIC INS), 11/1/2013	540,140
1,000,000		North Hills, PA School District, GO Bonds, (Series 2000), 5.50% (FGIC INS)/(Original Issue Yield: 5.576%), 7/15/2024	1,069,550
380,000		North Penn, PA School District, Refunding Revenue Bonds, 6.20% (Escrowed In Treasuries COL), 3/1/2007	381,813
150,000		North Penn, PA School District, UT GO Bonds, 4.50% (FSA INS)/(Original Issue Yield: 4.60%), 9/1/2010	153,966
110,000		Northampton County, PA, UT GO Bonds, 4.00% (AMBAC INS), 8/15/2013	111,972
1,000,000		Northumberland County PA IDA, Facilities Revenue Bonds (Series 2002B), 5.50% (NHS Youth Service, Inc.)/(American Capital Access INS)/(Original Issue Yield: 5.80%), 2/15/2033	1,050,280
3,000,000		Norwin, PA School District, UT GO Bonds, 6.00% (FGIC INS)/(Original Issue Yield: 6.12%), 4/1/2024	3,237,840
300,000		Parkland, PA School District, UT GO Bonds, 5.25% (FGIC INS), 9/1/2010	318,483
1,000,000		Pennsylvania Convention Center Authority, Revenue Bonds, 6.70% (Escrowed In Treasuries COL)/(Original Issue Yield: 6.843%), 9/1/2016	1,171,830
1,000,000		Pennsylvania EDFA, Exempt Facilities Revenue Bonds (Series 1997B), 6.125% (National Gypsum Co.), 11/1/2027	1,046,540
2,500,000		Pennsylvania EDFA, Resource Recovery Revenue Bonds (Series A), 6.40% (Northampton Generating), 1/1/2009	2,499,850
2,000,000		Pennsylvania EDFA, Revenue Bonds (Series 1998A), 5.25% (Northwestern Human Services, Inc.)/(Original Issue Yield: 5.668%), 6/1/2028	1,910,000
1,000,000		Pennsylvania EDFA, Revenue Bonds (Series 2000), 5.90% (Dr. Gertrude A. Barber Center, Inc.)/(Radian Asset Assurance INS), 12/1/2030	1,071,900
1,000,000		Pennsylvania EDFA, Solid Waste Disposal Revenue Bonds (Series 2004A), 4.70% TOBs (Waste Management, Inc.), Mandatory Tender 11/1/2014	1,009,870
1,000,000		Pennsylvania EDFA, Solid Waste Disposal Revenue Bonds, Project A, 5.10% (Waste Management, Inc.), 10/1/2027	1,020,340
1,000,000		Pennsylvania HFA, SFM Revenue Bonds (Series 2001-72A), 5.25%, 4/1/2021	1,024,650
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$440,000		Pennsylvania HFA, SFM Revenue Bonds, (Series 62A), 5.50%, 10/1/2022	$451,757
2,000,000		Pennsylvania HFA, SFM Revenue Bonds (Series 2006-92A), 4.75%, 4/1/2031	1,994,160
3,000,000		Pennsylvania HFA, SFM Revenue Bonds (Series 2006-95A), 4.90%, 10/1/2037	3,005,970
450,000		Pennsylvania Intergovernmental Coop Authority, Special Tax Revenue Bonds, 5.25% (FGIC INS), 6/15/2010	469,755
2,590,000		Pennsylvania State Higher Education Assistance Agency, Capital Acquisition Revenue Bonds, 6.125% (MBIA Insurance Corp. INS), 12/15/2019	2,845,115
2,000,000		Pennsylvania State Higher Education Facilities Authority, College and University Revenue Bonds, 5.625% (University of the Arts)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.78%), 3/15/2025	2,096,120
1,500,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2001A), 6.00% (UPMC Health System)/(Original Issue Yield: 6.10%), 1/15/2022	1,633,665
1,330,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2003A), 5.25% (Clarion University Foundation, Inc.)/(XL Capital Assurance Inc. INS), 7/1/2018	1,429,710
1,490,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2003AA1), 5.25% (Dickinson College)/(Radian Asset Assurance INS), 11/1/2018	1,587,014
1,350,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2004A), 5.25% (Philadelphia University)/(Original Issue Yield: 5.32%), 6/1/2032	1,378,310
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2006-FF2), 5.00% (Elizabethtown College)/(Radian Asset Assurance INS), 12/15/2027	1,039,970
1,160,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series AA2), 5.25% (Lycoming College)/(Radian Asset Assurance INS), 11/1/2024	1,224,345
1,250,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series EE-1), 5.00% (York College of Pennsylvania)/(XL Capital Assurance Inc. INS), 11/1/2033	1,306,963
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.00% (Philadelphia University)/(Original Issue Yield: 5.22%), 6/1/2035	1,012,240
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.00% (Ursinus College)/(Radian Asset Assurance INS), 1/1/2036	1,034,620
750,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.00% (Widener University), 7/15/2039	761,610
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.25% (Widener University)/(Original Issue Yield: 5.42%), 7/15/2024	$1,044,460
3,150,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 4.65% (Philadelphia College of Osteopathic Medicine)/(Original Issue Yield: 4.77%), 12/1/2028	3,182,886
450,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.25% (Lycoming College)/(Radian Asset Assurance INS), 11/1/2027	476,294
1,250,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.25% (Ursinus College)/(Radian Asset Assurance INS), 1/1/2027	1,312,800
2,495,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 6.25% (Philadelphia University)/(Radian Asset Assurance INS), 6/1/2024	2,685,992
1,500,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, (Series A), 6.00% (UPMC Health System)/(Original Issue Yield: 6.16%), 1/15/2031	1,633,665
1,500,000		Pennsylvania State Higher Education Facilities Authority, Student Housing Revenue Bonds (Series 2003A), 5.00% (California University of Pennsylvania)/ (American Capital Access INS)/(Original Issue Yield: 5.08%), 7/1/2023	1,544,970
2,000,000		Pennsylvania State Higher Education Facilities Authority, Student Housing Revenue Bonds, 5.125% (Indiana University of PA)/(XL Capital Assurance Inc. INS), 7/1/2039	2,120,020
1,500,000		Pennsylvania State Higher Education Facilities Authority, University Revenue Bonds (Series 1997), 5.45% (University of the Arts)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.58%), 3/15/2017	1,515,315
1,500,000		Pennsylvania State IDA, EDRBs (Series 2002), 5.50% (AMBAC INS), 7/1/2020	1,642,605
500,000		Pennsylvania State Turnpike Commission, Revenue Bonds (Series A), 5.00% (MBIA Insurance Corp. INS), 12/1/2011	533,015
1,000,000		Pennsylvania State Turnpike Commission, Revenue Refunding Bonds (Series S), 5.00% (FGIC INS), 6/1/2011	1,061,110
7,740,000		Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds (Series 2006A), 5.00% (AMBAC INS), 12/1/2026	8,230,716
1,500,000		Pennsylvania State University, Revenue Bonds, 5.00%, 9/1/2029	1,579,965
750,000		Pennsylvania State University, Revenue Refunding Bonds, 5.00%, 3/1/2012	799,928
1,600,000		Philadelphia Authority for Industrial Development, Senior Living Revenue Bonds (Series 2005A), 5.625% (PresbyHomes Germantown/ Morrisville), 7/1/2035	1,619,136
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$2,120,000		Philadelphia, PA Authority for Industrial Development, Lease Revenue Bonds (Series 2001B), 5.50% (FSA INS), 10/1/2021	$2,288,328
3,000,000		Philadelphia, PA Authority for IDRBs (Series 2001B), 5.25% (Philadelphia Corp. for Aging Project)/(AMBAC INS)/(Original Issue Yield: 5.43%), 7/1/2023	3,168,960
870,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority, Hospital Revenue Bonds (Series 1997), 5.75% (Jeanes Hospital, PA)/(Escrowed In Treasuries COL)/(Original Issue Yield: 5.80%), 7/1/2008	903,008
1,040,000		Philadelphia, PA Redevelopment Authority, MFH Refunding Revenue Bonds (Series 1998), 5.45% (Woodstock Mutual Homes, Inc.)/(FHA INS)/(Original Issue Yield: 5.468%), 2/1/2023	1,056,838
1,250,000		Philadelphia, PA Redevelopment Authority, Revenue Bonds (Series 2003A), 5.50% (Beech Student Housing Complex)/(American Capital Access INS), 7/1/2019	1,329,125
1,000,000		Philadelphia, PA Redevelopment Authority, Revenue Bonds (Series 2003A), 5.625% (Beech Student Housing Complex)/(American Capital Access INS), 7/1/2023	1,078,300
1,000,000		Philadelphia, PA School District, UT GO Bonds (Series 2002B), 5.625% (United States Treasury PRF 8/1/2012@100), 8/1/2022	1,104,040
520,000		Philadelphia, PA School District, UT GO Bonds (Series A), 5.50% (United States Treasury PRF 2/1/2012@100), 2/1/2019	566,878
225,000		Philadelphia, PA School District, UT GO Bonds (Series D), 5.00% (FSA INS), 6/1/2013	241,110
4,100,000		Philadelphia, PA Water & Wastewater System, Revenue Bonds (Series 2001A), 5.00% (FGIC INS)/(Original Issue Yield: 5.10%), 11/1/2031	4,238,088
9,500,000		Philadelphia, PA, Airport Revenue Bonds (Series 1997B), 5.50% (Philadelphia Airport System)/(AMBAC INS)/(Original Issue Yield: 5.65%), 6/15/2017	9,790,890
50,000		Pittsburgh, PA Auditorium Authority, Regional Asset District Sales Tax Revenue Bonds (Series 1999), 5.00% (AMBAC INS), 2/1/2010	52,263
2,880,000		Pittsburgh, PA Public Parking Authority, Parking Revenue Bonds (Series 2000), 6.00% (AMBAC INS)/(Original Issue Yield: 6.02%), 12/1/2020	3,119,530
500,000		Pittsburgh, PA School District, UT GO Bonds, 4.00% (FGIC INS), 9/1/2012	507,385
765,000		Pittsburgh, PA Urban Redevelopment Authority, Mortgage Revenue Bonds (Series 1997A), 6.15%, 10/1/2016	766,010
355,000		Pittsburgh, PA Urban Redevelopment Authority, Mortgage Revenue Bonds (Series 1997C), 5.35%, 10/1/2009	365,987
1,075,000		Pittsburgh, PA Urban Redevelopment Authority, Mortgage Revenue Bonds (Series 1997C), 5.90%, 10/1/2022	1,105,734
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,000,000		Pittsburgh, PA Urban Redevelopment Authority, Revenue Bonds (Series 2006C), 4.80%, 4/1/2028	$1,004,350
1,885,000		Pittsburgh, PA Water & Sewer Authority, Water & Sewer System Revenue Bonds, 5.00% (MBIA Insurance Corp. INS), 9/1/2024	1,992,709
2,855,000		Pittsburgh, PA, LT GO Bonds (Series 1999A), 5.75% (FGIC INS)/(Original Issue Yield: 5.852%), 9/1/2019	3,024,159
5,000,000	[1,2]	Pittsburgh, PA, RITES (Series PA 961), 6.66192% (AMBAC INS), 9/1/2015	5,866,600
1,500,000		Pittsburgh, PA, UT GO Bonds (Series 1999A), 5.75% (FGIC INS)/(Original Issue Yield: 5.94%), 9/1/2024	1,588,875
500,000		Pocono Mountain, PA School District, UT GO Bonds, 4.50% (FSA INS), 10/1/2009	513,745
2,950,000		Pottsville, PA Hospital Authority, Hospital Revenue Bonds, 5.625% (Pottsville Hospital and Warne Clinic)/(Original Issue Yield: 5.75%), 7/1/2024	2,952,036
530,000		Radnor Township, PA School District, UT GO Bonds, 4.80% (United States Treasury COL), 11/15/2009	549,552
2,165,000		Radnor Township, PA, UT GO Bonds (Series 2004AA), 5.125%, 7/15/2027	2,290,960
2,040,000		Riverside, PA School District, UT GO Bonds, 5.50% (FGIC INS)/(Original Issue Yield: 5.57%), 10/15/2020	2,186,207
500,000		Rose Tree Media, PA School District, UT GO Bonds, 4.30% (FGIC INS)/ (Original Issue Yield: 4.35%), 2/15/2010	508,620
310,000		Saucon Valley School District, PA, UT GO Bonds, 4.75% (United States Treasury PRF 4/15/2008@100)/(Original Issue Yield: 4.80%), 10/15/2010	315,744
1,000,000		Saxonburg, PA Area Authority, Sewer & Water Revenue Bonds, 5.00% (Assured GTD Corp. INS), 3/1/2030	1,049,350
1,500,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds (Series 2002A), 5.75% (Guthrie Health Care System, PA)/(Original Issue Yield: 5.90%), 12/1/2021	1,613,130
1,000,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds (Series 2002A), 5.875% (Guthrie Health Care System, PA)/(Original Issue Yield: 6.00%), 12/1/2031	1,077,820
100,000		Schuylkill Haven, PA Area School District, UT GO Bonds, 5.15% (United States Treasury COL), 9/1/2006	100,000
1,000,000		Scranton, PA, UT GO Bonds (Series 2001C), 7.10% (United States Treasury PRF 9/1/2011@100)/(Original Issue Yield: 7.35%), 9/1/2031	1,146,050
450,000		Shaler, PA School District Authority, UT GO Bonds, 6.25% (Escrowed In Treasuries COL), 4/15/2008	460,386
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$2,000,000		Somerset County, PA Hospital Authority, Hospital Refunding Revenue Bonds (Series 1997B), 5.375% (Somerset Community Hospital)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.68%), 3/1/2017	$2,051,360
1,295,000		Southcentral PA, General Authority, Hospital Revenue Bonds, 5.00% (Hanover Hospital, Inc.)/(Radian Asset Assurance INS), 12/1/2029	1,344,456
540,000		Southcentral PA, General Authority, Revenue Bonds, 5.625% (Wellspan Health Obligated Group)/(Escrowed In Treasuries COL), 5/15/2026	585,133
2,460,000		Southcentral PA, General Authority, Revenue Bonds, 5.625% (Wellspan Health Obligated Group)/(United States Treasury PRF 5/15/2011@101), 5/15/2026	2,686,689
2,000,000		Southeastern, PA Transportation Authority, Special Revenue Bonds, 5.375% (FGIC INS)/(Original Issue Yield: 5.70%), 3/1/2017	2,055,520
200,000		Southmoreland, PA School District, UT GO Bonds, 4.70% (AMBAC INS)/ (Original Issue Yield: 4.80%), 10/1/2007	202,482
500,000		St. Mary Hospital Authority, PA, Health System Revenue Bonds (Series 2004A), 5.00% (Catholic Health East)/(Original Issue Yield: 5.15%), 11/15/2021	517,655
1,000,000		St. Mary Hospital Authority, PA, Health System Revenue Bonds (Series 2004B), 5.375% (Catholic Health East)/(Original Issue Yield: 5.42%), 11/15/2034	1,052,610
1,000,000		St. Mary Hospital Authority, PA, Health System Revenue Bonds (Series 2004B), 5.50% (Catholic Health East), 11/15/2024	1,073,580
400,000		State Public School Building Authority, PA, Revenue Bonds, 4.90% (Garnet Valley School District Project)/(United States Treasury COL), 2/1/2010	416,564
2,000,000		State Public School Building Authority, PA, School Revenue Bonds, 5.00% (Haverford Twp, PA School District)/(XL Capital Assurance Inc. INS), 3/15/2027	2,108,560
2,000,000		State Public School Building Authority, PA, School Revenue Bonds, 5.00% (Haverford Twp, PA School District)/(XL Capital Assurance Inc. INS), 3/15/2029	2,103,760
1,000,000	[1,2]	Susquehanna, PA Area Regional Airport Authority, Airport Facilities Revenue Bonds (Series 1999), 5.50% (Aero Harrisburg)/(Original Issue Yield: 5.85%), 1/1/2024	966,750
200,000		Titusville, PA Area School District, UT GO Bonds, 4.95% (United States Treasury COL), 7/1/2007	202,318
1,245,000		Union County, PA Higher Educational Facilities Financing Authority, Revenue Bonds (Series 2002A), 5.25% (Bucknell University), 4/1/2021	1,337,230
1,665,000		Union County, PA Higher Educational Facilities Financing Authority, Revenue Bonds (Series 2002A), 5.25% (Bucknell University), 4/1/2022	1,788,343
1,250,000		Union County, PA Hospital Authority, Revenue Bonds, 5.25% (Evangelical Community Hospital)/(Radian Asset Assurance INS), 8/1/2024	1,314,363
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$200,000		Wallingford Swarthmore, PA School District, UT GO Bonds (Series A), 5.10% (United States Treasury PRF 5/15/2007@100)/(Original Issue Yield: 5.25%), 5/15/2012	$202,172
400,000		Wallingford Swarthmore, PA School District, UT GO Bonds, 4.00% (United States Treasury PRF 11/15/2006@100), 5/15/2008	400,392
400,000		Washington County, PA Authority, Lease Revenue Bonds, 7.875% (Escrowed In Treasuries COL), 12/15/2018	546,840
550,000		Wayne Highlands, PA School District, UT GO Bonds, 5.50% (FGIC INS), 9/1/2008	569,883
1,885,000		West Shore, PA Area Hospital Authority, Revenue Bonds, 6.15% (Holy Spirit Hospital), 1/1/2020	2,022,398
1,000,000		West Shore, PA Area Hospital Authority, Revenue Bonds, 6.25% (Holy Spirit Hospital)/(Original Issue Yield: 6.30%), 1/1/2032	1,064,540
960,000		West View, PA Municipal Authority, Special Obligation Bonds, 9.50% (Escrowed In Treasuries COL), 11/15/2014	1,204,013
1,000,000		Westmoreland County, PA IDA, Health Care Facility Revenue Bonds (Series 2000B), 8.00% (Redstone Presbyterian Seniorcare Obligated Group)/ (Original Issue Yield: 8.25%), 11/15/2023	1,160,320
1,500,000		Westmoreland County, PA IDA, Retirement Community Revenue Bonds (Series 2005A), 5.75% (Redstone Presbyterian Seniorcare Obligated Group), 1/1/2026	1,549,065
115,000		Westmoreland County, PA Municipal Authority, Special Obligation Bonds, 9.125% (Escrowed In Treasuries COL), 7/1/2010	123,403
200,000		Wissahickon, PA School District, UT GO Bonds, 5.00% (United States Treasury PRF 11/15/2007@100)/(Original Issue Yield: 5.05%), 5/15/2010	203,418
		TOTAL	305,304,906
		Puerto Rico--0.4%
1,000,000	[1,2]	Puerto Rico Highway and Transportation Authority, RITES (Series PA 331B), 6.74247% (AMBAC INS), 1/1/2011	1,238,440
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $292,537,547)	306,543,346
		SHORT-TERM MUNICIPALS--0.3% [3]
		Pennsylvania--0.1%
100,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority, (Series 2002-A) Daily VRDNs (Children's Hospital of Philadelphia)/ (J.P. Morgan Chase Bank, N.A. and WestLB AG (GTD) LIQs), 3.580%, 9/1/2006	100,000
200,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority, (Series 2002-D) Daily VRDNs (Children's Hospital of Philadelphia)/ (MBIA Insurance Corp. INS)/(WestLB AG (GTD) LIQ), 3.600%, 9/1/2006	200,000
		TOTAL	300,000
Principal Amount			Value
		SHORT-TERM MUNICIPALS--continued [3]
		Puerto Rico--0.2%
$500,000		Puerto Rico Government Development Bank (GDB) Weekly VRDNs (MBIA Insurance Corp. INS)/(Credit Suisse, Zurich LIQ), 3.290%, 9/6/2006	$500,000
		TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	800,000
		TOTAL INVESTMENTS--98.9% (IDENTIFIED COST $293,337,547) [4]	307,343,346
		OTHER ASSETS AND LIABILITIES - NET--1.1%	3,403,550
		TOTAL NET ASSETS--100%	$310,746,896

Securities that are subject to the federal alternative minimum tax (AMT) represent 12.5% of the Fund's portfolio as calculated based upon total portfolio market value (percentage is unaudited).

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At August 31, 2006, these restricted securities amounted to $10,723,340, which represented 3.5% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At August 31, 2006, these liquid restricted securities amounted to $10,723,340, which represented 3.5% of total net assets.

3 Current rate and next reset date shown for Variable Rate Demand Notes.

4 The cost of investments for federal tax purposes amounts to $293,316,650.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2006.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
EDFA	--Economic Development Financing Authority
EDRB(s)	--Economic Development Revenue Bonds
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HDA	--Hospital Development Authority
HEFA	--Health and Education Facilities Authority
HFA	--Housing Finance Authority
IDA	--Industrial Development Authority
IDRB(s)	--Industrial Development Revenue Bonds
INS	--Insured
LIQ(s)	--Liquidity Agreement
LT	--Limited Tax
MFH	--Multi-family Housing
PRF	--Pre-refunded
RITES	--Residual Interest Tax-Exempt Securities
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2006

Assets:
Total investments in securities, at value (identified cost $293,337,547)		$307,343,346
Cash		1,586
Income receivable		4,473,042
Receivable for investments sold		4,702,588
Receivable for shares sold		162,971
TOTAL ASSETS		316,683,533
Liabilities:
Payable for investments purchased	$4,986,922
Payable for shares redeemed	308,513
Income distribution payable	477,837
Payable for transfer and dividend agent fees	41,349
Payable for distribution services fee (Note 5)	30,269
Payable for shareholder services fee (Note 5)	61,727
Accrued expenses	30,020
TOTAL LIABILITIES		5,936,637
Net assets for 26,723,223 shares outstanding		$310,746,896
Net Assets Consist of:
Paid-in capital		$305,599,709
Net unrealized appreciation of investments		14,005,799
Accumulated net realized loss on investments, swap contracts and future contracts		(8,607,130)
Distributions in excess of net investment income		(251,482)
TOTAL NET ASSETS		$310,746,896
Net Asset Value, Offering Price and Redemption Proceeds per Share
Class A Shares:
Net asset value per share ($263,534,282 ÷ 22,662,952 shares outstanding) no par value, unlimited shares authorized		$11.63
Offering price per share (100/95.50 of $11.63) [1]		$12.18
Redemption proceeds per share		$11.63
Class B Shares:
Net asset value per share ($47,212,614 ÷ 4,060,271 shares outstanding) no par value, unlimited shares authorized		$11.63
Offering price per share		$11.63
Redemption proceeds per share (94.50/100 of $11.63) [1]		$10.99

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2006

Investment Income:
Interest			$14,372,098
Expenses:
Investment adviser fee (Note 5)		$1,095,546
Administrative personnel and services fee (Note 5)		218,036
Custodian fees		13,469
Transfer and dividend disbursing agent fees and expenses		145,737
Directors'/Trustees' fees		3,536
Auditing fees		22,141
Legal fees		9,363
Portfolio accounting fees		102,021
Distribution services fee--Class B Shares (Note 5)		397,772
Shareholder services fee--Class A Shares (Note 5)		522,975
Shareholder services fee--Class B Shares (Note 5)		132,591
Share registration costs		31,352
Printing and postage		26,066
Insurance premiums		8,639
Miscellaneous		3,524
TOTAL EXPENSES		2,732,768
Waivers and Reimbursement (Note 5):
Waiver of investment adviser fee	$(232,533)
Waiver of administrative personnel and services fee	(9,335)
Waiver of shareholder services fee--Class A Shares	(12,564)
Reimbursement of shareholder services fee--Class A Shares	(3,769)
TOTAL WAIVERS		(258,201)
Net expenses			2,474,567
Net investment income			11,897,531
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments			(274,154)
Net realized gain on futures contracts			5,835
Net change in unrealized appreciation of investments			(3,193,352)
Net realized and unrealized gain (loss) on investments and futures contracts			(3,461,671)
Change in net assets resulting from operations			$8,435,860

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$11,897,531	$11,644,857
Net realized gain (loss) on investments and futures contracts	(268,319)	237,110
Net change in unrealized appreciation/depreciation of investments and futures contracts	(3,193,352)	2,113,501
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,435,860	13,995,468
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(10,109,449)	(9,306,696)
Class B Shares	(1,972,200)	(2,423,083)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(12,081,649)	(11,729,779)
Share Transactions:
Proceeds from sale of shares	42,911,853	36,645,054
Proceeds from shares issued in connection with the tax-free transfer of assets from the Sky Trust Tax-Exempt Pennsylvania Fund	3,452,292	--
Proceeds from shares issued in connection with the tax-free transfer of assets from the Bryn Mawr Common Trust Fund	40,602,646	--
Net asset value of shares issued to shareholders in payment of distributions declared	7,289,775	6,433,591
Cost of shares redeemed	(48,639,332)	(42,339,992)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	45,617,234	738,653
Change in net assets	41,971,445	3,004,342
Net Assets:
Beginning of period	268,775,451	265,771,109
End of period (including distributions in excess of net investment income of $(251,482) and $(63,638), respectively)	$310,746,896	$268,775,451

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2006

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Pennsylvania Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal AMT) and the personal income taxes imposed by the state of Pennsylvania and Pennsylvania municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations. The Fund offers two classes of shares: Class A Shares and Class B Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters.

On February 24, 2006, the Fund received assets from Sky Trust Tax Exempt Pennsylvania Fund as the result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Sky Trust Tax Exempt Pennsylvania Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of The Fund Prior to Combination	Net Assets of Sky Trust Tax Exempt Pennsylvania Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
296,334	$3,452,292	$70,860	$265,140,605	$3,452,292	$268,592,897

1 Unrealized appreciation is included in the Sky Trust Tax Exempt Pennsylvania Fund Securities Net Assets Received amount shown above.

On June 23, 2006 the Fund received assets from Bryn Mawr Common Trust Fund as a result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Bryn Mawr Common Trust Fund Net Assets Received	Unrealized Depreciation [2]	Net Assets of The Fund Prior to Combination	Net Assets of Bryn Mawr Common Trust Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
3,536,816	$40,602,646	$619,921	$267,157,350	$40,602,646	$307,759,996

2 Unrealized depreciation is included in the Bryn Mawr Common Trust Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost, which approximates fair market value. Prices furnished by an independent pricing service for municipal bonds are intended to be indicative of the bid prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended August 31, 2006, the Fund had no realized gains or losses on swap contracts.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

Swap contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Futures Contracts

The Fund may periodically sell bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2006, the Fund had net realized gains on future contracts of $5,835.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Fund's Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended August 31	2006		2005
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,527,081	$40,846,850	2,835,318	$33,382,161
Shares issued in connection with tax-free transfer of assets from Sky Trust Tax-Exempt Pennsylvania Fund	296,334	3,452,292	--	--
Shared issued in connection with the tax-free transfer from Bryn Mawr Common Trust Fund	3,536,816	40,602,646	--	--
Shares issued to shareholders in payment of distributions declared	498,222	5,775,745	414,717	4,876,635
Shares redeemed	(2,889,086)	(33,542,555)	(2,636,006)	(30,998,108)
NET CHANGE RESULTING ROM CLASS A SHARE RANSACTIONS	4,969,367	$57,134,978	614,029	$7,260,688

Year Ended August 31	2006		2005
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	170,544	$2,065,003	277,105	$3,262,893
Shares issued to shareholders in payment of distributions declared	130,528	1,514,030	132,408	1,556,956
Shares redeemed	(1,301,192)	(15,096,777)	(963,817)	(11,341,884)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,000,120)	$(11,517,744)	(554,304)	$(6,522,035)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	3,969,247	$45,617,234	59,725	$738,653

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(3,726)	$3,726

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2006 and 2005, was as follows:

	2006	2005
Tax-exempt income	$12,081,649	$11,729,779

As of August 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$808,776
Net unrealized appreciation	$14,026,696
Dividend payable	(1,060,262)
Post October loss deferral	(298,385)
Capital loss carryforward	$(8,329,638)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At August 31, 2006, the cost of investments for federal tax purposes was $293,316,650. The net unrealized appreciation of investments for federal tax purposes was $14,026,696. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $14,148,334 and net unrealized depreciation from investments for those securities having an excess of cost over value of $121,638.

At August 31, 2006, the Fund had a capital loss carryforward of $8,329,638 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$1,132,394
2009	$2,804,527
2010	$2,171,230
2012	$ 236,977
2013	$1,984,510

The Fund used capital loss carryforwards of $38,037 to offset taxable capital gains realized during the year ended August 31, 2006.

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2006, for federal income tax purposes, post October losses of $298,385 were deferred to September 1, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2006, the Adviser voluntarily waived $232,533 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2006, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class B Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Share Class
Class A Shares	0.40%
Class B Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intemediaries whose customers purchase shares. For the year ended August 31, 2006, FSC did not retain any fees paid by the Fund. Class A shares did not incur a distribution services fee for the year ended August 31, 2006.

Sales Charges

For the year ended August 31, 2006, FSC retained $37,146 in sales charges from the sale of Class A Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class B Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended August 31, 2006, FSSC voluntarily waived $12,564 of its fee and voluntarily reimbursed $3,769 of shareholders services fees. For the year ended August 31, 2006, FSSC received $27,369 of fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2006, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $61,890,000 and $62,890,000, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2006, were as follows:

Purchases	$51,769,420
Sales	$44,934,189

7. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2006, 48.3% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 15.8% of total investments.

8. LEGAL PROCEEDINGS

Beginning in October, 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to depend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED)

On August 18, 2006, the Fund's Trustees upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended August 31, 2004 and August 31, 2005, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended August 31, 2004 and August 31, 2005: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending August 31, 2006. During the Fund's fiscal years ended August 31, 2004 and August 31, 2005 and the interim period commencing September 1, 2005 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

10. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2006, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

The Fund received a copy of a proposed adverse determination letter issued by the Internal Revenue Services to the issuer of the following security. In the event that this determination is not reversed or otherwise resolved by the issuer, the Fund may need to report the income from this security as taxable income.

Security	Market Value
Westmoreland County, PA Municipal Authority, Special Obligation Bonds, 9.125% (Escrowed In U.S. Treasuries COL) 7/1/2010	$123,403

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Federated Pennsylvania Municipal Income Fund, a series of Federated Municipal Securities Income Trust, as of August 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2005 and the financial highlights for the periods presented prior to September 1, 2005, were audited by other auditors whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Pennsylvania Municipal Income Fund as of August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
October 24, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc., Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is a Vice President of the Trust. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations : J. Scott Albrecht has been the Fund's portfolio manager since March 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Senior Vice President of the Fund's Adviser since 2005. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds ( e.g. , institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2005, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contracts, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Got to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Pennsylvania Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923708
Cusip 313923807

28995 (10/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Vermont Municipal Income Fund

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2006

Class A Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2006 [1]	2005	2004 [2]	2003 [2]	2002 [2]
Net Asset Value, Beginning of Period	$10.01	$10.15	$10.10	$10.27	$10.22
Income From Investment Operations:
Net investment income	0.35	0.33	0.32	0.34	0.38
Net realized and unrealized gain (loss) on investments and futures contracts	(0.16)	(0.10)	0.06	(0.17)	0.05
TOTAL FROM INVESTMENT OPERATIONS	0.19	0.23	0.38	0.17	0.43
Less Distributions:
Distribution from net investment income	(0.35)	(0.33)	(0.32)	(0.34)	(0.38)
Distributions from net realized gain on investments	--	(0.04)	(0.01)	--	--
TOTAL DISTRIBUTIONS	(0.35)	(0.37)	(0.33)	(0.34)	(0.38)
Net Asset Value, End of Period	$9.85	$10.01	$10.15	$10.10	$10.27
Total Return [3]	1.93%	2.26%	3.75%	1.74%	4.33%

Ratios to Average Net Assets:
Net expenses	0.80%	0.80%	0.78%	0.84%	0.81%
Net investment income	3.51%	3.26%	3.14%	3.30%	3.75%
Expense waiver/reimbursement [4]	0.73%	0.58%	0.43%	0.26%	0.30%
Supplemental Data:
Net assets, end of period (000 omitted)	$36,091	$57,272	$71,015	$80,497	$82,132
Portfolio turnover	18%	33%	25%	20%	7%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another Independent Registered Public Accounting Firm.

2 Note that the Fund is the successor to the Banknorth Vermont Municipal Bond Fund (Former Fund). The Former Fund was reorganized into the Fund on August 27, 2004. The Fund had no investment operations prior to the date of the reorganization. The Former Fund was established on October 2, 2000. The Former Fund was the successor to a portfolio of assets of CF Vermont Tax Exempt Fund (Common Trust Fund), a common trust fund managed by the Former Fund's investment adviser, Banknorth Investment Advisors. The Common Trust Fund's portfolio of assets was transferred to the Former Fund on October 2, 2000 in exchange for the Former Fund's shares. Please see the Fund's prospectus, statement of additional information and annual report for further information regarding the reorganization, Former Fund and Common Trust Fund.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2006 to August 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sale charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2006	Ending Account Value 8/31/2006	Expenses Paid During Period [1]
Actual	$1,000	$1,013.80	$4.06
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.17	$4.08

1 Expenses are equal to the Fund's annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 1.93% for Class A Shares. The total return of the Lehman Brothers Municipal Bond Index (LBMB), 1 the fund's benchmark index, was 3.03% for the 12-month reporting period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBMB.

The fund's investment strategy focused on: (a) the effective duration 2 of the portfolio (which indicates the portfolio's sensitivity to changes in interest rates); 3 (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit quality of portfolio securities. These were the most significant factors affecting the fund's performance relative to the LBMB.

The following discussion will focus on the performance of the fund's Class A Shares. The 1.93% total return of the Class A Shares for the reporting period consisted of 3.53% of tax-exempt dividends and 1.60% of price depreciation in the net asset value of the shares. 4

1 The LBMB is a market value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The LBMB is unmanaged and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

4 Income may be subject to the federal alternative minimum tax.

MARKET OVERVIEW

The 12-month reporting period was characterized by the same factors as a year earlier: a flattening yield curve led by a steep rise in short term interest rates; tightening credit spreads; and a large supply of new tax-exempt bonds.

During the 12-month reporting period, interest rate volatility increased as the tax-exempt bond market appeared to focus on inflation and inflation expectations, and whether the Federal Reserve Board (the "Fed") would pause to continue its interest rate tightening cycle. The generally low interest rate environment appeared to result in investors pursuing lower-rated credits because of the additional yield they offer. As a result, certain revenue bond sectors, such as hospital bonds, industrial development bonds and resource recovery project bonds, outperformed the LBMB.

During the 12-month reporting period, the Fed continued tightening interest rates, raising the Federal Funds Target Rate nine times from 3.50% in August 2005 to 5.25% in August 2006. Consequently, interest rates throughout the short end of the yield curve rose as well. This resulted in a significant flattening of the tax-exempt municipal yield curve; according to Municipal Market Data (MMD), yields on "AAA"-rated general obligation tax-exempt bonds rose by 69 basis points for one year-maturity tax-exempt bonds, and tapered to a two basis point increase for 30-year maturity tax-exempt bonds (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was less or flattened). The net effect was that the yield spread between 1- and 30-year "AAA"-rated general obligation tax-exempt bonds fell from 141 basis points to 75 basis points. As a result of the way in which the tax-exempt municipal yield curve flattened tax-exempt bonds with the longest maturities (15 years and longer) tended to provide positive incremental return versus the LBMB.

During the 12-month reporting period, credit spreads, or the yield difference between "AAA"-rated tax-exempt bonds and bonds of lower credit quality and similar maturity, tightened significantly apparently as a result of both improving economic activity and the exhaustive demand for securities with higher yields. Credit spreads also became tighter to a greater extent for "BBB" rated (or comparable quality) debt than for other investment-grade rated ("AAA," "AA," "A" or comparable quality) debt (meaning that the yield on the "BBB"-rated debt improved to a greater extent than for other investment grade rated debt). 5 High-yield tax-exempt municipal debt (non-investment grade bonds not rated at least "BBB") provided strong total returns once again as investors were attracted to the significantly higher yield provided by these issues. According to Lehman Brothers, Inc., the credit spread between the Lehman Brothers Non-Investment Grade Municipal Bond Index, 6 and the LBMB tightened from 222 basis points to 151 basis points.

The 12-month reporting period also saw a large (although declining) supply of new tax-exempt bonds. During calendar year 2005, issuance of new tax-exempt bonds was the highest on record, following record-issuance in two of the previous three years. According to The Bond Buyer , dated September 5, 2006, issuance from January 1, 2006 through August 31, 2006, while on pace to be one of the top five years on record, showed a 15% decline versus the same period in 2005.

During the 12-month reporting period, the Vermont tax-exempt municipal bond market was dominated by the same factors as the national market. The yield curve flattened, spreads tightened and supply began to decline. According to The Bond Buyer , issuance of Vermont tax-exempt municipal bonds for the first eight months of 2006 was down 6% versus the same period in 2005.

During the 12-month reporting period, Vermont's credit profile improved, driven by good fiscal management and a diversified economy. In November 2005, Moody's Ratings Service revised the outlook on Vermont's "Aa1" rating from stable to positive. Standard & Poors' "AA+" rating and Fitch Rating's "AA+" rating were unchanged. 7

5 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

6 The Lehman Brothers Non-Investment Grade Municipal Bond Index ("LBNIGMBI") is a broad market performance benchmark for the high yield tax-exempt bond market. To be included in the LBNIGMBI, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding par value of at least $3 million, and have a remaining maturity of at least 1 year. The LBNIGMBI is unmanaged, and it is not possible to invest directly in an index.

7 Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

DURATION

As determined at the end of the 12-month reporting period, the fund's dollar- weighted average duration was 5.4 years. Duration management is a significant component of the fund's investment strategy. As of the end of the 12-month reporting period, the fund's duration was short of the duration of the LBMB. The fund's duration negatively impacted the fund's performance relative to the LBMB. The fund's use of Treasury futures contracts to adjust portfolio duration positively impacted the fund's performance.

MATURITY

Positioning along the yield curve also played a role in the fund's performance. Longer bonds (with 15 years and greater to maturity) tended to outperform the LBMB, while intermediate and shorter bonds lagged the index. The fund was overweight in intermediate bonds, which acted as a drag on performance.

SECTOR

The fund's best performing sectors were lower-quality sectors, including Education, lease and transportation tax-exempt municipal bonds; the fund was overweight to its index in each of these sectors. These lower-quality sectors benefited from higher yields, improving credit quality and tightening credit spreads. Lagging sectors for the fund included general obligations, housing and pre-refunded tax-exempt municipal bonds, which were higher-quality sectors that did not perform as well as the lower quality sectors; the fund was underweight to these due to the fund's over-weight position in the better performing sectors, sector allocation positively impacted the fund's performance relative to the LBMB.

CREDIT QUALITY

The fund maintained an allocation to low investment-grade (BBB-rated and unrated securities of comparable quality) tax-exempt municipal bonds and non-investment grade (securities rated below BBB or unrated securities of comparable quality) tax-exempt municipal bonds. This allocation benefited the fund's performance as tightening credit spreads caused them to outperform higher-quality, investment-grade, tax-exempt municipal bonds. The fund also benefited from Vermont's improving credit quality, as spreads on Vermont bonds tightened versus their national counterparts.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES 1

The graph below illustrates the hypothetical investment of $10,000 2 in Federated Vermont Municipal Income Fund (the "Fund") from August 31, 1996 to August 31, 2006, compared to the Lehman Brothers Municipal Bond Index (LBMB). 3

Average Annual Total Return [4] for the Period Ended 8/31/2006
1 Year	(2.65)%
5 Years	1.86%
10 Years	2.94%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Federated Vermont Municipal Income Fund is the successor to Banknorth Vermont Municipal Income Fund (Former Fund). The Former Fund was established on October 2, 2000, and was reorganized into the Fund on August 27, 2004. The Former Fund was the successor to a portfolio of assets of CF Vermont Tax Exempt Fund (Common Trust Fund), a common trust fund managed by the Former adviser, Banknorth Investment Advisers, which was transferred to the Fund on October 2, 2000 in exchange for Fund shares. The quoted returns are the returns of the Former Fund for periods before October 2, 2000, adjusted to reflect the Fund's expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, performance may have been adversely affected.

2 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) which was effective on August 27, 2004. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB has been adjusted to reflect reinvestment of dividends on securities in the index. Indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 The LBMB is a market value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. It is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance.

4 Total return quoted reflects all applicable sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At August 31, 2006, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
Insured	50.9%
Education	26.1%
General Obligation--Local	5.4%
Transportation	2.9%
Senior Care	2.9%
Lease	2.8%
General Obligation--State	2.8%
Special Tax	1.8%
Multi Family Housing	0.9%
Other Assets and Liabilities--Net [2]	3.5%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured' sector.

2 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2006

Principal Amount			Value
		MUNICIPAL BONDS--95.7%
		Puerto Rico--9.2%
$1,500,000		Commonwealth of Puerto Rico, UT GO Bonds, 5.50% (MBIA Insurance Corp. INS), 7/1/2009	$1,578,525
1,000,000		Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, (Series 2005K), 5.00%, 7/1/2025	1,033,840
470,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, (Series 2006), 5.00% (Ana G. Mendez University System), 3/1/2026	485,068
200,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, (Series 2006), 5.00% (Ana G. Mendez University System), 3/1/2036	204,710
		TOTAL	3,302,143
		Vermont--84.7%
465,000		Burlington, VT Airport, Revenue Bonds, (Series A), 3.625% (MBIA Insurance Corp. INS)/(Original Issue Yield: 3.76%), 7/1/2017	443,071
1,250,000		Burlington, VT Airport, Revenue Bonds, (Series A), 5.00% (MBIA Insurance Corp. INS), 7/1/2023	1,315,575
490,000		Burlington, VT Electric Authority, Revenue Bonds, (Series A), 4.00% (FSA INS), 7/1/2015	494,248
510,000		Burlington, VT Electric Authority, Revenue Bonds, (Series A), 4.00% (FSA INS), 7/1/2016	512,193
150,000		Burlington, VT Waterworks System, Revenue Refunding Bonds, (Series A), 4.75% (FGIC INS)/(Original Issue Yield: 4.80%), 7/1/2007	151,495
300,000		Burlington, VT Waterworks System, Revenue Refunding Bonds, (Series A), 4.80% (FGIC INS)/(Original Issue Yield: 4.85%), 7/1/2008	303,087
495,000		Burlington, VT, COPs (Series 2005), 4.25% (Original Issue Yield: 4.32%), 5/1/2020	493,451
515,000		Burlington, VT, COPs (Series 2005), 4.25% (Original Issue Yield: 4.37%), 5/1/2021	510,535
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Vermont--continued
$210,000		Burlington, VT, UT GO Bond, (Series A), 4.00% (Original Issue Yield: 4.13%), 11/1/2017	$211,741
785,000		Burlington, VT, UT GO Bonds, 5.20%, 12/1/2006	786,044
185,000		Burlington, VT, UT GO Bonds, (Series A), 3.75% (Original Issue Yield: 3.83%), 11/1/2014	184,824
190,000		Burlington, VT, UT GO Bonds, (Series A), 3.75% (Original Issue Yield: 3.93%), 11/1/2015	189,075
200,000		Burlington, VT, UT GO Bonds, (Series A), 4.00% (Original Issue Yield: 4.03%), 11/1/2016	202,008
220,000		Burlington, VT, UT GO Bonds, (Series A), 4.00% (Original Issue Yield: 4.22%), 11/1/2018	221,091
125,000		Burlington, VT, UT GO Public Improvement Bonds, (Series A), 3.60% (Original Issue Yield: 3.72%), 11/1/2013	124,191
110,000		Chittenden, VT Solid Waste District, UT GO Bonds, (Series A), 2.50% (AMBAC INS), 1/1/2007	109,386
100,000		Chittenden, VT Solid Waste District, UT GO Refunding Bonds, (Series A), 3.30% (AMBAC INS)/(Original Issue Yield: 3.32%), 1/1/2010	98,617
310,000		Chittenden, VT Solid Waste District, UT GO Refunding Bonds, (Series A), 3.40% (AMBAC INS)/(Original Issue Yield: 3.52%), 1/1/2011	306,590
205,000		Chittenden, VT Solid Waste District, UT GO Refunding Bonds, (Series A), 3.50% (AMBAC INS)/(Original Issue Yield: 3.62%), 1/1/2012	202,927
90,000		Fair Haven, VT Union High School District, UT GO Bonds, 5.05% (AMBAC INS)/(Original Issue Yield: 5.15%), 12/1/2006	90,102
25,000		Norwich, VT School District, UT GO Bonds, 4.50% (AMBAC INS), 7/15/2009	25,594
520,000		St. Johnsbury, VT School District, UT GO Bonds, 4.55% (AMBAC INS), 9/1/2006	520,000
515,000		St. Johnsbury, VT School District, UT GO Bonds, 4.65% (AMABC INS), 9/1/2007	520,227
520,000		St. Johnsbury, VT School District, UT GO Bonds, 4.80% (AMBAC INS), 9/1/2008	531,835
340,000		Swanton Village, VT Electric System, Revenue Refunding Bonds, 5.75% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.85%), 12/1/2019	355,640
250,000		University of Vermont & State Agricultural College, Revenue Bonds, 5.25% (AMBAC INS), 10/1/2021	268,812
1,150,000		University of Vermont & State Agricultural College, Revenue Bonds, 5.25% (AMBAC INS), 10/1/2023	1,230,741
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Vermont--continued
$1,000,000		Vermont EDA, Mortgage Revenue Bonds, (Series 2006A), 5.375% (Wake Robin Corp.), 5/1/2036	$1,007,340
1,500,000		Vermont Educational and Health Buildings Financing Agency, Refunding Revenue Bonds, (Series 2004A), 5.00% (Fletcher Allen Health Care)/(FGIC INS), 12/1/2023	1,578,570
50,000		Vermont Educational and Health Buildings Financing Agency, Refunding Revenue Bonds, 5.00% (St. Michael's College)/(AMBAC INS)/(Original Issue Yield: 5.05%), 10/1/2023	51,855
3,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bond, 3.16% TOBs (Middlebury College) 11/1/2006	2,995
600,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, (Series 2002A), 5.00% (Middlebury College)/(Original Issue Yield: 5.20%), 11/1/2032	621,846
225,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, (Series 2004A), 4.25% (Landmark College, Inc.)/(Radian Asset Assurance INS)/(Original Issue Yield: 4.32%), 7/1/2015	227,381
50,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 3.25% (St. Michael's College)/(Original Issue Yield: 3.33%), 10/1/2009	48,975
100,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 3.60% (St. Michael's College)/(Original Issue Yield: 3.68%), 10/1/2010	99,319
140,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 3.875% (St. Michael's College)/(Original Issue Yield: 3.93%), 10/1/2011	140,510
195,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 4.00% (St. Michael's College)/(Original Issue Yield: 4.10%), 10/1/2012	196,726
125,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 4.125% (St. Michael's College)/(Original Issue Yield: 4.23%), 10/1/2013	126,723
385,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 4.25% (St. Michael's College)/(Original Issue Yield: 4.35%), 10/1/2014	392,184
370,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 4.375% (St. Michael's College)/(Original Issue Yield: 4.45%), 10/1/2015	378,244
770,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 5.30% (Middlebury College)/(Original Issue Yield: 5.45%), 11/1/2008	787,333
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Vermont--continued
$190,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 5.375% (Middlebury College)/(Original Issue Yield: 5.93%), 11/1/2026	$194,224
65,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, (Series A), 5.30% (Fletcher Allen Health Care)/(AMBAC INS)/(Original Issue Yield: 5.32%), 12/1/2008	67,335
55,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, (Series A), 5.30% (Fletcher Allen Health Care)/(AMBAC INS)/(Original Issue Yield: 5.38%), 12/1/2009	57,754
4,170,000	[1]	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, (Series1999A), 3.57% (Marlboro College), 4/1/2019	3,930,851
605,000		Vermont Educational and Health Buildings Financing Agency, Revenue Refunding Bonds, (Series 1996), 4.50% (Central Vermont Hospital & Nursing Home)/(AMBAC INS)/(Original Issue Yield: 4.65%), 11/15/2006	606,113
200,000		Vermont Educational and Health Buildings Financing Agency, Revenue Refunding Bonds, (Series 1996), 4.625% (Central Vermont Hospital & Nursing Home)/(AMBAC INS)/(Original Issue Yield: 4.75%), 11/15/2007	202,458
90,000		Vermont HFA, Revenue Bonds, (Series 9), 4.55% (Vermont HFA SFM)/(MBIA Insurance Corp. INS), 5/1/2008	90,889
90,000		Vermont HFA, Revenue Bonds, (Series 11A), 5.05% (Vermont HFA SFM)/(FSA INS), 11/1/2008	90,410
105,000		Vermont HFA, Revenue Bonds, (Series 11A), 5.15% (Vermont HFA SFM)/(FSA INS), 11/1/2009	105,547
65,000		Vermont HFA, Revenue Bonds, (Series 12B), 5.50% (Vermont HFA SFM)/(FSA INS), 11/1/2008	65,528
80,000		Vermont HFA, Revenue Bonds, (Series 12B), 5.60% (Vermont HFA SFM)/(FSA INS), 11/1/2009	80,702
205,000		Vermont HFA, Revenue Bonds, (Series A), 4.45% (Vermont HFA MFH)/(HUD Section 8 INS), 2/15/2008	205,847
130,000		Vermont HFA, Revenue Bonds, (Series A), 4.55% (Vermont HFA MFH)/(HUD Section 8 INS), 2/15/2009	130,784
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Vermont--continued
$500,000		Vermont HFA, SFH Bonds, (Series 24A), 4.85% (Vermont HFA SFM)/(FSA INS), 11/1/2036	$500,110
1,000,000		Vermont HFA, SFH Revenue Bonds, (Series 25A), 5.10% (Vermont HFA SFM)/(FSA INS), 11/1/2031	1,022,720
1,000,000		Vermont Municipal Bond Bank, Revenue Bonds, (2006 Series 1), 5.00% (AMBAC INS), 12/1/2025	1,068,590
860,000		Vermont Municipal Bond Bank, Revenue Bonds, (Series 1), 4.60% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.65%), 12/1/2007	871,111
100,000		Vermont Municipal Bond Bank, Revenue Bonds, (Series 1), 4.80% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.95%), 12/1/2008	102,544
340,000		Vermont Municipal Bond Bank, Revenue Bonds, (Series A), 4.80% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.85%), 12/1/2009	352,815
665,000		Vermont Municipal Bond Bank, Revenue Refunding Bonds, (Series 2), 4.40% (FSA INS)/(Original Issue Yield: 4.45%), 12/1/2007	671,983
840,000		Vermont Public Power Supply Authority, Revenue Refunding Bonds, (Series E), 5.00% (MBIA Insurance Corp. INS), 7/1/2011	891,324
500,000		Vermont Public Power Supply Authority, Revenue Refunding Bonds, (Series E), 5.25% (MBIA Insurance Corp. INS), 7/1/2015	553,945
945,000		Vermont State Student Assistance Corp., Revenue Bonds, 5.00% (Original Issue Yield: 5.08%), 3/1/2034	964,278
665,000		Vermont State Student Assistance Corp., Revenue Bonds, 5.00% (Original Issue Yield: 5.03%), 3/1/2026	680,927
500,000		Vermont State, UT GO Bonds, 4.00%, 3/1/2022	491,490
500,000		Vermont State, UT GO Bonds, (Series A), 4.40% (Original Issue Yield: 4.45%), 1/15/2007	501,600
		TOTAL	30,564,980
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Virgin Islands--1.8%
$510,000		Virgin Islands Public Finance Authority, Senior Lien Revenue Bonds, (Series 2004A), 5.25% (Virgin Islands Matching Fund), 10/1/2017	$542,054
100,000		Virgin Islands Public Finance Authority, Senior Lien Revenue Bonds, (Series 2004A), 5.25% (Virgin Islands Matching Fund), 10/1/2024	105,170
		TOTAL	647,224
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $34,313,826)	34,514,347
		SHORT-TERM MUNICIPALS--0.8% [2]
		Puerto Rico--0.8%
300,000		Puerto Rico Government Development Bank (GDB) Weekly VRDNs (MBIA Insurance Corp. INS)/(Credit Suisse, Zurich LIQ), 3.290%, 9/6/2006 (AT AMORTIZED COST)	$300,000
		TOTAL MUNICIPAL INVESTMENTS--96.5% (IDENTIFIED COST $34,613,826) [3]	34,814,347
		OTHER ASSETS AND LIABILITIES - NET--3.5%	1,277,083
		TOTAL NET ASSETS--100%	$36,091,430

Securities that are subject to the federal alternative minimum tax (AMT) represent 6.6% of the Fund's portfolio as calculated based upon total market value (percentage is unaudited).

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At August 31, 2006, this restricted security amounted to $3,930,851, which represented 10.9% of total net assets.

2 Current rate and reset date shown for Variable Rate Demand Notes.

3 Also represents cost of investments for federal tax purposes.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2006.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COPs	--Certificates of Participation
EDA	--Economic Development Authority
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GO	--General Obligation
HFA	--Housing Finance Authority
HUD	--Housing and Urban Development
INS	--Insured
LIQ	--Liquidity Agreement
MFH	--Multi Family Authority
SFH	--Single Family Housing
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2006

Assets:
Total investments in securities, at value (identified cost $34,613,826)		$34,814,347
Cash		77,381
Income receivable		412,409
Receivable for investments sold		1,060,238
TOTAL ASSETS		36,364,375
Liabilities:
Payable for shares redeemed	$135,585
Income distribution payable	106,234
Payable for shareholder services fee (Note 5)	7,833
Payable for Directors'/Trustees' fees	10
Payable for portfolio accounting fees	8,811
Payable for transfer and dividend disbursing agent fees and expenses	5,451
Accrued expenses	9,021
TOTAL LIABILITIES		272,945
Net assets for 3,663,038 shares outstanding		$36,091,430
Net Assets Consist of:
Paid-in capital		$36,034,395
Net unrealized appreciation of investments		200,521
Accumulated net realized loss on investments and futures contracts		(143,480)
Distributions in excess of net investment income		(6)
TOTAL NET ASSETS		$36,091,430
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($36,091,430 ÷ 3,663,038 shares outstanding), no par value, unlimited shares authorized		$9.85
Offering price per share (100/95.50 of $9.85) [1]		$10.31
Redemption proceeds per share		$9.85

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2006

Investment Income:
Interest			$1,957,277
Expenses:
Investment adviser fee (Note 5)		$181,401
Administrative personnel and services fee (Note 5)		150,000
Account administration fee		203
Custodian fees		3,124
Transfer and dividend disbursing agent fees and expenses		12,241
Directors'/Trustees' fees		1,150
Auditing fees		21,866
Legal fees		7,917
Portfolio accounting fees		52,983
Distribution services fee (Note 5)		113,376
Shareholder services fee (Note 5)		113,104
Share registration costs		23,005
Printing and postage		7,686
Insurance premiums		7,384
Miscellaneous		1,221
TOTAL EXPENSES		696,661
Waivers and Reimbursement (Note 5):
Waiver of investment adviser fee	$(181,401)
Waiver of administrative personnel and services fee	(24,545)
Waiver of distribution services fee	(113,376)
Reimbursement of other operating expenses	(12,518)
TOTAL WAIVERS AND REIMBURSEMENT		(331,840)
Net expenses			364,821
Net investment income			1,592,456
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(185,433)
Net realized gain of futures contracts			112,918
Net change in unrealized depreciation of investments			(987,118)
Net change in unrealized depreciation of futures contracts			34,593
Net realized and unrealized loss on investments and futures contracts			(1,025,040)
Change in net assets resulting from operations			$567,416

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,592,456	$2,096,232
Net realized gain (loss) on investments and futures contracts	(72,515)	62,151
Net change in unrealized appreciation/depreciation of investments and futures contracts	(952,525)	(749,864)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	567,416	1,408,519
Distributions to Shareholders:
Distributions from net investment income	(1,592,037)	(2,094,424)
Distributions from net realized gains	--	(236,002)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,592,037)	(2,330,426)
Share Transactions:
Proceeds from sale of shares	4,357,323	6,244,153
Net asset value of shares issued to shareholders in payment of distributions declared	22,250	15,806
Cost of shares redeemed	(24,535,501)	(19,081,401)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(20,155,928)	(12,821,442)
Change in net assets	(21,180,549)	(13,743,349)
Net Assets:
Beginning of period	57,271,979	71,015,328
End of period (Distributions in excess of net investment income of $(6) and $(425), respectively)	$36,091,430	$57,271,979

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2006

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Vermont Municipal Income Fund (the "Fund") a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income which is exempt from federal regular income tax (federal regular income tax does not include the federal AMT) and the personal income taxes imposed by the state of Vermont and Vermont municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations. The Fund offers one class of shares, Class A Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost, which approximates fair market value. Prices furnished by an independent pricing service for municipal bonds, are intended to be indicative of the bid prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund periodically may sell bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2006, the Fund had realized gains on futures contracts of $112,918.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at August 31, 2006, is as follows:

Security	Acquisition Date	Acquisition Cost
Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, (Series1999 A), 3.57% (Marlboro College), 4/1/2019	3/22/1999	$4,190,083

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended August 31	2006	2005
Shares sold	442,728	622,715
Shares issued to shareholders in payment of distributions declared	2,266	1,577
Shares redeemed	(2,502,946)	(1,902,765)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(2,057,952)	(1,278,473)

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2006 and 2005 was as follows:

	2006	2005
Tax-Exempt income	$1,587,927	$2,089,340
Ordinary income [1]	$ 4,110	$ 5,084
Long-term capital gains	$ --	$ 236,002

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of August 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$106,228
Dividend payable	$(106,234)
Post-October loss deferral	$(162,245)
Undistributed long-term capital gain	$18,765
Unrealized appreciation	$200,521

At August 31, 2006, the cost of investments for federal tax purposes was $34,613,826. The net unrealized appreciation of investments for federal tax purposes was $200,521. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $492,175 and net unrealized depreciation from investments for those securities having an excess of cost over value of $291,654.

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2006, for federal income tax purposes, post October losses of $162,245 were deferred to September 1, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended August 31, 2006, the Adviser voluntarily waived $181,401 of its fee and reimbursed $12,518 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2006, the net fee paid to FAS was 0.277% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchases shares. For the year ended August 31, 2006, FSC voluntarily waived $113,376 of its fee. For the year ended August 31, 2006, FSC did not retain any fees paid by the Fund.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. In addition, FSC may voluntarily reimburse the Fund for the shareholder services fees. This voluntary waiver and/or reimbursement can be modified or terminated at any time. For the year ended August 31, 2006, FSSC received $862 of fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2006, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $15,975,000 and $15,975,000, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and shor-term obligations, for the year ended August 31, 2006, were as follows:

Purchases	$7,965,928
Sales	$28,671,297

7. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2006, 54.4% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 19.7% of total investments.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED)

On August 18, 2006, the Fund's Trustees, upon the recommendation of the Audit Committee, appointed KPMG LLP (KPMG) as the Fund's independent registered public accounting firm. On the same date, the Fund's previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) resigned. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended August 31, 2004 and August 31, 2005, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended August 31, 2004 and August 31, 2005: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with the reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicted above, the Fund has appointed KPMG as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending August 31, 2006. During the Fund's fiscal years ended August 31, 2004 and August 31, 2005 and the interim period commencing September 1, 2005 and ending August 18, 2006, neither the Fund nor anyone on its behalf has consulted KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

10. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2006, 99.7% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED VERMONT MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Federated Vermont Municipal Income Fund, a series of Federated Municipal Securities Income Trust, as of August 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2005 and the financial highlights for the periods presented prior to September 1, 2005, were audited by other auditors whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Vermont Municipal Income Fund as of August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
October 24, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated) Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Allegheny Corporation.
Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is a Vice President of the Trust. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations : J. Scott Albrecht is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Senior Vice President of the Fund's Adviser since 2005. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED VERMONT MUNICIPAL INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds ( e.g. , institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2005, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contracts, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Got to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Vermont Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923872

31280 (10/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is
"independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy, Jr., Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)         Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $129,500

                  Fiscal year ended 2005 - $154,707

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

                  Transfer Agent Service Auditors Report

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $35,160
      respectively.  Fiscal year ended 2005 - Transfer Agent Service Auditors report and fees for review of N-14 merger documents.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $22,593 and $22,187
      respectively.  Fiscal year ended 2006 - executive compensation analysis.
      Fiscal year ended 2005 - Discussions with auditor related to market timing and late trading activities and executive compensation analysis.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                  4(b)

                  Fiscal year ended 2006 - 0%

                  Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2006 - $46,517

            Fiscal year ended 2005 - $108,945

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not Applicable

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED MUNICIPAL SECURITIES INCOME TRUST

BY          /S/ RICHARD A. NOVAK
                RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER
                             (INSERT NAME AND TITLE)

DATE        October 20, 2006

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/ J. CHRISTOPHER DONAHUE
                J. CHRISTOPHER DONAHUE, PRINCIPAL EXECUTIVE OFFICER

DATE        October 17, 2006

BY          /S/ RICHARD A. NOVAK
                RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER

DATE        October 20, 2006